UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D

Orinda, CA 94563

(Address of principal executive offices)(Zip code)

Jeremy DeGroot

4 Orinda Way, Suite 200-D

Orinda, CA 94563

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

June 30, 2015

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The four managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 11,19, and 30 for each fund’s top contributors. See pages 12, 21, and 31 for each fund’s portfolio composition. See pages 40-41 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 106 for index definitions. You cannot invest directly in an index.

Please see page 108 for industry definitions.

Fund Summary	3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 6/30/2015	Three- Month	Year- to-Date	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	-0.60%	0.67%	3.36%	18.17%	15.49%	6.58%	5.01%	7.98%
Russell 3000 Index	0.14%	1.94%	7.29%	17.73%	17.54%	8.15%	4.89%	7.90%
Morningstar Large Blend Category Average	-0.08%	1.05%	5.15%	16.11%	15.38%	6.87%	3.47%	6.44%
Gross Expense Ratio: 1.27% Net Expense Ratio* as of 4/30/15: 1.17%

Litman Gregory Masters International Fund (12/1/97)	0.87%	6.39%	-0.79%	14.11%	10.24%	7.08%	4.95%	8.48%
Russell Global ex US Large Cap Index	0.96%	4.60%	-4.53%	10.53%	8.70%	6.34%	4.36%	6.14%
MSCI EAFE Index	0.84%	5.88%	-3.83%	12.45%	10.02%	5.60%	3.64%	5.44%
Morningstar Foreign Large Blend Category Average	1.15%	5.90%	-3.22%	10.81%	8.94%	4.88%	2.42%	4.45%
Gross Expense Ratio: 1.24% Net Expense Ratio* as of 4/30/15: 0.99%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	3.28%	1.84%	-9.11%	13.78%	14.98%	6.53%	n/a	8.76%
Russell 2000 Index	0.42%	4.75%	6.49%	17.81%	17.08%	8.40%	n/a	10.38%
Morningstar Small Blend Category Average	-0.13%	3.47%	3.51%	16.88%	15.96%	7.54%	n/a	9.79%
Gross Expense Ratio: 1.55% Net Expense Ratio* as of 4/30/15: 1.45%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	-0.32%	1.68%	1.66%	5.66%	n/a	n/a	n/a	6.51%
Barclays Aggregate Bond Index	-1.68%	-0.10%	1.85%	1.83%	n/a	n/a	n/a	2.40%
Russell 1000 Index	0.11%	1.71%	7.37%	17.73%	n/a	n/a	n/a	20.24%
40/60 Blend of Russell 1000 Index & Barclays Aggregate Bond Index	-0.96%	0.71%	4.14%	8.04%	n/a	n/a	n/a	9.38%
3-Month LIBOR	0.06%	0.12%	0.24%	0.29%	n/a	n/a	n/a	0.33%
Morningstar Multialternative Category Average	-1.49%	0.39%	0.37%	2.55%	n/a	n/a	n/a	2.74%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/15: 1.49%
Total Operating Expenses[2] as of 4/30/15: 1.74%
Gross Expense Ratio as of 4/30/15: 1.87%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

* Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2015. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations.

1.  Does not include dividend expense on short sales of 0.20% and interest expense of 0.05%

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2016 for the International and the Alternative Strategies funds. The total operating expense for the Alternative Strategies Fund includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder,

Many investment markets struggled in the first half of 2015. The Russell 3000 Index, which tracks the broad U.S. stock market, returned only 1.94% through June. Foreign stock markets did better as reflected in the Russell Global (ex-U.S) Large Cap Index, which was up 4.60%. Over the same period, the investment-grade bond market as measured by the Barclays U.S. Aggregate Bond Index incurred a slight loss of 0.10%. The Litman Gregory Masters International Fund and the Litman Gregory Masters Alternative Strategies Fund beat their benchmarks in the period while the Litman Gregory Masters Equity Fund and the Litman Gregory Masters Smaller Companies Fund trailed their benchmarks. See the individual fund sections of this report for a detailed discussion.

What’s Ahead for Investors?

Besides advising the Litman Gregory Masters Funds, Litman Gregory also publishes research and provides investment management to individuals, families, endowments, and foundations. We conduct intensive research on investment asset classes, and while this research does not play a role in how the Litman Gregory Masters Funds are run, we have a formal view about the investment environment looking out over the next five years. This view informs our investment decisions as we manage our clients’ capital. Currently, U.S. asset classes that form the core of most investors’ portfolios do not look attractive based on our analysis.

A big problem is the outlook for the bond market. The yield on the Barclays U.S. Aggregate Bond Index as of June 30 was 2.3%. Yield is the major driver of returns in the bond market over multiyear time periods. With this very low starting yield, bond market math strongly suggests that returns will be in a very low range. Our analysis of the likely range of annual returns for bonds is 0.6% to 2.3% over the next five years. At current yields bonds also have the potential for more short-term risk (e.g., if interest rates were to sharply rise) than has been the case for many decades. These returns and higher risk are clearly unexciting and motivate us to look for alternatives to bonds to manage portfolio volatility.

In our view, large-cap stocks in the U.S. market (e.g. the S&P 500), are not likely to deliver exciting returns, though our analysis suggests the range of likely returns is much wider at negative 5.5% to positive 9.7% over the next five years. Yet, our base case return, while higher than bonds, is for a disappointing 2.5% annualized return. The outer edges of our return range are much less probable outcomes in our view. The U.S. stock market faces several headwinds. One is that profit margins are extremely high. But profit margins also tend to mean-revert over time, which suggests they could shrink. That in turn could depress earnings growth. Moreover, stock valuations are somewhat rich from a historical standpoint. Since returns are driven by a combination of earnings growth, dividends (which are 2% on the S&P 500), and changes in valuation, the outlook for stocks over time is not bullish if valuations are unlikely to expand (and could contract) while earnings growth is subpar and dividends are low.

Over the years when stock returns were not promising, usually due to excessive valuations, prudent investors had the option of allocating more to bonds. However, given the poor outlook for bonds this is a more difficult decision. In Litman Gregory’s client portfolios we’ve done a couple of things.

First, we are somewhat overweight to international equities. Though the U.S. economy seems much healthier than much of the rest of the world’s economy at the moment, this also appears to be more than reflected in current stock prices. All the problems in Europe along with the slowing of China’s economy have resulted in foreign stock indexes lagging the U.S. index. For example, over the past five years the broad U.S. stock market (Russell 3000 Index) has outperformed foreign markets (Russell Global ex-U.S. Large Cap Index) by 8.8 percentage points per year. That is a huge margin, and it is reflected in cheaper stocks in much of the world relative to the United States. For example, Europe trades at a normalized price-to-earnings ratio discount relative to the United States that has rarely been larger. Moreover, European earnings growth is depressed at levels below its long-term trend line that we haven’t see before (data going back 50 years). This suggests European earnings has the potential for above average growth—especially compared to the United States. Our base case five-year forecast for foreign markets is 11.5% for developed Europe, and for emerging markets it is from 7.4% to 13.6% (based on two different China scenarios). There is of course a wide range of potential outcomes, but our base case analysis suggests likely materially higher returns for foreign stocks than U.S. stocks over the next five years. Investment common sense also supports this view—bad news and headlines often lead investors to overreact. This has likely happened in many non-U.S. equity markets, especially relative to the United States.

The second thing we’ve done is to significantly underweight core bonds, which, as mentioned, we believe are likely to generate poor returns. This complicates risk management in balanced portfolios since a central reason to hold core bonds is often risk-related diversification to mitigate stock market risk. To compensate we are underweighted U.S. equities for reasons already discussed. But the more significant allocation (in percentage terms) is to flexible bond funds and alternatives funds. The bond funds are flexible in terms of their ability to adjust their duration and pursue a variety of bond sectors, taking on credit risk when the risk/return is compelling. In the few years we’ve owned these funds they have consistently performed better than core bonds in periods of flat and rising interest rates. With respect to alternatives, we’ve focused on funds we believe are very strong on risk management and/or have low or negative correlations with stocks. Our own Litman Gregory Masters Alternative Strategies Fund is central to our allocation. Our allocation to flexible bond funds and alternatives allows us to manage risk and, we believe, pursue higher returns than we can get from assets that would have been allocated to core bonds.

Fund Summary	5

Looking ahead we believe it makes sense for investors to expect below average returns for the next five to 10 years from a portfolio of U.S. financial assets. Think low to mid-single digit annual returns as a likely range. To do better we believe investors will need to look outside of these core holdings. Foreign stock funds and well-managed alternative strategies that are offered at a reasonable cost are good choices in our view.

As we head into the second half of 2015 we continue to eat our own cooking. Litman Gregory principals, employees, and the trustees of the Litman Gregory Masters Funds collectively own $23.8 million in our funds. As always we thank you for your confidence, and we remain strongly committed to continuing to earn it.

Sincerely,

Ken Gregory, Chairman

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

6	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Review

The Litman Gregory Masters Equity Fund returned 0.67% during the first six months of 2015, lagging the 1.94% gain for the fund’s Russell 3000 Index benchmark. The fund is also behind the benchmark over the trailing 12 months, when it gained 3.36%, compared to 7.29% for the benchmark. Over longer time frames, performance is mixed. The fund outperformed over the trailing three-year period, lags over the trailing five- and 10-year periods, but is ahead of the benchmark over the trailing 15 years and since its December 1996 inception. The fund has outperformed the Morningstar Large Blend Category over the trailing three-year, five-year, 15-year, and since inception periods.

The Equity Fund established a strong track record in its first nine years, beating its Russell 3000 benchmark by a sizable 2.33 percentage points per year, annualized. The fund then meaningfully lagged in 2006 and again in the second half of 2008 during the financial crisis. At various points in 2008, Litman Gregory made changes to the fund, hiring three new sub-advisors and removing two managers from the fund’s line-up. Since December 31, 2008, through June 30, 2015, the fund’s performance has been strong with a 17.38% annualized return, 84 basis points better than its benchmark, although the pattern of relative returns has been choppy (i.e., there have been periods of outperformance and underperformance).

Performance as of 6/30/2015

	Average Annual Total Returns
	Three Month	Year to Date	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Institutional Class (12/31/96)	-0.60%	0.67%	3.36%	18.17%	15.49%	6.58%	5.01%	7.98%
Russell 3000 Index	0.14%	1.94%	7.29%	17.73%	17.54%	8.15%	4.89%	7.90%
Morningstar Large Blend Category	-0.08%	1.05%	5.15%	16.11%	15.38%	6.87%	3.47%	6.44%
Investor Class (4/30/2009)	-0.72%	0.56%	3.12%	18.03%	15.27%	n/a	n/a	16.33%
Russell 3000 Index	0.14%	1.94%	7.29%	17.73%	17.54%	n/a	n/a	17.78%
Morningstar Large Blend Category	-0.08%	1.05%	5.15%	16.11%	15.38%	n/a	n/a	15.67%

* Although Morningstar categorizes the Equity Fund as Large Growth, we believe it is better categorized as Large Blend.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2015, the gross and net expense ratios for the Institutional Class were 1.27% and 1.17%, respectively; and for the Investor Class were 1.52% and 1.42%, respectively. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

During the first half of 2015, the performance of the sub-advisors was mixed. Four managers outperformed their benchmarks and three managers underperformed their benchmarks. Looking at longer-term performance, of the four longer-tenured sub-advisors, two of whom (Dick Weiss and Chris Davis) have been on the fund since inception, all are ahead of their respective benchmarks.

Key Performance Drivers

Stock selection was the primary driver of the fund’s relative underperformance during the first half of the year, while sector allocation had a negligible impact, with no one sector allocation having a materially negative or positive impact on performance. However, as is always the case, there were noteworthy contributors and detractors in the period. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions of both sector weights and stock selection to help shareholders understand drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position for the fund; that is only known at the point when the stock is sold.

For the six months ending June 30, 2015, industrials was the top-contributing sector. While the portfolio benefited from its underweight (5.8% versus 11.2% in the benchmark) to this underperforming sector, the stocks it did own performed well. Adecco—a non-benchmark name—and Atlas Air Worldwide were the strongest performers within the sector. Adecco, owned by Pat English and

Fund Summary	7

Andy Ramer of FMI, is a global leader in human resources management and gained over 20% in the period. Manager Clyde McGregor’s (of Harris Associates) position in Atlas Air Worldwide gained over 11% in the period. This company, which outsources aircraft and aviation operating services, gained 30.3% in the second quarter of 2015 alone on the back of a recovery in global airfreight volumes. Since initiating a position in February of 2012, the stock is up 75%. McGregor trimmed the position late in the period, but it remains in the portfolio as of quarter-end.

The consumer discretionary sector was the second-biggest contributor, primarily due to the meaningful gain of tire manufacturer Pirelli. This stock was first purchased by FMI in May 2013, when FMI’s thesis rested largely on the company’s focus on premium tires (a segment marked by faster growth, higher margins, and high barriers to entry) which enhanced the quality of the business beyond that of most peers. According to the managers, premium tire technologies and long-standing working relationships with luxury auto manufacturers help to create barriers to entry, allowing Pirelli to generate a return on invested capital in excess of its cost of capital. English and Ramer note that Pirelli’s brand also has significant value, as its high exposure to the replacement market (76% of sales) creates a source of recurring revenue, reduces cyclicality, and diminishes the auto manufacturers’ ability to extract value. Prior to the recent run-up in the stock, the valuation was compelling, as the stock was trading at a low double-digit multiple of forward earnings, essentially being valued as a subpar auto supplier, a discount which the managers believed was not justified. Earlier this year, the stock appreciated roughly 35%. FMI says the main drivers of the stock’s run-up are the fact that Pirelli delivered stronger fourth quarter 2014 and fiscal year 2014 organic revenue growth than its global peers. The eurozone’s new QE program and a weakening euro also provided a tailwind for European stock markets. Lastly, it was announced in late March that China National Tire & Rubber Co. would be making a mandatory tender offer of €15 per share for Pirelli this summer, after buying Camfin’s 26.2% stake in the company. The managers decided to exit the position in mid-March as the discount to intrinsic value meaningfully narrowed.

Information technology and health care were the key detractors from a sector point of view. The fund’s meaningful overweight (29.1% versus 19.1%) to the technology sector had a negligible impact on performance as the sector performed in line with the benchmark, but stock selection within the sector was a detractor. In fact, four of the top 10 detractors for the period were in the technology sector. One factor hurting performance was the fact that none of the managers owned Apple, which rose 14.6% in the period and is the largest index/benchmark constituent (a 3.2% weight). In terms of what the portfolio did own, Itron, which provides metering solutions to electricity, gas, and water utility markets, fell 18.6% in the period and was the leading detractor among the technology holdings. Owner Clyde McGregor believes that Itron generates strong free cash flow given the minimal capital needed to run the business. In the Harris Associates team’s estimation, the company’s market position is protected by large research and development (R&D) investments, customer switching costs, and solid brand value. The team also continues to believe that Itron is selling at a discount to its intrinsic value. According to McGregor, the stock is down for a myriad of reasons. He says early in the year, Itron issued disappointing fourth quarter results due to a settlement payment incurred from complications surrounding the company’s acquisition of SmartSynch in 2012. In addition, management lowered its fiscal year 2015 guidance due to currency headwinds. Subsequently, first quarter earnings per share also fell short of market forecasts, despite revenues that surpassed estimates. In May, the company issued a product recall in its water business line that may result in a charge of $22–$25 million booked in the second quarter. Although the company has insurance coverage for issues like this, Itron will still be liable for the first $10 million of the loss. While the charge will be included in its yet-to-be-released second quarter earnings report, investors may have already built this information into the company’s share price. Management is taking steps to improve results and estimates that Itron should return to double-digit growth in 2016. To help boost margins, management implemented a cost-cutting plan aimed at reducing selling, general, and administrative expenses. Furthermore, Itron’s board of directors authorized a short-term $50 million share repurchase program in the first quarter. Looking forward, McGregor remains optimistic that Itron’s fundamental performance should strengthen in coming quarters, and he still finds this investment compelling.

Alibaba Group Holding, a non-benchmark name, is another technology name that hurt performance in the period, falling 20.9% in the period. Sands Capital points out that the businesses they own typically invest substantial amounts of capital to realize their full long-term earnings growth potential. Such is the case with Alibaba Group Holding, the operator of the leading e-commerce websites in China, which is taking steps to improve its business for the long term, albeit at the expense of short-term profits. One of the most visible changes is a fight against “brushing” (i.e., merchants who pay for fake transactions to enhance their rankings in search results). As fake transactions are weeded out of the system, gross merchandise volume (GMV), a key metric, is impacted. While GMV growth has indeed decelerated, the 40% year-over-year growth that Alibaba reported in May remains healthy. Taking a long-term view, the Sands team believes the fight against brushing is a positive development, as it should ultimately result in an improved consumer experience and draw more users to Alibaba’s platform. Additionally, Alibaba continues to make progress in seeding new and large product categories—such as food, autos, and health care products—that should sustain GMV growth over the long haul. At the highest level, the managers believe what matters most for Alibaba’s success is Chinese consumers in every city and demographic profile continuing to spend more online, and they see no evidence of this secular trend waning. As for the company’s valuation, Sands thinks it has become more attractive relative to their long-term time horizon.

Sands also owns Baidu, the leading search engine in China and another non-benchmark position. The stock fell 12.7% in the period. Through 2013 and 2014, Baidu invested in transitioning its business from the desktop to mobile devices. Having done so successfully (mobile now accounts for greater than 50% of revenues), many investors anticipated that 2015 would be the year the company begins to show signs of profitability. Instead, the managers say that the company has embarked on a new round of

8	Litman Gregory Funds Trust

investments primarily aimed at transforming into a transactional platform that captures more value from consumers’ online and offline purchases. While the investment is expected to be significant, the managers believe this is an appropriate strategy for the long term. Part of the thesis is that if Baidu can execute on this initiative it should result in a compelling, differentiated search experience that will be difficult for competitors to match. In the context of this long-term opportunity, the company’s valuation remains compelling according to Sands.

One final detractor in the technology space was software developer Oracle, which fell almost 10% in the six-month period. This position is owned by both Nygren and McGregor of Harris Associates. The Harris team finds many positives about this position. For instance, they like that Oracle maintains a strong balance sheet with excellent cash flow generation. They also perceive Oracle’s management team as having a long record of operational skill, good strategic thinking, and value creation. In addition, they like that high switching costs lends itself to low customer turnover for Oracle. The company’s fiscal third quarter earnings results issued at the beginning of the year were largely in line with market expectations, despite a strong currency headwind. The company was also able to convert 125% of net income into free cash flow over the previous four quarters. In addition, Oracle continued to repurchase shares during the fiscal third quarter and increased its dividend by 25%. Even so, the stock price was down slightly in the first quarter, lagging the broader equity market.

Subsequently, Oracle’s fiscal fourth quarter earnings report showed earnings per share and revenue figures that missed analysts’ expectations, which further pressured its share price. Speaking with CEO Safra Catz regarding these results, the team learned that the successes of the cloud business translated to weak new software license and hardware sales numbers. However, cloud bookings grew $283 million year over year, and the team believes that the transition of sales to the cloud-based model will pay off for long-term investors.

Salesforce.com was a bright spot in the technology sector. Also owned by Sands, Salesforce is delivering strong organic revenue growth across an expanding product set, while fulfilling company management’s stated goal of margin expansion. The recent reorganization of its sales department (from a product-specific focus toward offering customers vertically-integrated solutions) appears to be gaining traction as the number of large enterprise deals grew solidly over the previous year. Sands says that Salesforce management is encouraged by the early results of its data analytics solution, with enterprises including Merck and Time Warner Cable already counted among its customers. The managers believe the analytics solution is an attractive complement to Salesforce’s current cloud offerings and sets it apart from competitors while expanding its addressable market opportunity. This position gained 17.4% during the period and was the third-largest holding in Sands’s sleeve of the portfolio as of the end of June.

The fund was significantly underweight the strongly performing health care sector, and this, along with the slight underperformance of the fund’s health care stock picks, impacted performance. athenahealth was the largest detractor, falling over 21% during the period. Sands says that this company, a leading provider of cloud-based health care IT solutions, reported strong quarterly results in May. The core business grew by 30% year over year and bookings were strong as the company closed a large deal with Trinity Health and a number of mid-sized deals as well. In spite of this performance, some investors remain concerned about athena’s ability to penetrate the larger enterprise market. Sands does not share this concern. The timing of larger deals is naturally volatile, and after conducting channel checks on the enterprise market and speaking with management, they remain comfortable with athena’s pipeline. Rather than worrying about the specific quarter in which deals are signed, the team remains focused on the long-term opportunity, which they continue to believe is significant. The company’s core business, which caters to physician practices, remains strong. athenaCollector®, its revenue cycle management platform, continues to help practices process payments more quickly, with fewer claim rejections and lower overhead costs, according to the team. Furthermore, interest in athenaClinicals® (an electronic medical records platform) and athenaCommunicator® (a suite of patient communication tools) creates ample cross-selling opportunities. Perhaps most exciting to Sands, the company is expanding its total addressable market by entering the small-hospital market. They think this is an attractive opportunity that, when combined with the potential for the core business, supports the company’s current valuation.

On the positive side, Regeneron Pharmaceuticals, owned by Sands, was a strong contributor, gaining over 24% in the first half of 2015. Regeneron reported strong first quarter results in May driven by growth of Eylea, its drug for diabetic macular edema (DME) and age-related macular degeneration. Sands believes Eylea will continue to take share in each indication, particularly DME, due to a recent study that demonstrated a clear efficacy advantage over competing therapies. Additionally, Sands points out that FDA approval of Praluent, a cholesterol-reducing drug, remains on track and could occur in the second half of 2015. Praluent was designed to address a large unmet need in patients with high cholesterol who do not respond well to existing therapies (typically statins, such as Lipitor). Sands adds that Regeneron has several other promising therapies progressing through various trial phases, something that supports the stock’s valuation. Sands has conviction in the ability of the company’s high-quality R&D engine to deliver new and innovative treatments that can sustain above-average growth over the long term.

Other sectors had minimal impact on performance, but there were noteworthy performers at the stock level. The leading individual contributor to performance was Frank’s International (in the energy sector), which gained 15.4%. This name, which is not in the index, is owned by Scott Moore of Nuance Investments. Frank’s is one of two leading manufacturers of highly engineered tubular systems for both land and offshore drilling activities. Considered a high-quality operator in the space with the best engineering and team of service providers, Moore says Frank’s has long been viewed as a top-tier business within the energy equipment & services industry. During the

Fund Summary	9

second half of 2014, the stock came under significant pressure as a classic multiyear spending cycle emerged within offshore drilling and created a period of overearnings for energy equipment and services providers. Moore notes that time and again, overearnings and excess spending has resulted in excess capacity, which has then led to a period of underearnings and below-average returns on capital. Frank’s was not immune to this cycle, which resulted in earnings estimate reductions, negative sentiment, and most importantly, a significant buying opportunity, in Moore’s view. Moore purchased Frank’s at close to 10x his normalized earnings estimate for this business. This, combined with net cash on the balance sheet and a greater than 3.0% dividend yield, leaves Moore confident that this position is one of his top risk/rewards in the portfolio today, even after Frank’s solid performance in the first half of 2015.

Markel, a financials sector holding owned by Davis Advisors, was another strong contributor, returning 17.3%. A specialty provider of nonstandard property and casualty (P&C) and life insurance products, the firm is an example of what Davis refers to as an out-of-the-spotlight company in the portfolio. Markel generally underwrites policies in certain less competitive niche markets where it has developed significant expertise over many years, including P&C coverage for museums and private libraries, child care centers and camps, historic homes, private schools, and horse farms and riding clubs, among other niche markets. The company has also been successful in reinvesting the “float” (cost-free funds generated from premiums held on behalf of policyholders) provided by its insurance operations, not only in stocks but also through the purchase of entire companies as long-term investments. Davis says that by operating unobtrusively and shrewdly in its underwriting niches while earning good investment returns, Markel has created significant wealth for long-term shareholders as demonstrated by its 16% annualized increase in book value over the past 20 years.

On the flip side, American Express was the leading detractor among financial stocks. This position is also owned by Davis, who says that this company is an example of a global market leader in the portfolio despite falling 15.6% in the period. He says that this financial services firm combines a strong, upscale charge card brand with ownership of the underlying payment network to create a unique business model. The company attracts some of the most desirable cardholders whose affluence leads to average spending about three times as great as ordinary bank cards. Davis adds that American Express reinforces this higher charge card spending with a market-leading cardholder rewards program, creating a virtuous circle of higher spending and higher rewards. The company earns much of its revenue from the transaction or interchange fees it charges merchants that accept its card. Because its payment network is wholly owned, American Express avoids sharing this important revenue source, generating significantly better economics than the payment networks of its competitors whose interchange fees are shared with banks. Last year, American Express announced it will not renew its exclusive arrangement as the only credit card accepted at U.S. Costco stores. While Davis acknowledges that this move will slow the company’s earnings growth over the short term, he admires the strong capital allocation discipline of the American Express management team in walking away from an arrangement offering inadequate shareholder returns. He expects American Express will take steps to overcome this loss of business and return to delivering double-digit earnings growth for shareholders in the years ahead. The stock is one of the largest holdings in Davis’s sleeve of the portfolio, and the fifth-largest position in the portfolio at the end of June.

Another financial sector holding owned by Davis is Berkshire Hathaway, which was also a leading detractor due to its large portfolio weighting, in combination with a 9% stock price decline in the period. Berkshire Hathaway is another example of what Davis calls a market leader in the portfolio. It is a diversified holding company with interests in insurance, reinsurance, railroads, utilities, manufacturing, retailing, and a host of other business lines. Under the strong leadership of Warren Buffett and team, the company has compounded book value at close to 20% per year on average over the last 49 years. Davis notes that during that time Berkshire has quietly evolved from a textile manufacturer to a well-run insurance operation and more recently to a diversified business with almost two-thirds of its earnings generated by non-financial operations. Davis believes Berkshire is a financial powerhouse well positioned for continued steady growth, although at a somewhat slower pace given its already large size. In recent periods, Berkshire has generated impressive, broad-based earnings growth across most of its main businesses as well as solid investment income.

10	Litman Gregory Funds Trust

Top 10 Individual Contributors as of the Six Months Ended June 30, 2015
Company Name	Period End Weight (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc	1.09	0.37	Consumer Discretionary
Regeneron Pharmaceuticals Inc	1.52	0.34	Health Care
Pirelli & C	0.57	0.26	Consumer Discretionary
Health Net Inc	1.34	0.26	Health Care
Markel Corporation	1.56	0.24	Financials
Frank’s International NV	1.24	0.24	Energy
JPMorgan Chase & Co	1.82	0.23	Financials
Salesforce.com Inc	1.38	0.22	Technology
Lear Corp	1.48	0.20	Consumer Discretionary
Adecco SA	1.05	0.19	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2015
Company Name	Period End Weight	Contribution to Return	Economic Sector
American Express Co	2.73	-0.49	Financials
Itron Inc	1.67	-0.36	Technology
Berkshire Hathaway Inc Class A	2.86	-0.28	Financials
Oracle Corporation	2.44	-0.26	Technology
Alibaba Group Holding	1.24	-0.25	Technology
Chesapeake Energy Corp	0.23	-0.20	Energy
AthenaHealth Inc	0.78	-0.19	Health Care
Baidu Inc ADR	1.27	-0.17	Technology
Encana Corp	0.62	-0.17	Energy
National Oilwell Varco Inc	0.19	-0.16	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Equity Fund portfolio results from bottom-up stock selection, without a benchmark focus. So it is not surprising the fund’s portfolio is quite different than its benchmark, and this is reflected in its high active share. In the first six months of 2015, there were no major portfolio shifts. The fund’s sector exposure remains largely unchanged from year-end through the first half of 2015. Information technology remains the largest sector overweight relative to the Russell 3000 benchmark, at 28.5% versus 19.1%, and health care is the largest underweight, at 6.0% versus 15.0%.

The Equity Fund’s market-cap dispersion also remained relatively unchanged in the first half of 2015. Large-cap stocks make up roughly 54% of the portfolio, while mid- and smaller-sized companies account for 31% and 11%, respectively. The fund’s weighted-average market-cap is $57 billion. Foreign holdings continue to account for approximately 15% of the portfolio, while cash accounts for roughly 4% of portfolio.

Fund Summary	11

By Sector

	Sector Allocation
	Fund as of 6/30/15	Fund as of 12/31/14	Russell 3000 as of 6/30/15
Consumer Discretionary	15.7%	16.1%	13.2%
Consumer Staples	2.7%	2.0%	8.4%
Energy	8.2%	8.6%	7.1%
Finance	22.8%	21.2%	17.8%
Health Care & Pharmaceuticals	6.0%	7.9%	15.0%
Industrials	6.8%	5.7%	10.9%
Materials	3.3%	3.9%	3.5%
Technology	28.5%	27.9%	19.1%
Telecom	0.0%	0.0%	2.0%
Utilities	1.8%	1.9%	2.9%
Cash Equivalents & Other	4.2%	4.8%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $1 billion

Small-Cap $1 billion—$4.3 billion

Small/Mid-Cap $4.3 billion—$10.2 billion

Mid-Cap $10.2 billion—$28.7 billion

Large-Cap > $28.7 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

12	Litman Gregory Funds Trust

Closing thoughts

As the U.S. equity markets continued to trend higher since the financial crisis, many active, fundamentally oriented managers have underperformed passive benchmarks. Over the trailing one- and three-year periods, the Russell 3000 Index has outperformed roughly 70% of the larger-cap blend category. We realize we have more work to do to rebuild this fund’s record. Though the fund has outperformed its benchmark since its inception and over the trailing 15 years, an especially rough stretch of performance from 2006 through 2008 damaged the fund’s 10-year record and pulled down what previously had been a very strong longer record. We believe we have a strong manager lineup on the fund; five of the seven current sub-advisors were added to the fund since 2008 and the record since that time is strong on an absolute and relative basis (as noted earlier in this report). The manager changes we have made demonstrate our continued focus on re-establishing the Equity Fund as a very strong core equity holding.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the funds

Fund Summary	13

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to June 30, 2015 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

14	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Shares		Value
COMMON STOCKS: 95.8%

Consumer Discretionary: 15.7%
9,500	Amazon.com, Inc.*	$4,123,855
39,178	Carnival Corp.	1,935,002
27,362	Chico’s FAS, Inc.	455,030
36,000	Comcast Corp. - Class A	2,157,840
53,353	Discovery Communications, Inc. - Class C*	1,658,211
38,500	Dollar General Corp.	2,992,990
133,100	General Motors Co.	4,436,223
194,500	Global Eagle Entertainment, Inc.*	2,532,390
91,200	HSN, Inc.	6,401,328
305,600	Interpublic Group of Cos., Inc. (The)	5,888,912
50,200	Lear Corp.	5,635,452
133,000	Liberty Interactive Corp. QVC Group - Class A*	3,690,750
3,000	Priceline Group, Inc. (The)*	3,454,110
28,400	PVH Corp.	3,271,680
68,300	Shutterfly, Inc.*	3,265,423
97,000	Twenty-First Century Fox, Inc. - Class B	3,125,340
75,000	Urban Outfitters, Inc.*	2,625,000

		57,649,536

Consumer Staples: 2.7%
17,620	Costco Wholesale Corp.	2,379,757
16,403	Diageo Plc - ADR	1,903,404
65,803	Fresh Market, Inc. (The)*	2,114,909
38,500	Henkel AG & Co. KGaA	3,671,022

		10,069,092

Energy: 8.2%
38,800	Baker Hughes, Inc.	2,393,960
32,038	Cameron International Corp.*	1,677,830
220,000	Chesapeake Energy Corp.	2,457,400
57,000	Devon Energy Corp.	3,390,930
321,180	Encana Corp.	3,539,403
215,273	Frank’s International N.V.	4,055,743
33,274	Imperial Oil Ltd.	1,285,042
56,700	Newfield Exploration Co.*	2,048,004
66,200	Noble Energy, Inc.	2,825,416
77,956	Schlumberger Ltd.	6,719,028

		30,392,756

Financials: 22.8%
121,115	American Express Co.	9,413,058
64,000	American International Group, Inc.	3,956,480
228,000	Bank of America Corp.	3,880,560
252,215	Bank of New York Mellon Corp. (The)	10,585,464
46	Berkshire Hathaway, Inc. - Class A*	9,423,100
33,500	Berkshire Hathaway, Inc. - Class B*	4,559,685
70,500	Blackstone Group L.P. (The)	2,881,335
39,842	BOK Financial Corp.	2,772,206
40,000	Capital One Financial Corp.	3,518,800
15,503	Chubb Corp. (The)	1,474,955
70,000	Citigroup, Inc.	3,866,800
38,969	Commerce Bancshares, Inc.	1,822,580
9,500	Fairfax Financial Holdings Ltd.	4,693,000
130,570	JPMorgan Chase & Co.	8,847,423
8,270	Markel Corp.*	6,621,624

Shares		Value
Financials (continued)
72,300	PacWest Bancorp	$3,380,748
43,580	Wells Fargo & Co.	2,450,939

		84,148,757

Health Care: 6.0%
23,900	Alexion Pharmaceuticals, Inc.*	4,320,403
22,700	athenahealth, Inc.*	2,600,966
88,100	Health Net, Inc.*	5,648,972
18,535	Johnson & Johnson	1,806,421
9,300	Regeneron Pharmaceuticals, Inc.*	4,744,209
23,430	UnitedHealth Group, Inc.	2,858,460

		21,979,431

Industrials: 6.8%
51,500	Adecco S.A.	4,181,930
44,397	American Science & Engineering, Inc.	1,945,033
29,600	Atlas Air Worldwide Holdings, Inc.*	1,626,816
44,605	Emerson Electric Co.	2,472,455
80,000	General Electric Co.	2,125,600
44,500	Honeywell International, Inc.	4,537,665
66,500	PACCAR, Inc.	4,243,365
20,403	United Parcel Service, Inc. - Class B	1,977,255
50,458	Xylem, Inc.	1,870,478

		24,980,597

Information Technology: 28.5%
49,000	Accenture Plc - Class A	4,742,220
30,000	Akamai Technologies, Inc.*	2,094,600
57,100	Alibaba Group Holding Ltd. - ADR*	4,697,617
80,400	ARM Holdings Plc - ADR	3,961,308
71,000	Arrow Electronics, Inc.*	3,961,800
22,600	Baidu, Inc. - ADR*	4,499,208
65,600	Facebook, Inc. - Class A*	5,626,184
16,975	Google, Inc. - Class A*	9,167,179
10,092	Google, Inc. - Class C*	5,252,987
103,000	HomeAway, Inc.*	3,205,360
104,000	Intel Corp.	3,163,160
172,100	Itron, Inc.*	5,927,124
15,700	LinkedIn Corp. - Class A*	3,244,091
44,000	MasterCard, Inc. - Class A	4,113,120
212,100	Oracle Corp.	8,547,630
261,622	Polycom, Inc.*	2,992,956
75,000	salesforce.com, Inc.*	5,222,250
157,000	TE Connectivity Ltd.	10,095,100
82,700	Teradata Corp.*	3,059,900
168,550	Visa, Inc. - Class A	11,318,132

		104,891,926

Materials: 3.3%
72,779	HB Fuller Co.	2,956,283
28,000	Monsanto Co.	2,984,520
144,500	Potash Corp. of Saskatchewan, Inc.	4,475,165
26,600	Royal Gold, Inc.	1,638,294

		12,054,262

Utilities: 1.8%
135,000	Calpine Corp.*	2,428,650
70,919	National Fuel Gas Co.	4,176,420

		6,605,070

TOTAL COMMON STOCKS (Cost $266,233,446)		352,771,427

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 4.6%

REPURCHASE AGREEMENTS: 4.6%
$16,817,000	FICC, 0.000%, 6/30/15, due 07/01/2015 [collateral: par value $17,390,000, U.S. Treasury Note, 1.750%, due 02/28/2022; value $17,173,459] (proceeds $16,817,000)	$16,817,000

TOTAL SHORT-TERM INVESTMENTS (Cost $16,817,000)		16,817,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $283,050,446): 100.4%		369,588,427

Liabilities in Excess of Other Assets: (0.4)%		(1,351,162)

Net Assets: 100.0%		$368,237,265

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

16	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Review

The Litman Gregory Masters International Fund rose 6.39% in the first half of 2015, while its primary benchmark, the Russell Global (ex-U.S.) Large Cap Index, was up 4.60%. The MSCI EAFE Index, an index that does not include emerging markets, returned 5.88% for the same period. The fund also outperformed its average peer (5.90%) in the Morningstar Foreign Large Blend Category.

Litman Gregory Masters International Fund Performance as of 6/30/2015

	Average Annual Total Returns
	Three- Month	Year- to-Date	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Institutional Class (12/1/1997)	0.87%	6.39%	-0.79%	14.11%	10.24%	7.08%	4.95%	8.48%
Russell Global (ex-U.S.) Large Cap Index	0.96%	4.60%	-4.53%	10.53%	8.70%	6.34%	4.36%	6.14%
MSCI EAFE Index	0.84%	5.88%	-3.83%	12.45%	10.02%	5.60%	3.64%	5.44%
Morningstar Foreign Large Blend Category Average	1.15%	5.90%	-3.22%	10.81%	8.94%	4.88%	2.42%	4.45%
Investor Class (4/30/2009)	0.77%	6.27%	6.27%	-1.09%	9.22%	13.81%	4.68%	9.96%
Russell Global (ex-U.S.) Large Cap Index	0.96%	4.60%	4.60%	-4.53%	8.51%	10.53%	3.67%	8.70%
MSCI EAFE Index	0.84%	5.88%	5.88%	-3.83%	9.24%	12.45%	5.34%	10.02%
Morningstar Foreign Large Blend Category Average	1.15%	5.90%	5.90%	-3.22%	8.17%	10.81%	4.03%	8.94%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2015, the gross and net expense ratios for the Institutional Class were 1.24% and 0.99%, respectively; and for the Investor Class were 1.49% and 1.24%, respectively. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Litman Gregory has also contractually agreed to cap the International Fund’s expenses at 0.99% for the Institutional Class, and 1.24% for the Investor Class through 4/30/2016. All performance discussions in this report refer to the performance of the Institutional share class.

The International Fund’s long-term relative performance remains extremely strong. Since its inception on December 1, 1997, the International Fund has returned 8.48%, annualized, compared to the Russell Global (ex-U.S.) Large Cap Index return of 6.14% and the MSCI EAFE Index return of 5.44%. The fund has outperformed its benchmarks, the Russell Global (ex-U.S.) Large Cap Index and MSCI EAFE, as well as its Morningstar Foreign Large Cap Blend peer group over all trailing multiyear periods.

In addition to strong returns relative to its benchmarks, the fund continues to rank very high relative to its peers. The table below shows the International Fund’s ranking relative to the Morningstar Foreign Large Blend Category (lower numbers represent better rankings).

Litman Gregory Masters International Fund

Morningstar Foreign Large Blend Peer Group Rankings

Based on Total Fund Returns

As of June 30, 2015

	Rankings
	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year
% Rank in Category	18%	9%	20%	15%	19%
Funds in Category	781	668	584	331	179

Past performance is no guarantee of future results

Performance of Managers

In the first half of 2015, three of the five sub-advisors outperformed their respective benchmarks.

Year-to-date performance of the five sub-advisors as of June 30 ranged from a 1.90% loss to a 16.36% gain. The range of outcomes demonstrates the benefit of having a diversified line-up of managers who each have a unique investment approach and style. (Over the fund’s long history, the number of sub-advisors has ranged from a low of four to a high of seven.) Over shorter time periods, particularly as short as three or six months, each sub-advisor will experience occasional periods of lagging performance. This is to be expected given the concentrated portfolio of eight to 15 stocks that each sub-advisor holds. However, given the quality of this team of stock pickers and focus on their best ideas, we expect strong performance periods to outnumber the weak periods. Over the long-term this has certainly been the case.

Fund Summary	17

We believe it is longer-term performance that matters most in assessing our sub-advisors’ performance and the overall fund’s track record. All three long-tenured managers—those with at least a three-year record with the fund—are ahead of their benchmarks by at least 200 basis points annualized (net of their management fees) since their respective inception dates. Moreover, over the long history of the fund, 11 of the 12 sub-advisors with at least three year records on the fund outperformed their index benchmarks (net of their fees) during their Litman Gregory Masters Funds tenure.

Key Performance Drivers

It is important to understand that the portfolio is built stock-by-stock and so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

While stock selection was the primary driver behind the fund’s outperformance for the first six months of the year, the fund’s overall sector positioning also contributed slightly to overall performance. The fund’s overweight to the consumer discretionary sector (30% versus 12% for the benchmark) was a positive. Stock selection within this sector also contributed positively to relative performance. Two companies tied to the automobile industry were the main drivers of the positive contribution: Renault and Valeo. Jean-Marc Berteaux, owner of Renault, says he trimmed the position as the stock price went up; however, he remains favorable about the prospects for the company. Mark Little owns the position in the French auto parts marker Valeo. Little credits Valeo’s medium-term plan with providing strong visibility into the company’s future prospects, which resulted in an upward move in the stock price.

The health care sector was the top-performing sector in the benchmark through June 30. The fund was helped slightly by a relative overweight and much more so from strong stock selection within the sector. Valeant Pharmaceuticals International, the fund’s second-largest holding at the start of 2015, rose well over 50% in the first half of the year. Another health care holding, Novo Nordisk, returned more than 30% year-to-date. The team at Northern Cross, owners of Novo Nordisk’s stock, say it outperformed largely due to the company’s announcement that it would seek FDA approval for its long-acting insulin drug, Tresiba, after interim results from clinical trials.

Exposure in the industrials sector was the biggest headwind to first half fund performance. The fund is not massively over- or underweight to the sector; however, stock selection within the industrial sector was poor. Two emerging-markets airline carriers (AirAsia and Copa Holdings) shouldered much of the poor performance. Berteaux, the sub-advisor who owns both these stocks, took advantage of price weakness and added to both positions.

In aggregate, the fund’s financial picks fared poorly in the first half of 2015. The bulk of the negative selection effect comes from two banking franchises: Piraeus Bank and Halkbank. Piraeus Bank, owned by Little, was the only Greek holding in the fund coming into 2015. However, the well-documented troubles in Greece had an adverse effect on Piraeus Bank during the first half of the year. Piraeus is the largest bank in the consolidated Greek market. Little says that “throughout 2014, the bank was starting to enjoy the margin and credit benefits of an improving Greek economy and funding status. However, the election of a radical Syriza government in January 2015 completely reversed this progress and threatened the solvency of the entire banking system.” Little sold the position early in the second quarter.

One financial stock that did add value over the last six months was Credit Suisse Group. This outperformance comes on the heels of 2014, in which Credit Suisse showed up as a top detractor from fund performance. According to David Herro of Harris Associates, Credit Suisse’s share price was volatile early in the year, which was prompted by concerns in January that potential new capital requirements could lead to the need to raise additional equity. In early February, the company reported strong results that helped allay the capital concerns. In March, Credit Suisse announced that its CEO, Brady Dougan, would step down by the end of June and Tidjane Thiam, the current CEO of Prudential, would take his place. Thiam has stated he wants to invest in growing yet capital-light businesses, while maintaining a solid balance sheet. Herro says Thiam’s approach is in line with their own views of the business. They are encouraged by the early indications of the new leadership and do not feel it is necessary to make material changes to their estimate of Credit Suisse’s intrinsic value.

The fund’s large underweight to the energy sector was another slight positive. Aggregate energy stocks within the Russell index fell nearly 1% over the last six months. Two energy companies were owned at various times during the last six months, but combined, they accounted for only about 1% of total assets. One stock contributed positively to returns (BG Group), while the other detracted from returns (Trican Well Service). Both stocks have since been sold from the fund and energy exposure as of June 30 is 0%, compared to a little more than 7% for the Russell index.

Fund performance suffered at the margin due to region/country allocations that differ from that of the benchmark. Japan was among the top-performing developed international markets within the Russell benchmark during the first half of 2015. The fund was underweight to Japanese equities. On top of that, Japanese stocks owned by the fund, in aggregate, rose less than Japanese stocks held in the index. Positions in Daiwa Securities, Honda Motor, SoftBank, and Taiheiyo Cement all contributed to poor security selection within Japan.

18	Litman Gregory Funds Trust

The fund entered 2015 with the eurozone as its largest overweight region. The return of benchmark eurozone names was essentially the same as the return of the overall index. As a result, the regional overweight did not have a material impact on the fund’s returns. However, the strong performance of French consumer discretionary companies (Numericable, Renault, and Valeo) and Irish-domiciled health care company Allergan boosted overall performance in the region.

Stock selection within the United Kingdom was also strong. Gains in excess of 20% came from BG Group, Telecity, and Rexam. In total, stocks of U.K.-domiciled companies gained more than 11%. This contributed positively to fund returns, despite the U.K. stock market increasing less than the 4.6% gain of the Russell index during the trailing six months.

Top Ten Individual Contributors as of the Six Months Ended June 30, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Valeant Pharmaceuticals International Inc	3.28	0.00	55.23	1.62	Canada	Health Care
Telecity Group PLC	2.84	0.01	30.16	0.80	United Kingdom	Technology
Renault SA	1.83	0.09	45.08	0.71	France	Consumer Discretionary
Valeo SA	2.38	0.06	27.47	0.58	France	Consumer Discretionary
Don Quijote Holdings Co Ltd	2.62	0.02	22.97	0.58	Japan	Consumer Discretionary
Novo Nordisk A/S B	1.47	0.55	30.61	0.39	Denmark	Health Care
Fanuc Corp	1.72	0.20	25.52	0.38	Japan	Industrials
Numericable-SFR SA	3.68	0.00	6.93	0.33	France	Consumer Discretionary
CNH Industrial NV	1.89	0.04	15.26	0.30	Netherlands	Industrials
Credit Suisse Group	2.14	0.21	12.09	0.29	Switzerland	Financials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top Ten Individual Detractors as of the Six Months Ended June 30, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	Six-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
AirAsia Bhd	1.72	0.01	-46.82	-1.06	Malaysia	Industrials
Estacio Participacoes SA	1.19	0.01	-34.15	-0.57	Brazil	Consumer Discretionary
Piraeus Bank SA	0.20	0.00	-65.43	-0.41	Greece	Financials
Copa Holdings SA Class A	1.65	0.00	-18.97	-0.31	Panama	Industrials
Tom Tailor Holding AG	0.75	0.00	-30.43	-0.26	Germany	Consumer Discretionary
Trican Well Service Ltd	0.23	0.00	-39.67	-0.26	Canada	Energy
SK Hynix Inc	2.14	0.12	-12.71	-0.24	Korea	Technology
Turkiye Halk Bankasi AS	0.76	0.02	-21.45	-0.24	Turkey	Financials
Baidu Inc ADR	0.78	0.30	-10.57	-0.18	China	Technology
CIE FINANCIERE RICHEMONT SA	2.15	0.22	-8.94	-0.18	Switzerland	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Strong stock performance of Don Quijote Holdings resulted in it being the fifth-largest contributor during the first six months of 2015. Shares of the Japanese retailer rose nearly 23%. Don Quijote performed well as its discount strategy led to increased business in a tough environment for disposable income in Japan. In addition, its stores have been well positioned to benefit from the surge of Chinese tourists attracted to the country by the weak yen and the easing of visa procedures.

FANUC was a top-10 contributor to performance in the first half of the year. FANUC has been a long-term holding of the Northern Cross team. The company is the industry leader in robotics and computer numerical control systems that help run the factories of the world. The managers say they visited FANUC’s headquarters in recent months and met with the CEO, Yoshiharu Inaba. They came away convinced that FANUC will maintain its leadership in its core area of focus while also expanding the addressable market for robotics in the next decade. FANUC’s stock has underperformed in recent months due in part to investors’ concern regarding a short-term pull-back in smartphone and industrial capital expenditure in China and the broader Asia Pacific region. The team remains convinced of the long-term trend of increased automation globally.

Fund Summary	19

Telecity Group, a top holding in the fund, was up over 30% and was the second best contributor to fund performance (after Valeant Pharmaceuticals) during the first six months of the year. According to Vin Walden, portfolio manager at Thornburg, Telecity is the leading provider of carrier-neutral data centers in Europe, operating highly-connected facilities in key cities. These data centers are the places in which the separate networks that make up the Internet meet and where bandwidth-intensive applications, content, and information are hosted. A move to cloud computing in the long term will mean that more IT spending will shift from desktops to these centralized data centers. A current shortage of supply and strong demand is a driver for strong pricing. These factors are also driving deal activity in the sector. During the second quarter, Telecity announced its intentions to merge with a Netherlands-based communications company. Subsequently, Telecity received a bid from a U.S. based data-center company. Investors reacted favorably to these announcements.

Richemont detracted from overall fund performance in the first half of the year. Richemont is owned by two separate sub-advisors on the fund, David Herro and the Northern Cross team. Richemont’s portfolio includes some of the world’s leading high-end jewelry brands. Much of the stock’s underperformance in 2015 has been due to concerns about high-end luxury demand in China, partially due to a slowing Chinese economy, but also due to a continued crackdown on corruption. Going forward, Herro says while it’s likely that near-term growth will be below the growth rate of recent years, he expects global wealth to continue to grow, which would benefit Richemont’s portfolio of luxury goods brands. Northern Cross also maintains a similar view, saying that today’s concerns are temporary and that the company will be able to maintain its pricing power and continue to sell its products to a limited number of high-end luxury customers.

The fund’s position in Brazilian education provider Estacio Participacoes is another underperformer at the year’s midpoint. Shares of the emerging-markets company fell more than 34% over the last six months. The owner of this stock, Mark Little, says the company has seen substantial growth in the demand for its courses, which is partly a result of a generous government financing scheme known as FIES. However, the FIES scheme has been made materially less attractive under recent budgetary pressure, which hurts near-term metrics and has also negatively impacted the share price. Despite this, Little contends that Estacio Participacoes is still a very good business at an attractive valuation.

Portfolio Mix

Please see next page for sector, regional, and market-cap allocations as of mid-year.

The Litman Gregory Masters International Fund is built bottom-up. We want sub-advisors to own stocks they believe will generate superior long-term returns. Often, managers will invest very differently from the fund’s benchmark. We believe this is key to generating excess returns. If managers were unwilling to look much different than the benchmark, we wouldn’t expect to achieve returns much different from the benchmark.

Over the last six months the overall portfolio mix is largely unchanged. There were no dramatic shifts in sector or regional weights. A few things worth noting include:

•	The fund remains heavily overweight to the consumer discretionary sector. This is the largest active weighting versus the benchmark (29.6% versus 12.0%, respectively). Some of the larger positions in this sector include: Numericable, Don Quijote, and Valeo.

•	Exposure to the financials sector was effectively unchanged from year-end 2014. The 12.2% underweight relative to the benchmark is the largest underweight in the fund.

•	At the midway point of 2015, the fund had no exposure to the energy sector. The fund had positions in two energy names to begin the year, but both were sold in the subsequent six months. In contrast, the energy sector represents 7.1% of the benchmark.

•	Exposure to Japan inched up 2.6% from the start of the year to 10.9%, though the fund remains underweight when compared to the benchmark weight of 15.0%. SoftBank was the one Japanese company added to the portfolio in the last six months (a 1.3% position at the end of the second quarter). The remaining move up in exposure came from a combination of share price appreciation and managers adding to existing positions.

•	Regionally, the fund’s largest overweight comes from Europe (63.1% versus 49.1%). Three companies domiciled in Europe were added during the first half of the year: Carlsberg, DSV, and Dufry.

•	Similar to recent quarters, Asia ex.-Japan remains the fund’s largest relative regional underweight (7.7% versus 18.4%). Sub-advisors did add two companies from this region during the first half of 2015: Chinese company Wuxi Pharmatech and South Korean-domiciled Samsung Electronics.

•	The fund’s market-cap exposure changed slightly over the trailing six months. Positions in small-cap equities came down by about 4%. This was largely due to liquidations of small-cap names such as Carpetright, Piraeus Bank, Trican Well Service, and Rexam. Moreover, only one small-cap stock was added to the portfolio so far this year, the aforementioned Wuxi Pharmatech.

•	Mid-cap equities were boosted from where they began the year, increasing from 28.6% to 32.2% at the end of the second quarter. This partially reflects new positions in Dufry and DSV.

•	The fund started 2015 with more than 10% of its foreign currency exposure hedged back to the U.S. dollar (i.e., protecting against dollar appreciation). As of June 30, 9.2% of the fund’s currency exposure is hedged. Sub-advisors have hedged 13.6%, 17.0%, and 17.4% of the fund’s exposure to the euro, Swiss Franc, and pound sterling, respectively. None of the fund’s 10.9% exposure to the Japanese Yen is hedged to the U.S. dollar.

20	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 6/30/15	Fund as of 12/31/14	Russell Global ex-US Large-Cap Index as of 6/30/15
Consumer Discretionary	29.6%	28.4%	12.0%
Consumer Staples	6.6%	7.6%	9.7%
Energy	0.0%	1.5%	7.1%
Finance	14.8%	14.7%	26.9%
Health Care & Pharmaceuticals	11.4%	11.5%	9.0%
Industrials	13.8%	13.1%	11.3%
Materials	6.4%	7.8%	7.3%
Technology	8.5%	9.9%	8.2%
Telecom	1.3%	0.0%	5.0%
Utilities	0.0%	0.0%	3.3%
Cash Equivalents & Other	7.6%	5.5%	0.2%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 6/30/15	Fund as of 12/31/14	Russell Global ex-US Large-Cap Index as of 6/30/15
Africa	0.0%	0.7%	1.6%
Australia/New Zealand	3.7%	3.8%	4.7%
Asia (ex Japan)	7.7%	8.8%	18.4%
Japan	10.9%	8.3%	15.0%
Western Europe & UK	63.1%	64.5%	49.1%
Latin America	2.6%	3.5%	3.2%
North America	3.7%	4.3%	7.0%
Middle East	0.7%	0.6%	0.7%
Cash Equivalents & Other	7.6%	5.5%	0.2%

	100.0%	100.0%	100.0%

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $3.08 billion Developed Markets Large and Mid-Cap > $3.08 billion Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $3.08 billion Mid-Cap $3.08 billion - $15 billion Large-Cap > $15 billion

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	21

Reduction in Fund Expenses

Effective January 1, 2015, we entered into an expense limitation agreement to so that the fund’s overall expenses are now capped at 0.99% for the institutional share class. The investor share class is capped at 1.24%.

Subadvisor Change

While writing this report, we learned that Jean-Marc Berteaux will be withdrawing from the Wellington partnership at the end of this year. Because Berteaux was a key reason why we hired Wellington, we have decided to terminate our subadvisor relationship with them. We expect this change to be effective sometime in the third quarter.

We remain highly confident in the stock-picking skill of the remaining four subadvisors on the fund—Northern Cross, Harris Associates, Thornburg Investment Management, and Lazard Asset Management. All four have outperformed their respective benchmarks by significant margins during their tenure with the Litman Gregory Masters Funds. We continue to believe the overall fund portfolio remains very well diversified in terms of number of holdings and balanced in terms of style.

In addition to monitoring our existing managers, we continuously look for potential managers to add. But we will add a manager only if and when we believe they meet the high standards we demand of a Masters’ manager.

Closing Thoughts

Delivering excess returns and helping shareholders reach their financial goals is, of course, a primary aim of ours with this fund. The International Fund has done a good job of achieving these goals over its life. Performance over all trailing periods greater than six months is favorable when compared to the benchmark. Nonetheless, it seems appropriate to remind shareholders that it is not realistic to expect outperformance in every period or year. There have and will be periods when the fund will underperform its benchmarks. In the past, these periods have been temporary and were typically always followed by strong periods of outperformance, although, this may not always be the case.

We believe the Litman Gregory Masters Funds’ unique structure gives shareholders an above-average probability of excess returns over a long time horizon. Litman Gregory’s track record of finding highly skilled sub-advisors for the fund is part of the formula (as mentioned earlier, 11 of the 12 sub-advisors who have worked for the fund over the years beat their benchmark). An equally important part of the formula is the sub-advisors’ focus on their highest conviction ideas without concerns about looking different than the benchmark. This unconstrained mandate affords sub-advisors the opportunity to home in on their best ideas. Sub-advisors have taken advantage of this, and it has been beneficial to long-term shareholders.

We and our sub-advisors remain as committed as ever to carrying forward our past success and continuing to earn your confidence.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Rajat Jain, Portfolio Manager

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Morningstar Rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

© 2015 Morningstar Inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

22	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Bill Fries	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	20%	Mostly large- and mid-sized companies	Blend	Russell Global ex-US Large Cap Index
Mark Little	Lazard Asset Management, LLC	20%	All sizes	Blend	Russell Global ex-US Large Cap Index
Jean-Marc Berteaux	Wellington Management Company, LLP	20%	All sizes	Growth	MSCI All Countries World Growth ex U.S. Index.

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to June 30, 2015 compared with the Russell Global (ex-U.S.) Large-Cap Index and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary	23

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Shares		Value
COMMON STOCKS: 92.4%

Australia: 3.7%
882,759	Ansell Ltd.	$16,380,935
9,221,210	Incitec Pivot Ltd.	27,346,917
3,792,356	Treasury Wine Estates Ltd.	14,577,041

		58,304,893

Belgium: 1.0%
133,139	Anheuser-Busch InBev N.V.	15,963,375

Brazil: 1.2%
3,318,962	Estacio Participacoes S.A.	19,208,500

Canada: 2.4%
169,311	Valeant Pharmaceuticals International, Inc.*	37,612,439

China: 3.2%
53,425,790	Greatview Aseptic Packaging Co. Ltd.	30,324,823
489,813	WuXi PharmaTech Cayman, Inc. - ADR*	20,699,497

		51,024,320

Denmark: 4.4%
224,479	Carlsberg A/S - Class B	20,389,028
762,682	DSV A/S	24,721,640
459,275	Novo Nordisk A/S - Class B	25,035,945

		70,146,613

Finland: 2.5%
823,940	Sampo Oyj - Class A	38,826,948

France: 14.7%
540,435	AXA S.A.	13,640,773
496,000	BNP Paribas S.A.	29,956,501
214,167	Danone S.A.	13,852,132
270,325	Essilor International S.A.	32,261,232
987,380	Numericable - SFR*	52,360,059
277,261	Renault S.A.	28,889,472
302,698	Schneider Electric SE	20,908,438
249,990	Valeo S.A.	39,412,084

		231,280,691

Germany: 5.9%
185,800	Allianz SE	28,950,300
220,000	Daimler AG	20,032,568
97,669	Linde AG	18,508,067
239,941	SAP SE	16,752,891
921,094	Tom Tailor Holding AG*	9,246,075

		93,489,901

Ireland: 1.6%
83,731	Allergan Plc*	25,409,009

Japan: 10.9%
3,233,000	Daiwa Securities Group, Inc.	24,284,899
1,076,600	Don Quijote Holdings Co. Ltd.	45,936,579
135,300	FANUC Corp.	27,790,213
870,600	Honda Motor Co. Ltd.	28,245,214
349,400	SoftBank Corp.	20,628,350
8,317,475	Taiheiyo Cement Corp.	24,386,029

		171,271,284

Shares		Value
Malaysia: 1.3%
52,207,429	AirAsia Bhd	$21,309,155

Netherlands: 2.1%
3,577,100	CNH Industrial N.V.	32,635,881

Panama: 1.4%
260,766	Copa Holdings S.A. - Class A	21,536,664

Philippines: 1.0%
32,353,000	Alliance Global Group, Inc.	15,570,195

South Korea: 2.2%
8,470	Samsung Electronics Co. Ltd.	9,628,366
669,447	SK Hynix, Inc.	25,386,712

		35,015,078

Spain: 3.1%
639,410	Atresmedia Corp. de Medios de Comunicacion S.A.	9,913,002
1,906,151	Banco Bilbao Vizcaya Argentaria S.A.	18,692,007
912,339	Ferrovial S.A.	19,791,868

		48,396,877

Sweden: 2.1%
1,055,230	Electrolux AB - Series B	33,048,884

Switzerland: 7.9%
396,242	Cie Financiere Richemont S.A.	32,239,439
1,155,317	Credit Suisse Group AG*	31,765,964
192,757	Dufry AG*	26,850,285
87,300	Kuehne & Nagel International AG	11,590,810
77,638	Roche Holding AG	21,762,230

		124,208,728

Turkey: 0.7%
2,309,058	Turkiye Halk Bankasi A/S	10,644,395

United Kingdom: 17.8%
1,724,493	ARM Holdings Plc	28,121,892
1,008,840	Burberry Group Plc	24,923,144
222,525	Delphi Automotive Plc	18,934,652
1,379,304	Diageo Plc	39,931,730
2,287,523	Informa Plc	19,658,935
762,589	Liberty Global Plc - Series C*	38,609,881
11,627,450	Lloyds Banking Group Plc	15,585,914
214,679,008	Rolls-Royce Holdings Plc*	21,018,754
1,261,090	Standard Chartered Plc	20,208,059
3,354,193	Telecity Group Plc	54,223,246

		281,216,207

United States: 1.3%
380,462	Las Vegas Sands Corp.	20,000,887

TOTAL COMMON STOCKS (Cost $1,298,490,152)		1,456,120,924

The accompanying notes are an integral part of these financial statements.

24	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 7.6%

REPURCHASE AGREEMENTS: 7.6%
$119,197,000	FICC, 0.000%, 6/30/15, due 07/01/2015 [collateral: par value $123,135,000, U.S. Treasury Note, 1.750%, due 02/28/2022; value $121,601,716] (proceeds $119,197,000)	$119,197,000

TOTAL SHORT-TERM INVESTMENTS (Cost $119,197,000)		119,197,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,417,687,152): 100.0%		1,575,317,924

Other Assets in Excess of Liabilities: 0.0%		123,777

Net Assets: 100.0%		$1,575,441,701

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2015 (Unaudited)

At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2015	Fund Delivering	U.S. $ Value at June 30, 2015	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	7/24/2015	USD	$6,259,767	GBP	$6,331,251	$—	$(71,484)
	7/24/2015	USD	32,588,592	GBP	34,092,876	—	(1,504,284)
	7/31/2015	EUR	10,751,273	USD	10,222,032	529,241	—
	7/31/2015	USD	72,657,556	EUR	71,232,305	1,425,251	—
	9/8/2015	KRW	2,750,437	USD	2,791,516	—	(41,079)
	9/8/2015	USD	18,509,889	KRW	18,408,160	101,729	—
	9/16/2015	USD	2,397,190	CHF	2,247,980	149,210	—
	9/16/2015	USD	18,674,062	CHF	19,328,332	—	(654,270)
	3/16/2016	USD	7,171,629	AUD	7,193,738	—	(22,109)

			$171,760,395		$171,848,190	$2,205,431	$(2,293,226)

The accompanying notes are an integral part of these financial statements.

26	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

Despite strong performance in the second quarter, the Litman Gregory Masters Smaller Companies Fund gained only 1.84% for the first half of 2015, trailing the Russell 2000 benchmark’s 4.75% return. The fund is lagging the benchmark over all trailing time periods, which is a stark contrast to a year ago when the fund was comfortably ahead of the benchmark over the trailing one-, three-, and five-year periods. The rather abrupt and dramatic performance reversal has been driven by the fund’s large overweight to the energy sector, where a remarkable decline in energy prices caused the fund’s energy holdings to decline meaningfully, with most of the decline occurring in the fourth quarter of last year. We don’t believe this recent performance is indicative of the fund’s potential, and we discuss why in the following pages.

Performance as of 6/30/2015

	Average Annual Total Returns

	Three Month	Year to Date	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	3.28%	1.84%	-9.11%	13.78%	14.98%	6.53%	8.76%
Russell 2000 Index	0.42%	4.75%	6.49%	17.81%	17.08%	8.40%	10.38%
Morningstar Small Blend Category	-0.13%	3.47%	3.51%	16.88%	15.96%	7.54%	9.79%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2015, the gross and net expense ratios for the Smaller Companies Fund were 1.55% and 1.45%, respectively. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date is 6/30/2003. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Performance of Managers

This year through June, one of the fund’s three managers materially outperformed his benchmark, while the other two managers underperformed their respective benchmarks. Looking at the managers’ longer-term performance, two managers (FPA Capital and Dick Weiss of Wells Capital) have been on the fund since its June 2003 inception, while Cove Street has been on the fund for just over eight years. In spite of the recent underperformance, each of these three managers is beating their respective benchmarks by a comfortable margin on an annualized basis over their full tenure on the fund.

Key Performance Drivers

Despite the recent underperformance of some of the fund’s holdings, they remain high-conviction positions. All ten of the largest detracting stocks in the period remain in the portfolio, and in many cases the managers added to their positions on stock price weakness. The paragraphs immediately following focus on the six largest detractors in the period, laying out the managers’ rationale for why these stocks remain compelling and warrant a position in a concentrated, high-conviction portfolio. We should remind investors that in the short-term, the performance of a stock over a quarter or two tells us nothing about whether it will be a successful position for the fund; that is only known at the point when the stock is sold.

The two largest detractors in the period were FPA’s positions in Apollo Education Group and DeVry Education Group, which fell 62.2% and 36.5%, respectively, in the first six months of the year. Specific to Apollo, co-managers Bryan and Ahitov say that the investment thesis remains unchanged from previous periods and that the stock is one of the cheapest in their universe. On June 30, Apollo had a P/E of 5.3x net of cash on the balance sheet, was trading at 3.7x free cash flow net of cash, and was priced at 1.6x enterprise value-to-EBITDA. The team believes that the value of the domestic business, the foreign business, and the existing cash on the balance sheet taken together is substantially higher than the current market price. Their view differs from the market’s largely because of the team’s view that the University of Phoenix (Apollo’s largest domestic school) will eventually stabilize enrollment and will continue to generate strong cash flow. Additionally, the co-managers believe that there is substantial value in the firm’s foreign education business that is not being reflected in the current stock price. They point out that the firm also has a very strong balance sheet with a net cash position of over $7 per share, which provides downside mitigation. The team values the business using a sum-of-the-parts analysis and makes projections for both an optimistic and pessimistic case. In the pessimistic case they estimate the company is worth $16 per share, and in the upside case they estimate the company is worth up to $36. (The stock price was $12.88 on June 30, 2015.) The team took advantage of a recent selloff to add to their position at around $13. Potential catalysts to unlock value at Apollo include better disclosures, separation of the businesses, management changes, and/or external interest in the company.

The investment thesis on DeVry is that the market does not fully appreciate the value of DeVry’s diverse set of schools, many of which are concentrated in areas with relatively high employment growth. In Bryan and Ahitov’s view, the market has been overly focused on

Fund Summary	27

the regulatory and enrollment issues of the DeVry University segment and has not given the firm credit for its other valuable schools (approximately 60% of revenue) including its growing nursing and medical schools, its Brazilian presence, and its accounting programs. Additionally, Bryan and Ahitov think that the firm’s strong balance sheet with a net cash position of $6 per share provides some downside mitigation. Since the end of 2014, the stock is down 36.5% driven largely by poor enrollment results in the firm’s DeVry University and medical segments. After the stock price fell following fiscal 2015 third quarter earnings, Bryan and Ahitov added to their position, and they continue to believe that the stock is undervalued.

Another detractor was Cumulus Media, an owner and operator of commercial radio stations. This position is owned by Weiss and was down 52% in the period. Weiss explains that competition has increased over the years from the likes of digital, but the company has broadened its scale through mergers and acquisitions and created brands such as Westwood One and NASH. Weiss says that with Westwood One, management has built out the salesforce (mostly in the New York and Chicago market) and reduced low-margin content contracts. As a result, Westwood One should be in a position to see accelerating growth, while management expects roughly $25 million in revenue from NASH, which could double in 2016. The thesis for the company is based on replacing debt with equity as the company is expected to clean up the balance sheet in the coming years. Further, Weiss notes the company has several assets it could sell that would speed up the deleveraging. Weiss added to his position at the $2 per share level in early May and estimates the private market value for the stock is in the mid-single digits.

Comverse, which fell 17.2% in the period and is owned by Bronchick, provides digital service solutions (DSS) to enterprises and wireless carriers across the globe. It was added to the portfolio in April of this year at an average cost of just under $25 per share. Bronchick says these services enable customers to offer various types of messaging services. The company recently sold its legacy billing services business, and Bronchick says management did a mediocre job of explaining the transaction and their plans for use of the sale proceeds. The stock declined to the low $20 range. Management has since made an acquisition that, in Bronchick’s view, materially enhances the remaining businesses’ offering in the growing DSS space. The stock is a top-ten holding in the portfolio.

Western Digital, a hard drive maker that has been in the portfolio since June 2010 also negatively impacted performance. The stock was down 28.3% in the period, but FPA sees many positives. They believe industry consolidation has made the hard drive industry substantially more rational and more profitable than it has been historically. While Bryan and Ahitov acknowledge that end-demand will continue to fluctuate driven by macro factors, they expect the three remaining industry players to adjust capacity such that pricing does not become overly aggressive. In the managers’ view, the improved profitability of the hard drive business over an industry cycle justifies a multiple higher than the historical average. Additionally, they believe the market is giving the firm virtually no credit for the cost savings that could be achieved if the Ministry of Commerce in China (MOFCOM) approves the merging of the firm’s Hitachi operations. The managers point out that for most of the second quarter of 2015 the stock was trading in a relatively tight range around $100. Then, in the final few days of June, the stock began a steady decline driven by fears that demand for hard drives was evaporating. The team acknowledges that while lower PC hard drive demand could negatively impact Western Digital’s near-term results, PCs are becoming an increasingly smaller share of the firm’s overall business. Over their five-year holding period the stock is up over 80%, and the managers continue to believe that there is substantial upside to the stock and would look to add to their position should the recent stock price weakness continue.

With respect to Westell Technologies, a provider of telecommunication products, Bronchick highlights that the telecom equipment cycle is driven by capital expenditures, which declined significantly in 2014 and continued to be weak in the first half of 2015. The stock declined 34% in the six-month period. Despite the temporary drop in spending, Westell remains attractive to Bronchick on a valuation basis. Roughly two-thirds of the company’s value is in cash, a fact that provides the company with a significant margin of safety and the ability to wait out the current cyclical low in telecom spending. Bronchick adds that Westell participates in a number of high-growth areas such as distributed antenna systems—products that provide the company with a potential path for future growth.

The managers also continue to be bullish on a number of the fund’s recent winners. The single largest contributing stock, Carrols Restaurant Group, was consistently the largest portfolio holding during the six-month period, ending at a 5.3% weight. It was up 36.3% in the period. The company is the largest Burger King franchisee in the United States and has the exclusive right of first refusal to acquire Burger King stores in 20 states within the Northeast, representing 1,000 potential restaurants that can be acquired at extremely favorable valuations. The Carrols management team has successfully run multiple franchise restaurant companies, and Burger King stores run by the firm tend to have significantly higher margins than those of their peers. Furthermore, Bronchick says the company is the direct beneficiary of improvements at the parent Burger King, a company now run by private equity firm 3G Capital. Over the past year Carrols has put up strong same store restaurant sales and EBITDA growth.

Another winning position in the consumer discretionary sector was DreamWorks Animation, a position that Bronchick initiated in early February and sold in late April, realizing a roughly 30% return over this brief holding period. DreamWorks is a media company anchored by its animation studio and led by entertainment luminary Jeffrey Katzenberg. Under the “business, value, people” lens through which Bronchick views potential investments, he says that it is as yet unclear whether Katzenberg will be a great help or a great hurt. Bronchick says that what he does know is that there have been two somewhat public bids for the company in the $30-range from Hasbro and SoftBank in the last year, and Bronchick’s team paid $19. Prior to Bronchick adding this position, the company had recently announced a massive restructuring that involved closing one of its two campuses, laying off staff, and cutting

28	Litman Gregory Funds Trust

its movie slate from three films a year to two. Bronchick appreciated the common sense nature of these decisions, as well as the shareholder orientation of management—variables he says are not always associated with entertainment companies. Bronchick notes that DreamWorks’ business shares something with the investment industry in that one is commonly perceived to only be as good as your last period of results, adding that there is nothing that will fix a $19 stock like a hit movie. The DreamWorks release “Home” had a very strong opening at the end of March, which contributed to the stock’s performance. Bronchick sold this position in late April near $26 per share.

A winner in the materials sector was Real Industry, formerly known as Signature Holdings, which was up 78.4% in the period. Real Industry is a holding company that aims to harvest its $900 million in net operating losses by making acquisitions. In February, the company completed its first acquisition—the aluminum recycling unit from Aleris, which has been renamed Real Alloy. The company raised the necessary capital through a debt and rights issuance in January and February. Bronchick’s team participated in the rights issuance. The company is the largest recycler of aluminum in the United States and Europe, an area Bronchick thinks has promising growth potential given announced plans in both the auto and aerospace industries to expand aluminum usage. Fifty percent of revenues are fee-based, and 50% is a “spread” business, which mitigates commodity exposure. In Bronchick’s view, the stock continues to be attractively priced.

Heritage-Crystal Clean, owned by Bronchick, was up 19.2% in the period and was the second-largest portfolio holding (3.6% of assets) at the end of June. The company recycles motor oil, cleans parts, and is the second largest provider of hazardous waste services in the United States. Bronchick says that the company operates within a growing industry—partially driven by regulatory demands—and that Heritage is run by skillful industry veterans. The company has significant re-refining capacity that will be well positioned to take advantage of any increase in industry trends, which according to the Cove Street team could result in a 50% increase from the company’s current operating cash flow.

Another strong-performing industrials holding in the period was Taser International, a distributor of taser guns and officer cameras as well as a software-as-a-service (SAAS) offering named evidence.com, which allows law enforcement agencies to digitally save video files as evidence in a secure location. The original thesis for owning Taser revolved around an upgrade cycle with its taser guns, as well as the expectation that they were on the cusp of gaining traction with their SAAS offering. With recent public events leading to more on-officer camera adoption, Taser International is positioned well. Given the 25.8% gain year-to-date through June, manager Dick Weiss has trimmed the position.

A contributor in the technology sector was Microsemi, which designs, manufactures and markets analog and mixed-signal semiconductor solutions. Weiss has owned the stock since April 2014 with an average cost of just under $24. His original thesis for owning Microsemi was mostly based on valuation, as the stock was trading at a sizeable discount to both its industry and Weiss’s assessment of private market value (PMV). The stock was up 23.2% in the six-month period and 46.4% during the 14 months he has owned the position. Looking forward, Weiss believes the defense business should be a tailwind for the company as the Department of Defense raised its budget for 2016. The company has been buying back stock. Based on the strong move, Weiss has trimmed his position but estimates the company has another 25% upside.

The energy sector had a positive effect on performance during the period. This is in contrast to the prior six-month period when there was a severe decline in energy prices and the portfolio’s energy stocks accounted for the overwhelming majority of the fund’s dramatic underperformance. A particular bright spot this period was Rosetta Resources, owned by FPA co-managers Dennis Bryan and Arik Ahitov. Rosetta added value to the portfolio on the back of a takeover offer by Noble Energy—news that led to the stock rising 36% during the second quarter. Rosetta remains in the portfolio and is the second-largest position in FPA’s sleeve. At 15.7%, the energy sector remains the largest sector overweight, at nearly five times the benchmark 3.4% weight.

Fund Summary	29

Top 10 Individual Contributors as of the Six Months Ended June 30, 2015
Company Name	Period End Weight (%)	Contribution to Return (%)	Economic Sector
Carrols Restaurant Group Inc	5.06	1.59	Consumer Discretionary
Signature Group Holdings Inc	0.96	1.19	Materials
NeuStar Inc	1.43	0.78	Technology
Heritage-Crystal Clean Inc	3.61	0.68	Industrials
Dreamworks Animation	1.01	0.63	Consumer Discretionary
Microsemi Corp	2.22	0.50	Technology
American Vanguard Corp	2.60	0.48	Materials
Rosetta Resources Inc	2.70	0.40	Energy
Alliancebernstein	2.21	0.39	Financials
Taser International Inc	1.65	0.39	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2015
Company Name	Period End Weight (%)	Contribution to Return (%)	Economic Sector
Apollo Education Group Inc Class A	2.19	-2.06	Consumer Discretionary
DeVry Education Group Inc	1.63	-0.75	Consumer Discretionary
Cumulus Media Inc Class A	0.98	-0.67	Consumer Discretionary
Comverse Inc	1.06	-0.61	Technology
Western Digital Corp	1.75	-0.57	Technology
Westell Technologies Inc Class A	1.34	-0.54	Technology
Knowles Corporation	1.69	-0.46	Technology
Delta Air Lines Inc	2.14	-0.37	Industrials
Forestar Group Inc	2.84	-0.35	Financials
Best Buy Co Inc	1.46	-0.29	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is often the case, with its extremely high active share, the Smaller Companies Fund portfolio looks quite different than its benchmark. At the end of the period, the fund’s most significant sector overweight was energy, which was nearly five times the benchmark’s 3.4% weight. This sector overweight was offset by significant underweights to the financial and health care sectors. Financials in the portfolio stood at 10.4% at the end of the period versus the benchmark’s 23.7%, and health care’s weighting stood at 2.2% in the portfolio versus 16.6%.

The fund’s weighted-average market capitalization as of mid-year was $5.9 billion, and the median market cap was $2.6 billion. Cash fell from 12% at the beginning of year to 9% at the end of June.

The fund remains diversified by investment style, and with almost 45 stocks, we are comfortable with the level of portfolio diversification in terms of number of holdings and sector exposure.

30	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 6/30/15	Fund as of 12/31/14	Russell 2000 Index as of 6/30/2015
Consumer Discretionary	19.1%	16.1%	13.9%
Consumer Staples	0.0%	0.0%	3.1%
Energy	15.7%	16.3%	3.4%
Finance	10.4%	10.8%	23.7%
Health Care & Pharmaceuticals	2.2%	2.1%	16.6%
Industrials	10.4%	10.4%	13.2%
Materials	6.1%	3.6%	4.1%
Technology	26.9%	28.7%	18.0%
Telecom	0.0%	0.0%	0.7%
Utilities	0.0%	0.0%	3.3%
Cash Equivalents & Other	9.2%	12.0%	0.1%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $1 billion

Small-Cap $1 billion - $4.3 billion

Small/Mid-Cap $4.3 billion - $10.2 billion

Mid-Cap $10.2 billion - $28.7 billion

Large-Cap > $28.7 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	31

Closing Thoughts

Despite being very disappointed by the severe, energy sector-related underperformance of the Smaller Companies Fund over the past year, we remain very confident about its long-term potential. The three sub-advisors have all been running portfolio sleeves for the fund long enough to have meaningful track records and each, despite the more recent struggles, has comfortably outperformed their index benchmarks over their full tenure with the fund (ranging from 0.78 to 2.67 percentage points per year of outperformance net of the sub-advisor’s management fee). We believe these longer records are more indicative of the skill and the potential of the managers than the recent year’s underperformance. Moreover, we continue to intensively monitor each sub-advisor team and their organizations and this, more than anything else gives us great confidence in the fund going forward.

In every case the manager’s investment process and discipline is a source of confidence, and we believe this will allow them, more often than not, to identify opportunities and avoid potential trouble spots. As an example, FPA observed that health care (and in particular the more speculative companies within the sector) has been a primary driver of small- to midcap stock performance this year. According to FPA, there were 147 companies in the Russell 2500 index that gained 50% or more in the first six months of the year. Approximately 60% of these stocks were biotech or pharmaceutical firms, of which 80% were unprofitable. These stocks collectively accounted for $145 billion of market cap and more than $3 billion of losses. If fundamentals matter, these stocks should underperform in the future, and our portfolio’s lack of exposure should be beneficial. Another example, is energy. The fund’s meaningful overweight to energy suffered badly from a swift and sharp decline in commodity prices. Should energy prices rebound even modestly, the portfolio is positioned to benefit.

We thank you for your continued confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

32	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33- 1⁄3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Dennis Bryan	First Pacific Advisors, LLC	33- 1⁄3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33- 1⁄3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to June 30, 2015 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary	33

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Shares		Value
COMMON STOCKS: 90.8%

Consumer Discretionary: 19.1%
37,225	Aaron’s, Inc.	$1,347,917
109,500	Apollo Education Group, Inc.*	1,410,360
139,885	Belmond Ltd. - Class A*	1,747,164
33,000	Best Buy Co., Inc.	1,076,130
336,300	Carrols Restaurant Group, Inc.*	3,497,520
308,014	Cumulus Media, Inc. - Class A*	625,268
23,400	Dana Holding Corp.	481,572
37,500	DeVry Education Group, Inc.	1,124,250
30,000	Liberty Ventures - Series A*	1,178,100

		12,488,281

Energy: 15.7%
167,025	Approach Resources, Inc.*	1,144,121
49,200	Atwood Oceanics, Inc.	1,300,848
19,600	Cimarex Energy Co.	2,162,076
13,500	Helmerich & Payne, Inc.	950,670
26,000	Range Resources Corp.	1,283,880
82,100	Rosetta Resources, Inc.*	1,899,794
70,400	Rowan Cos. Plc - Class A	1,486,144

		10,227,533

Financials: 10.4%
47,100	AllianceBernstein Holding L.P.	1,390,863
78,500	CNO Financial Group, Inc.	1,440,475
7,900	Dundee Corp. - Class A*	79,395
111,600	Forestar Group, Inc.*	1,468,656
100,000	Leucadia National Corp.	2,428,000

		6,807,389

Health Care: 2.2%
26,500	Greatbatch, Inc.*	1,428,880

Industrials: 10.4%
17,550	AGCO Corp.	996,489
50,200	Briggs & Stratton Corp.	966,852
34,500	Delta Air Lines, Inc.	1,417,260
170,000	Heritage-Crystal Clean, Inc.*	2,499,000
27,325	Taser International, Inc.*	910,196

		6,789,797

Information Technology: 26.9%
73,200	ARRIS Group, Inc.*	2,239,920
16,300	Arrow Electronics, Inc.*	909,540
27,800	Avnet, Inc.	1,142,858
115,500	Brocade Communications Systems, Inc.	1,372,140
90,000	Comverse, Inc.*	1,807,200
52,600	Corning, Inc.	1,037,798
25,400	InterDigital, Inc.	1,445,006
51,300	Knowles Corp.*	928,530
38,900	Microsemi Corp.*	1,359,555
134,500	Ruckus Wireless, Inc.*	1,390,730
38,000	ViaSat, Inc.*	2,289,880
670,000	Westell Technologies, Inc. - Class A*	663,300
12,300	Western Digital Corp.	964,566

		17,551,023

Shares		Value
Materials: 6.1%
150,000	American Vanguard Corp.	$2,070,000
38,500	Newmont Mining Corp.	899,360
89,897	Real Industry, Inc.*	1,020,331

		3,989,691

TOTAL COMMON STOCKS (Cost $55,202,326)		59,282,594

Principal Amount
SHORT-TERM INVESTMENTS: 9.9%

REPURCHASE AGREEMENTS: 9.9%
$6,431,000	FICC, 0.000%, 6/30/15, due 07/01/2015 [collateral: par value $6,650,000, U.S. Treasury Note, 1.750%, due 02/28/2022; value $6,567,194] (proceeds $6,431,000)	6,431,000

TOTAL SHORT-TERM INVESTMENTS (Cost $6,431,000)		6,431,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $61,633,326): 100.7%		65,713,594

Liabilities in Excess of Other Assets: (0.7)%		(437,238)

Net Assets: 100.0%		$65,276,356

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

34	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) gained 1.68% for the first six months of 2015. During the same period, 3-month LIBOR returned 0.12%, the Morningstar Multialternative Category gained 0.39%, the Barclay’s Aggregate Bond Index declined 0.10%, and the Russell 1000 Index gained 1.71%.

Performance as of 6/30/2015

	Average Annual Total Returns
	Three Month	Year-to- Date	One Year	Three- Year	Since Inception (9/30/2011)
Institutional Class	-0.32%	1.68%	1.66%	5.66%	6.51%
Investor Class	-0.38%	1.57%	1.42%	5.44%	6.27%
Barclay’s Aggregate Bond Index	-1.68%	-0.10%	1.85%	1.83%	2.40%
Russell 1000 Index	0.11%	1.71%	7.37%	17.73%	20.24%
40/60 Blend of Russell 1000 & Barclays Agg Bond Index	-0.96%	0.71%	4.14%	8.04%	9.38%
3-Month LIBOR	0.06%	0.12%	0.24%	0.29%	0.33%
Morningstar Multialternative Category	-1.49%	0.39%	0.37%	2.55%	2.74%
SEC 30-Day Yield[1] as of 6/30/15 Institutional: 2.36% Investor: 2.11% Unsubsidized SEC 30-Day Yield[2] as of 6/30/15 Institutional: 2.27% Investor: 2.02%

1.     The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

[2]      The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS	MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[3]	1.49	1.74
Total Operating Expenses (%)[4]	1.74	1.99
Gross Expense Ratio (%)	1.87	2.12

3. Does not include dividend expense on short sales of 0.20% and interest expense of 0.05%

4.      The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2016. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

The fund started the year on a strong note, gaining 2.01% in the first quarter, but declined slightly (losing 0.32%) in the second quarter. We never like to lose money, but we recognize that negative quarters are inevitable and expectations to the contrary are unrealistic. We are pleased the fund outperformed its Morningstar Multialternative peer group in both quarters (as it has in 14 out of 15 quarters since inception), but relative performance is not our primary goal. Rather, we strive to assemble a portfolio that can preserve capital (and hopefully compound at decent rates) when opportunities are less fruitful, then take advantage when they are plentiful. The managers we invest with share this philosophy—balancing a strong focus on risk management with an opportunistic investment mindset—and by executing on it, we think that over the long term the fund should end up with results that are very satisfying, particularly on a risk-adjusted basis. Every month, quarter, or year will not be a standout, but avoiding big losses and being in position to capitalize at the right times is a rewarding formula for a strategy like ours over time.

In terms of the fund’s longer-term performance, since its inception on September 9, 2011, the annualized return is 6.51% with a volatility (standard deviation) of 3.06% and a beta to the stock market of 0.24. The returns thus far fall within what we think is a reasonable range of outcomes for the strategy over the long term. Meanwhile, the fund’s volatility has been lower than our expected range of 4% to 8%. Reflecting the fund’s strong risk-adjusted performance since inception, its Sharpe ratio for the period is the highest in the Morningstar Multialternative fund category. The fund has generated returns far in excess of core bonds with only slightly higher volatility and with smaller drawdowns than bonds (as measured by the Barclays Aggregate Bond Index). The fund also compares very favorably to its Morningstar peer group, more than doubling the category average return yet with slightly lower volatility and smaller drawdowns. The “Risk/Return Statistics” table below presents some of the key performance metrics that we track for the fund and its benchmarks.

Fund Summary	35

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics 6/30/15

	MASFX	Barclays Agg Bond	Russell 1000	Morningstar Multi- Alternatives Category
Annualized Return	6.51	2.40	20.24	2.74
Total Cumulative Return	26.69	9.30	99.62	10.69
Annualized Std. Deviation	3.06	2.80	10.49	3.21
Sharpe Ratio (Annualized)	2.06	0.84	1.82	0.84
Beta (to Russell 1000)	0.24	-0.02	1.00	0.26
Correlation of MASFX to	1.00	-0.10	0.77	0.80
Worst Drawdown	-2.26	-4.52	-9.68	-3.83
Worst 12-Month Return	1.66	-2.47	7.37	0.23
% Positive 12-Month Periods	100.00%	75.68%	100.00%	100.00%
Upside Capture (vs. Russell 1000)	31.14	7.04	100.00	21.60
Downside Capture (vs. Russell 1000)	24.25	-8.25	100.00	41.26
Notes:
Since inception (9/30/11)
Worst Drawdown based on weekly returns

Past performance is no guarantee of future results.

Portfolio Commentary

The Alternative Strategies Fund differs from the Litman Gregory Masters equity funds in that the sub-advisors on this fund are running very different, though complementary, investment strategies. (The low “pair-wise” correlations across the five strategies reflects the additional diversification benefits of the fund.) As such, the types of securities each manager owns may differ widely across their portfolio sleeves. Consequently, in this report, unlike for our other Litman Gregory Masters Funds, we break out information on each individual sub-advisor portfolio. (As a reminder, each sub-advisor manages a distinct separate account portfolio for our funds. This is not a fund-of-funds.)

Performance of Managers

For the first half of 2015, the five sub-advisor strategies generated the following returns (net of the management fee each sub-advisor charges the fund):

DoubleLine Opportunistic Income strategy gained 2.83%

FPA Contrarian Opportunity strategy gained 1.20%

Loomis Sayles Absolute-Return Fixed-Income strategy gained 3.16%

Passport Capital Long-Short Global Equity gained 3.94%

Water Island Capital Arbitrage and Event-Driven strategy lost 0.72%

Key Performance Drivers and Positioning by Strategy:

The DoubleLine Opportunistic Income sleeve remains concentrated most heavily (at 60% of the portfolio) in non-agency residential mortgage-backed securities (RMBS), focused on the Alt-A and Prime segments, with a small allocation to subprime collateral. During the period, these securities provided continued steady income and paydowns, with good fundamentals. Fixed-rate agency collateralized mortgage obligations (CMOs), the longer-duration securities in the portfolio, generally declined in price but continued to generate strong income. The allocation decreased slightly on a passive basis as cash flow was invested elsewhere. In contrast, given persistently low LIBOR, agency inverse interest-only securities contributed strong coupon returns, as well as price appreciation, and was the best-performing sector in the portfolio. Commercial MBS and collateralized loan obligations (CLOs) remain steady allocations; pricing was about flat on balance in the second quarter, but income was good, as expected. During the period, DoubleLine built a modest position (3.6% as of 6/30/15) in Puerto Rico municipal bonds; general obligation bonds were purchased at a low double-digit yield and pension obligation bonds at a mid-teens yield. The DoubleLine sleeve ended the quarter with a duration of roughly 4.8 years, an increase from year-end, with DoubleLine aiming to take advantage of yields that backed up during the second quarter and a Federal Reserve that they believe will remain very patient in raising rates. The yield-to-maturity of this sleeve of the fund is approximately 5.8%. Cash ended the period at 2% of the portfolio.

36	Litman Gregory Funds Trust

The FPA Contrarian Opportunity sleeve saw relatively modest levels of activity during the period, in keeping with their long-term investment horizon, their low turnover approach, and the intensive research they require before establishing new positions. Cash (net of short positions) remains high, at 43%, as has been true for quite some time. Elevated valuations have kept it difficult for the team to find opportunities that meet their investment and valuation criteria and that adequately discount a reasonable worst case scenario. In a nutshell, as the managers write in their first half commentary, “It continues to be a seller’s market.” They have looked at or are currently looking at a number of unpopular areas including coal, for-profit education, industrial conglomerates, and aerospace & defense, but have found little to do thus far. Activity in the period included adding to familiar names, including Alcoa, Bank of America, Oracle, Meggitt, and Naspers, and adding new positions in LPL Financial (equity) and Navistar International (credit). They also added to some of their private investments in real estate partnerships. Top contributors for the first half of the year were McDermott International, Walter Investment Management, Naspers, Countrywide, and AIG. Top detractors were the short position in Tencent Holdings (part of a long/short arbitrage “stub trade” with Naspers), Alcoa, Oracle, OSX Leasing, and Hornbeck Offshore.

The Loomis Sayles Absolute-Return Fixed-Income portfolio benefited from its ability to hedge against rising rates, primarily through the usage of swaps, swaptions, and interest rate futures. Much of this can be attributed to short positions in U.S. and U.K. interest rate futures as yields increased in both regions during the second quarter. Convertibles also bolstered performance as the U.S. stock market continued to rally during the second quarter. Long positions in the consumer non-cyclical (pharmaceuticals, more specifically) and technology industries were the greatest contributors to performance, while commodity-sensitive basic industries detracted. High-yield bonds were additive to performance even as interest rates rose during the quarter. Higher yield and relatively low duration provided a better total return cushion compared to investment-grade bonds, which weighed on performance due to their higher sensitivity to rising yields. After increasing from year-to-date low levels during the first quarter, high-yield spreads tightened somewhat until the Greek problems grabbed investors’ attention. Spreads ended relatively flat on the second quarter. As the price of oil stabilized during the second quarter, energy names rebounded from prior declines and led the contribution to performance. Dividend-paying equities hurt returns during the second quarter. Stock markets in Europe declined in response to renewed uncertainty in Greece, and while hedges helped, they were not enough to completely offset losses. High-yield bonds, securitized credit (primarily RMBS), and investment-grade bonds, in that order, are the portfolio’s largest net long allocations, while the managers maintain a sizeable notional short position in the global rates category to minimize unwanted interest rate risk.

The Passport Capital Long-Short Equity strategy generated strong performance in the first quarter, making money on both the long and short sides of its portfolio (although the vast majority came from longs). In the second quarter, the Passport sleeve lost money on its longs and shorts in roughly equal amounts. Overall performance remains solidly positive for the year, driven by strong stock selection on the long side. For the six-month period, the portfolio’s Internet/technology holdings were the biggest positive contributors to performance, with both long and short positions in the sector generating positive returns. Long positions in health care and basic materials also contributed positively. The biggest detractors were short positions in the energy and consumer discretionary sectors. However, gains from long positions in consumer discretionary stocks more than offset the short position losses. Passport’s macro views continue to favor a secularly rising U.S. dollar, companies with gross domestic product (GDP)-independent growth opportunities, and a preference for Chinese consumer spending relative to fixed asset investment. The managers have been able to add to or reinitiate positions in some Chinese consumer names given the fears about the Chinese economy and recent losses in Chinese stocks. The realized beta to the equity market has remained low relative to an expected long-term average of around 0.5. Although they are quite enthusiastic about individual positions, Passport still believes risk in the market is underappreciated and underpriced, and added downside mitigation to the portfolio through index-level put options while implied volatility was cheap during the quarter.

Water Island Capital’s Arbitrage and Event-Driven strategy in the second quarter suffered the mirror image of the first quarter’s positive contribution from each of its underlying sub-strategies, producing negative returns in each segment. Merger arbitrage lost about 0.6%, equity special situations dropped almost 0.7%, and credit lost a few basis points. Top contributors for the quarter included two merger situations that both closed in May: AbbVie’s $20 billion acquisition of Pharmacyclics and the acquisition of Talisman Energy by Repsol for $13 billion. The largest detractor for the quarter was a disrupted transaction in the merger-arbitrage sleeve. The future of Williams Companies’ pending roll-up of its master limited partnership (MLP) subsidiary Williams Partners became uncertain when Energy Transfer Equity entered with a bid for Williams Companies (the acquirer), contingent upon abandoning the Williams Partners roll-up. Subsequently, Williams Companies initiated a review of its options, seeking additional bidders. The managers repositioned the exposure in the portfolio to take advantage should either additional bids for Williams Companies emerge or the original transaction with Williams Partners proceed. Global mergers and acquisitions (M&A) volume for the year-to-date period reached $2.3 trillion—the second-highest volume for a six-month period in history (behind only the first half of 2007). A significant amount of this activity has come from the large- and mega-cap space, with transactions valued greater than $10 billion reaching an all-time high (31 deals announced for a combined value of $879 billion). This, along with an elevated spread environment (relative to the period prior to the fourth quarter of 2014), bodes well for the prospects in merger arbitrage going forward. Solid, strategic deals are currently priced for annualized returns of around 5%–6%, while deals with an increased element of risk are closer to 8%–10%. Large, transformational transactions with long timelines to close and significant regulatory hurdles are exhibiting even higher return potential, along with the associated elevated levels of risk. With a healthy amount of deal flow, the managers are focusing on constructing a portfolio that avoids deals at the riskiest end of the spectrum yet still offers attractive rates of return.

Fund Summary	37

Strategy Allocations: The fund remains weighted according to our strategic target allocation: 25% each to DoubleLine and Loomis Sayles, 20% each to FPA and Water Island, and 10% to Passport. Our overweight to DoubleLine and Loomis Sayles relative to FPA and Water Island is due to their lower correlation to equities (and the other managers). We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Current Target Strategy Allocations

In Closing

These shareholder reports can be challenging to write when there is nothing dramatic to talk about in the portfolio, either positive or negative. Of course, there are dramatic things happening in the world and financial markets, but in truth, very little of the daily noise alters the way we ultimately build the portfolio, since our goal is a fund that can perform well across a number of different scenarios, rather than bet heavily on specific outcomes like rising rates, falling oil, expanding credit spreads, etc.

Part of the way we do that is to assemble a group of managers with different return drivers to their strategies who ideally all have relatively low correlations to the equity and bond markets, and also to each other. Although the second quarter’s return was basically flat, we are pleased to see that the managers are performing differently from one another—providing the additional diversification benefit we expect. Of the two sleeves that people tend to put in the ‘fixed-income’ bucket, one was positive and one was only slightly negative (after fees) even during a quarter where the core bond index lost nearly 2%. The two more equity-oriented strategies also diverged from each other, moving differently than the overall market. Company-specific events hurt the event-driven portfolio in the second quarter, but we obviously expect that wins there will outnumber losses over time. As we all know, strategies that behave differently but all have positive long-term returns make for a good combination.

Having said that we try to avoid big losses (who doesn’t?), we have also always tried to guide investors to expect that the fund could have periods with losses sharper than it experienced in the second quarter, since generating attractive returns requires taking on some risk and getting entry points for positions exactly right is impossible to do consistently. Periods of transition across market cycles often contain some shorter-term pain. But they also often provide fertile ground for longer-term investment opportunities. We are confident in our and our managers’ ability to navigate such challenging periods, and we believe the fund’s performance since inception is a testament to that.

The fund’s assets continue to grow at a steady pace, and as of June 30, 2015, stood at $1.23 billion. We continue to add to our personal investments in the fund as well. As always, we thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

38	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Outperformance in Periods of Negative Market Returns.

AVERAGE RETURNS / DOWN EQUITY MARKETS vs. RUSSELL 1000	UP / DOWN CAPTURE vs. RUSSELL 1000

AVERAGE RETURNS / DOWN BOND MARKETS vs. BARCLAYS AGG	UP / DOWN CAPTURE vs. BARCLAYS AGG

All data since fund inception – using monthly returns through 6/30/2015

Past performance is no guarantee of future results

Fund Summary	39

Individual Strategy Portfolio Allocations

Following are portfolio exposure summaries for each individual strategy as of June 30, 2015.

DoubleLine Opportunistic Income Strategy

6/30/2015

Sector Exposures
Cash	2.4%
Government	1.9%
Agency Inverse Floaters	7.0%
Agency Inverse Interest-Only	12.9%
Agency CMO	6.9%
Agency PO	1.4%
Collateralized Loan Obligations	2.4%
Commercial MBS	1.1%
High Yield	0.7%
Municipals	3.6%
Non-Agency Residential MBS	59.8%

TOTAL	100.0%

Non-Agency Residential MBS Breakdown

(% of Non-Agency Residential MBS)

Prime	26.9%
Alt-A	64.2%
Subprime	8.9%

TOTAL	100.0%

Credit Quality Breakdown
Cash	2.4%
Government	1.9%
Agency	28.1%
Investment Grade	4.6%
Below Investment Grade	54.2%
Not Rated	8.9%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

6/30/2015

Asset Class Exposures
U.S. Large-Cap Stocks	21.7%
U.S. Mid-Cap Stocks	5.5%
U.S. Small-Cap Stocks	5.0%
Foreign Stocks	17.5%
Bonds	5.4%
Other Asset-Backed	1.4%
Limited Partnerships	0.5%
Short Sales	-4.0%
Cash	47.1%

TOTAL	100.0%

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	5.6%	13.2%
Consumer Staples	3.9%	8.4%
Energy	2.5%	7.1%
Finance	13.4%	17.8%
Health Care	3.5%	15.0%
Industrials	4.5%	10.9%
Materials	2.7%	3.5%
Technology	9.3%	19.1%
Telecom	0.4%	2.0%
Utilities	0.0%	2.9%
Cash	47.1%	0.0%
Other	7.1%	0.0%

TOTAL	100.0%	100.0%

Loomis Sayles Absolute Return Fixed-Income Strategy

6/30/2015

Strategy Exposures (%)	Net Exposure	Long Total	Short Total
Global Rates	-46.56	4.33	-50.89
High-Yield Corporate	24.33	24.33	0.00
Securitized	17.90	17.90	0.00
Investment Grade Corporate	17.56	17.56	0.00
Bank Loans	11.28	11.28	0.00
Convertibles	7.30	11.38	-4.08
Global Credit	6.02	6.02	0.00
Currency	-5.63	5.17	-10.80
Dividend Equity	3.69	5.25	-1.56
Emerging Market	2.20	2.87	-0.67
Risk Management	-0.59	0.01	-0.59

Subtotal	37.50	106.10	-68.59

Cash & Equivalents	11.06	11.06	0.00
Duration Management	-4.46	0.00	-4.46

Overall Net	44.10	117.16	-73.05

Top 10 Country Exposures (%)	Net Exposure	Long Total	Short Total
United States	36.56	82.40	-45.84
United Kingdom	-10.65	2.73	-13.38
Mexico	7.84	9.62	-1.78
South Africa	-3.98	0.00	-3.98
Italy	2.97	2.97	0.00
Canada	2.88	2.88	0.00
Hungary	2.10	2.10	0.00
Eurozone	-2.06	0.15	-2.21
Chile	1.80	1.80	0.00
Colombia	1.77	1.77	0.00

Top 10 Subtotal	39.23	106.42	-67.19

40	Litman Gregory Funds Trust

Loomis Sayles Absolute Return Fixed-Income Strategy

6/30/2015 (continued)

Non-US Dollar Currency Exposure (%)	Net Exposure	Physicals	Currency Derivatives
Japanese Yen	-2.88	0.72	-3.59
Hungarian Forint	2.10	0.00	2.10
Euro	-1.98	2.01	-3.99
South African Rand	-1.93	0.00	-1.93
Australian Dollar	-1.60	0.00	-1.60
Canadian Dollar	1.60	0.00	1.59
British Pound Sterling	0.13	0.13	0.00
Colombian Peso	0.06	0.88	-0.82
Hong Kong Dollar	0.02	0.02	0.00
New Zealand Dollar	0.01	0.25	-0.24
Brazilian Real	0.01	0.49	-0.48
Mexican Peso	-0.01	1.46	-1.47

TOTAL	-4.47	5.96	-10.43

Passport Capital Long-Short Equity Strategy

6/30/2015

Sector Exposures (%)

Sector	Long	Short	Net	Gross
Internet/Technology	20.0	-8.0	12.0	28.0
Diversified	0.0	-26.0	-26.0	26.0
Consumer Discretionary	17.0	-6.0	11.0	23.0
Basic Materials	9.0	-8.0	1.0	17.0
Health Care	9.0	-2.0	7.0	11.0
Energy	8.0	-1.0	7.0	9.0
MENA	8.0	0.0	8.0	8.0
Industrials	6.0	-2.0	4.0	7.0
Financials	4.0	-3.0	1.0	7.0
Consumer Staples	5.0	0.0	5.0	5.0
Utilities	3.0	0.0	3.0	3.0

TOTAL	89.0	-56.0	33.0	144.0

Water Island Arbitrage Strategy

6/30/2015

Sub-Strategy Exposures
Equity Merger Arbitrage	66.5%
Equity Special Situations	22.2%
Credit Opportunities	7.5%
Merger-Related Credit	2.4%

Total Long Exposure	98.5%
Total Short Exposure	-26.0%

Net Exposure*	72.5%

*	Exposure numbers are calculated by including equities, bonds, swaps, options, and forwards.

Geographic Exposure
North America	81.71%
Non-North America	9.27%

Equity Market Capitalization
Small Cap ($0 - $2 Billion)	7.95%
Mid Cap ($2 - $5 Billion)	21.02%
Large Cap ($5 Blp6illion +)	52.47%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	41

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Capital, LP Commentary

Performance Attribution

The first half of 2015 experienced increased volatility as interest rates dropped dramatically over the first month of the year, but quickly reversed in the subsequent months. At the end of June 2015, the 10 year US Treasury rate was 18 basis points higher than the beginning of the year, while the 2-year US Treasury rate was 2 bps lower. The Barclays U.S. Aggregate Bond Index returned -0.10% over the six month period, while portfolio returned 2.83% (net of fees) over the same period. The outperformance was led mostly by the Agency RMBS portion of the portfolio which makes up 28% of the portfolio. Given persistently low LIBOR, Agency inverse interest-only securities, which was 6% of the portfolio, contributed strong coupon returns as well as price appreciation, and was the best performing sector in the portfolio. Within the Agency sleeve, other well performing sectors included inverse floating-rate bonds. Fixed-rate Agency CMOs, however, suffered minor declines in price, given their longer durations, but still contributed healthy interest income to the portfolio. Within the Non-Agency portion of the portfolio, Alt-A was the best performing sector as the securities continue to benefit from high interest income. The portfolio continues to hold a high percentage of this sector at roughly 38%. CLO and CMBS, while only a small portion of the portfolio at 2% and 1%, respectively, contributed positive price returns as demand has kept up with the deluge of new issuance within those asset classes. The portfolio also has approximately 4% exposure to Puerto Rico Municipal holdings which have added healthy interest income returns despite experiencing price declines.

Current Portfolio Outlook

The portfolio continues to be invested generally in two main sectors, Government/Agency MBS and Non-Agency MBS. Mortgages have extended in duration over the year with the portfolio having a duration of 4.8 years at the close of the second quarter, which is much shorter than that of the Barclays U.S. Aggregate Bond Index’s duration of 5.6 years. The expected yield-to-maturity (YTM) of the portfolio was 5.8% at the end of June. Aggregate prepayment speeds across all three agencies (Fannie Mae, Freddie Mac, and Ginnie Mae) declined on a quarter-over-quarter basis with Fannie Mae CPR (Conditional Prepayment Rates) declining from 17.6 to 15.4, Freddie Mac CPR declining from 18.2 to 15.5 and Ginnie Mae CPR declining from 24.5 to 21.4. For the quarter, the more recent vintage (2013 and 2014) securities at the 3.5 to 4.0 portion of the coupon stack, slowed down the most, retracing back their large prepayment activity at the beginning of the year when interest rates were at their local lows. Some portions at the higher end of the coupon stack between 5.0s and 6.0s had modest increases in prepayment speeds for the same period. Ginnie Mae collateral has continued to be at higher speeds compared to their conventional counterparts for the same product type due to the lasting effects of the reduction in FHA (Federal Housing Administration) mortgage insurance premiums (“MIPs) back in January. Despite the overall drop in speeds, the trend for the quarter was relatively stable when taking into consideration the increase in U.S. Treasury yields and U.S mortgage rates. For

Non-Agency RMBS, rising interest rates over the second quarter put pressure on refinancing activity and eroded the robust prepayment speeds of the first quarter. While there is typically a lagging effect between mortgage rates and the prepayment rates on mortgage securitizations, if rates remain relatively unchanged or take an upward trajectory, it should be expected that prepayments would slow. Liquidations in the Non-Agency space are relatively unchanged and expected to maintain these levels in the near- to mid-term.

First Pacific Advisors LLC Commentary

The portfolio increased 1.62% in the second quarter and has increased 1.58% since year-end 2014. The S&P 500 increased 0.28% in the second quarter and increased 1.23% year-to-date. Larger companies, on average, performed better. Returns for both the quarter and the year, thus far, were driven by growth stocks. The Russell 3000 index has both growth and value components that, although not perfect, give some sense of which style is outperforming. This year, so far, has been all about the growth stocks, with the broad R3000 Growth index returning 4.84%, more than the -0.51% return of the R3000 Value index.1 Such is the cross borne today by value investors such as ourselves.

	2015 Q2	2015 1H
Russell 3000	0.14%	1.94%
Russell 3000 Growth	0.27%	4.33%
Russell 3000 Value	0.00%	-0.51%

Past performance is no guarantee of future results

With rates rising, bond markets have suffered as well. The Barclays U.S. Aggregate Bond Index declined 1.68% in the second quarter and 0.10% in the first six months.

The portfolio’s five best performers marginally outperformed the five worst performers in the first half of the year with the winners adding 2.21% and the losers detracting 1.87%.

Contributors (%)		Detractors (%)
McDermott Intl Inc.	0.79	Tencent (short)	-0.61
Walter Investment Mgmt.	0.58	Alcoa	-0.48
Naspers	0.36	Oracle	-0.35
Countrywide	0.28	OSX Leasing	-0.23
AIG	0.21	Hornbeck Offshore	-0.21

[1]	The Russell 3000 indices are not the Fund’s official benchmarks and are used here as a reference for the market environment, generally. Returns for 2Q 2015 for S&P 500, S&P 500 Growth and S&P 500 Value were 0.28%, 0.31%, and 0.24% respectively. Returns for 1H 2015 for S&P 500, S&P 500 Growth and S&P 500 Value were 1.23%, 2.80%, and -0.45% respectively. The Russell 3000 Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. The Russell 3000 Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S. The Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

42	Litman Gregory Funds Trust

In the most recent quarter, we published a white paper on market cycle returns that can be found on our website (www.fpafunds.com).2 We hope that it further educates our investors as to what we consider appropriate time frames by which to measure our ability to meet our stated objectives: to deliver equity rates of return over the long-term with less risk than the market while avoiding permanent impairment of capital. We believe it’s important to measure this objective over full market cycles.

We define a full market cycle as the period from one market peak to the next that includes a market correction along the way. That is, a market high, followed by at least a 20% correction over at least a two-month period, which is, in turn, followed by a new market peak. A market cycle, by our definition, begins with the ending of one bull market, followed by a bear market and ending with another bull market. Since the portfolio began, our focus has been on long-term performance over a market cycle rather than short-term results.

To avoid repetition and in lieu of what is generally this period’s longer market commentary, we would like to refer you to a speech entitled “Don’t Be Surprised” that I gave last month to the CFA Society of Chicago.3 It is available on our website as well.

Conclusion

We continue to focus our energies on the search for great businesses at good prices or decent businesses at great prices.4 Wall Street likes to estimate what will happen each quarter. We get concerned when managements follow suit, trying to manage to an inappropriately short time frame rather than thinking about where they would like to be in ten years. Rational thinking and an owner’s mentality have allowed such companies we own as Aon, Anheuser-Busch InBev, WPP, Oracle, and Orkla to thrive, thereby benefiting us and other shareholders.

We have the good fortune of operating with a broad mandate: stocks/bonds, public debt/bank debt, small-cap/mid-cap/large-cap, domestic/international, varied industries, mostly liquid/but some illiquid. Even with so many options available, it’s not easy for our team today. We aren’t finding new investments with the margin of safety we prefer. Since we haven’t yet learned to bend time, we must patiently wait for opportunities.

It continues to be a seller’s market. Private equity firms have been refinancing their debt at historically low rates and/or reducing their ownership stakes for the past few years. Shares in initial public offerings (IPOs) are being sold at the quickest rate in years. 2014 was the largest IPO year since 2000 and IPOs remain robust in 2015, thus far, despite decelerating from last year.5 And, the vast majority of those newly-issued shares in 2015 are for companies that have negative earnings.

It remains challenging to find those investments that appropriately discount a reasonable worst case scenario. Until such time as that changes, we continue to add depth and breadth to our library of prospective investments so as to be ready when opportunities arise. Mark Landecker, Brian Selmo and I thank you for your continued trust in our Contrarian Value team.

Loomis Sayles & Company, LP Commentary

MARKET CONDITIONS

The yield advantage and relatively shorter duration of high yield corporate bonds helped these securities outperform investment grade bonds. Energy companies shined this quarter, benefiting from oil price stability, but performance was still down for the year.

For the past year, economic and monetary policy divergences between the US and Europe and Japan generally aided US-dollar appreciation. But data released in the second quarter, including a slight contraction in first-quarter US GDP, suggested economic divergences between the US and Europe and Japan had narrowed, pressuring the dollar. A more dovish Federal Reserve (Fed) translated into additional US dollar weakness.

Because of a sluggish first quarter in the US, consensus expectations for the first federal funds rate hike were pushed out. However, more than 20 central banks lowered interest rates this year, while only a handful hiked. Notably, China enacted late-quarter interest rate cuts as the nation’s equity market crumbled.

PORTFOLIO REVIEW

With a semi-annual gross return of 3.19%, the Litman Gregory Masters Alternative Strategies Fund portfolio outperformed its benchmark, the three-month LIBOR Index, which returned 0.13%. The portfolio’s positive performance was diversified across many sectors, with the majority generated from high yield corporates, convertibles and bank loans. Positive performance was also buoyed by the portfolio’s securitized credits, currency positioning, emerging market corporates, investment grade corporates and dividend paying equities.

High yield corporate bonds contributed to performance even as interest rates rose during the second quarter. Greater yield and relatively low duration (less price sensitivity to interest rate changes) provided a better total return cushion than investment grade corporate bonds. After bouncing off year-to-date tight levels during the first quarter, spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) continued to act constructively until Greece’s debt problems gained attention. High yield spreads                      ended relatively flat on the quarter. As the price of oil stabilized during the quarter, energy names rebounded from prior declines and led the sector’s contribution to performance. In addition, selected holdings from the financial services and consumer cyclical industries boosted performance.

[2]	http://www.fpafunds.com/docs/special-commentaries/2015-04-29-market-cycle-performance-final.pdf?sfvrsn=2.

[3]	http://www.fpafunds.com/docs/special-commentaries/cfa-society-of-chicago-june-2015-final1.pdf?sfvrsn=2

[4]	Great businesses at good prices are our “compounders”; while decent businesses at great prices are our “3:1s”, our more commercial opportunities with asymmetrical upside/downside.

[5]	https://www.wilmerhale.com/blog/ipo/post/?id=17179877428; https://www.wilmerhale.com/uploadedFiles/Shared_Content/Editorial/Publications/Documents/2015-WilmerHale-IPO-Report.pdf.

Fund Summary	43

Convertibles bolstered performance as the US stock market advanced during the first half of the year. Our long positions in the consumer non-cyclical (particularly pharmaceuticals) and technology industries were the largest contributors to performance. Meanwhile, the commodity-sensitive basic industries detracted.

The portfolio’s highly diversified group of bank loans was additive to performance. The floating rate nature of bank loans remains attractive to other sectors as investors are drawn to the relative safety of these securities given their senior position in the capital structure. Across the board gains in this asset class were led by contributions from the capital goods, consumer cyclical and communications industries.

Securitized assets, particularly our ABS and NARMBS holdings, boosted performance as the yield advantage in these asset classes attained in prior periods benefitted returns.

Our risk management tools, primarily through the usage of ETF options, also slightly diminished performance as the rally in domestic equities caused our short hedges in the S&P 500 and Russell 2000 to decline.

Our duration management tools, primarily through the usage of short interest rate futures on the 10-yr and 30-yr part of the US Treasury curve, weighed on returns as the long end of the US Treasury curve tightened during the first quarter.

OUTLOOK

We believe the Fed will hike rates in the fourth quarter, and our year-end outlook for the 10-year US Treasury yield is 2.50%. In the second half of 2016, we think the Fed might start to let its balance sheet shrink.

Although the Fed is expected to raise rates as wage growth continues to pick up steam, the ultimate pace of these rate hikes will depend on how quickly wages grow. We believe the pace of tightening will be slow, averaging 75 to 100 basis points per year.

The US has moved closer to late cycle, with revenue growth weakening in the high yield sector and corporate health showing early signs of deterioration. As a result, credit spreads have widened from historically tight levels and look cheaper with potential for pockets of value. Additionally, we believe the global bond market looks attractive as low inflation, easy monetary policy and unsynchronized global growth should bode well for a longer global economic expansion.

Expectations for continued US dollar strength remain an obstacle for emerging markets debt in general. Although the drop in commodity prices appears to have brought value into different segments, valuations may become even cheaper if the US dollar continues to appreciate. We believe Europe’s weak growth and political challenges will continue to hamper European sovereigns, currencies and corporates. We also believe the improving US economy and benign rate environment should continue to benefit northern Latin American countries.

Water Island Capital, LLP Commentary

Performance Overview for First Half of 2015

For the six months ending June 30, 2015, Water Island Capital’s Arbitrage and Event-Driven strategy allocations returned -0.72%, net of sub-advisory fees, while over the same time period, the HFRI Event-Driven Index returned 3.08%.

From a geographical perspective, contribution from the Europe, Middle East, and Africa (EMEA) and Asia-Pacific (APAC) regions were slightly positive while the Americas region contributed negatively to returns. Of our three sub-strategies, merger arbitrage and credit opportunities contributed fractionally to returns while equity special situations (ESS) proved to be a drag on performance—each returned 0.57%, 0.16% and -0.61%, respectively (returns cited are gross of fees and calculated using Statpro based on daily holdings information). In terms of sectors, telecommunications services, health care and financials led the way, while energy, consumer discretionary and materials detracted the most from performance.

As of June 30, 2015, our long North American exposure was 82% and 9% total from Europe, Middle East and Africa and Asia-Pacific. In terms of market capitalization of the equity holdings, companies under $2 billion totaled 8% of the portfolio; companies with market caps of $2 to $5 billion accounted for 21%, and those with a market value over $5 billion composed 52% of the portfolio.

Strategy Allocation

Exposure to the three underlying sub-strategies is allocated based on where our portfolio managers see the best risk-adjusted opportunities. As of June 30, exposure to merger arbitrage represented the bulk of the portfolio with 58%, allocation to ESS hovered slightly north of 20%, while exposure to credit opportunities equaled nearly 10%.

Portfolio Commentary

The sleeve’s top three contributors for the period were all sourced from the merger arbitrage strategy and each resulted from the ongoing consolidation in the health care sector. The top contributor was our investment in Actavis’ $65 billion acquisition of Allergan. In April 2014, Valeant and Pershing Square Capital, Allergan’s largest shareholder, combined efforts for a $47 billion hostile offer to purchase Allergan. Allergan sports a robust portfolio of medical aesthetic drugs and products, the most well-known being Botox. Despite Valeant increasing its bid in late May, another company, Actavis, entered with a topping bid in November and Valeant walked away a few days later. The deal closed in March and the sleeve profited by holding a core position in Allergan.

Conversely, our three largest detractors thus far in 2015 also originated from the merger arbitrage strategy. For example, in May, Williams Companies announced its intent to acquire the 40% of its MLP subsidiary, Williams Partners, it did not already own in a deal worth $14 billion. Such transactions are usually straightforward affairs. The future of the pending roll-up, however, became uncertain when Energy Transfer Equity

44	Litman Gregory Funds Trust

entered with an unsolicited bid for Williams Companies (the acquirer), contingent upon their abandoning the transaction with Williams Partners. Energy Transfer’s offer represented a premium of 32% and sent Williams Companies shares soaring (this was our short position in the original deal). Subsequently, Williams Companies rejected Energy Transfer’s offer and initiated a strategic review of its options to seek out additional bidders. The resulting dislocation in the spread of the Williams Partners roll-up, which is still pending but is unlikely to be resolved until the strategic review process is complete, led to the sleeve’s largest detractor year-to-date. We have repositioned the portfolio to take advantage should additional bids for Williams Companies emerge, or the original transaction with Williams Partners proceed.

Market Environment and Outlook

In addition to plentiful spinoffs and other activist-fueled corporate actions within the event space thus far in 2015, the market for mergers and acquisitions (M&A) activity surged as a feeling of confidence filled corporate boardrooms. While management teams exhaust their avenues for organic growth, whether of their own volition or spurred by rising shareholder activism, they are increasingly turning to M&A as a means to boost shareholder value. Global M&A volume for the first half of 2015 reached $2.3 trillion, according to Dealogic—the second-highest volume in a six-month period on record, behind only the first half of 2007.

Yet while ample deal flow is enticing, as arbitrageurs, there is still much that gives us pause—the foremost being the current regulatory environment. A handful of large, transformative transactions have been blocked on regulatory concerns this year – Comcast’s takeover of Time Warner Cable, Sysco’s bid for U.S. Foods, and Applied Materials’ acquisition of Tokyo Electron (fortunately none of these deal breaks negatively impacted our sleeve). We may be reaching a tipping point in certain industries, whereby regulators simply say, “No more,” when it comes to further consolidation. Where a combination of Time Warner Cable and Comcast (the largest player in the field) wouldn’t pass muster, there is no guarantee a deal between Time Warner and second-place Charter will succeed. Meanwhile, a diagram of the potential for consolidation amongst the top five players in the health insurance industry (UnitedHealth, Aetna, Anthem, Humana, and Cigna) looks like a veritable cat’s cradle. All of which is to say, our antenna is up, and we’re on the lookout for any potential pitfalls in the situations in which we invest.

Currently, safe, solid, strategic deals are annualizing around 5-6%, while deals with a comparatively increased element of risk are closer to 8-10%. Large, transformational transactions with long timelines to close and significant regulatory hurdles are in the range of 15-18%. In the riskier deals with extended timelines, volatility presents opportunities to trade around deal spreads, and once our perspective around the regulatory approval process becomes clearer, we can build positions with more confidence. We will likely maintain an elevated amount of dry powder in the portfolio for the remainder of the year in order to better take advantage of such situations where dislocations in the market cause spreads to widen.

Looking ahead for our equity special situations strategy, we see many favorable opportunities to own equity assets, but we believe one must do so prudently. As such, our team is on the lookout for short positions associated with catalyst-driven ideas we believe are overvalued, and we expect this universe of opportunities will stem from value-creating events that have simply priced in too much of benefits too soon. These situations, along with an abundant universe of catalysts where we may position ourselves using a more traditional view, should provide plentiful opportunities for our team in the year ahead.

Regarding our credit opportunities strategy, we think that, unsurprisingly, increased mergers and acquisitions activity will translate into more merger-related debt opportunities. We also expect that activist pressure on corporate managements and boards will translate into more spin-offs and asset sales, which, in turn, can lead to more refinancing and deleveraging activity from which to choose. We are particularly fond of these types of investments as their firmer catalysts and shorter durations can help produce lower correlated and less volatile returns for the portfolio. At the other end of the investing spectrum, we foresee a large universe of opportunities in the energy and commodities space. While these situations are highly dependent on the direction of commodity prices such as oil, iron ore, and coal, capital structures for many companies in these sectors have been severely weakened. Our flexibility to invest from either the long side or the short side (or both) can help us assemble an attractive mix of investments as prices and yields move in response to changing operations, liquidity and leverage.

As always, we are grateful for your continued trust and support.

Passport Capital Commentary

Passport Capital, June 30, 2015

To recap the performance of the first half of 2015, one has to look back at the trends that shaped the latter half of 2014. Crude oil prices began to slip in June of 2014 and then that decline accelerated in the fourth quarter of 2014. This happened simultaneously with a dramatic increase in the value of the U.S. dollar against most major global currencies. We believe this is a result of ending quantitative easing (“QE”) in the U.S., the market’s expectation of rate hikes by the Federal Reserve (or the “Fed”), and loosening monetary policy around the globe to fight off slowing growth.

In the first quarter of 2015, the portfolio was constructed with the aim of benefiting from a continued appreciation of the U.S. dollar. On a trade-weighted basis, the U.S. dollar appreciated nearly 9% in the first quarter and served as a strong tailwind for the portfolio. As we entered the second quarter, the level and direction of U.S. growth expectations became less certain. As a result, we reduced the portfolio’s sensitivity to the dollar. While we continue to believe that the dollar may move higher over time, we think that presently, the Fed has pushed back the magnitude and timing of rate hikes. Hence in the near-term, we think the appreciation of the U.S. dollar will have a less dramatic trajectory.

Fund Summary	45

One consequence of unilateral QE by the Federal Reserve over the last five years is that it made it ‘safe’ for the rest of the world to engage in QE. But, it also kept the dollar far weaker than it otherwise would have been. As a result, many companies have issued bonds and borrowed in U.S. dollars, but have revenues that are not denominated in dollars—think emerging markets and companies strongly tied to the growth of emerging markets. As a result of an appreciating dollar, these companies now tend to find their balance sheets and free cash flows much worse than anticipated. One unintended consequence has been the emerging need for such borrowers, along with the treasuries of many U.S. multinationals, to hedge currency exposure by effectively covering the short U.S. dollar trade that many indirectly have on their books.

With potentially massive shorts that need to be covered and the ultra-low rate environment that created ideal conditions for U.S. companies to borrow in foreign markets, one should have an open mind as to where the dollar can trade. However, we do think the Fed’s long-term desire to hike rates and get off of the zero-bound could be beneficial for the dollar.

As we progressed through the second quarter, expectations for global, dollar-denominated GDP growth slowed noticeably. We are inclined to agree with David Malpass of Encima Global Advisors who argues that world GDP growth for 2015 will likely be negative in U.S. dollar terms. We believe the current environment is not terribly conducive for anything that depends on simple economic growth. The Fed lowered 2015 U.S. expected GDP growth from 2.5% to 1.9%; additionally, the Fed lowered its 2015 GDP forecast. Meanwhile, the economy is getting mixed signals regarding wage growth. A macroeconomic research firm we regard highly recently conducted a study analyzing the last three economic cycles and found that a recession has commenced within 18-20 months after initial jobless claims fell below 300,000. While history may not repeat itself, the decline in magnitude of initial jobless claims along with a declining participation rate in the labor market provides us with reasons to be cautious. Another metric we follow is the Bureau of Economic Analysis’s (BEA’s) national income and product accounts (NIPA) series, which show the composition of production and the distribution of incomes earned in production. NIPAs represent a critical element of the U.S. economic accounts, which are designed to provide a consistent and comprehensive picture of the Nation’s economy. BEA’s NIPA series depicts lackluster economic growth of just 2% since 2011 and appears to have peaked in September of 2014. As a result, we have added index hedges and have rotated into value-oriented sectors such as utilities.

While global growth may be muted, we believe that significant changes or catalysts could nevertheless have a large impact on specific sectors and companies and that, as a result, compelling potential opportunities exist for idiosyncratic, bottom-up stock picking.

Top Holdings

The following is a discussion of certain thematic trends we have identified and implemented in the portfolio as a means to capture some of these potential opportunities.

Saudi: Saudi Arabia remains the portfolio’s largest emerging market exposure. Saudi’s balance sheet is strong, its energy resources unmatched, and its cost of production is among the very lowest in the world. In June, Saudi opened its equity market to direct foreign investment. We believe that capital flows into the Saudi equity market from foreign emerging market and frontier market managers will be accretive to large, liquid names that have been structurally under-owned, in large part, due to restrictive regulations. Saudi Arabia imports monetary policy from the U.S. as the Riyal is pegged to the USD, which could make it a potential beneficiary of rising rates.

China Internet: In our view, Chinese Internet companies are a compelling way to invest in China’s transition from fixed asset investment to a consumer-based economy. China far exceeds the U.S. in terms of e-commerce transactions per the McKinsey Global Institute. Chinese consumers have been rapidly shifting their purchases to online due to lower prices. According to a recent Wall Street Journal article, 461 million Chinese consumers—a third of the population—are now shopping online, up from 46 million in 2007. China’s e-commerce market increased 49% last year—after gains in the prior three years of 59%, 51% and 70%, respectively.

Large, Liquid and Growing: Our domestic equity longs are primarily large and liquid with U.S. dollar-denominated revenues. We generally tend to own companies whose growth is not reliant on GDP growth, but instead results from innovation, technology, unique pockets of growth and strong corporate governance. Our equity shorts on the other hand tend to be on companies that are largely dependent on global GDP growth, hurt by a stronger dollar, or are commodity price-dependent. In the first half of 2015 we did not own Japanese or European equities in size; from a fundamental perspective, we did not find them attractive. In our opinion, corporate governance in Europe is inferior to the quality of that in the U.S. post-crisis, and Japan has not truly been reformed, as there have been far fewer buybacks and less shareholder alignment than we had expected. Nevertheless, we continue to monitor these regions for signs of an improving culture in corporate governance.

So far in July, we’ve seen significant market volatility largely as a function of uncertainty about both China and Greece. As the second half of the year unfolds, we think the reality of slower growth may become the consensus view. We’ve attempted to construct the portfolio in such a way that we can take advantage of price weakness and add to our best ideas accordingly.

Levels of dispersion across the globe are large. We believe the impact of central banks in pricing assets will likely diminish in the next few years, which could be advantageous for our strategy. It’s our view that a lot of inefficiencies have built up in the last six-year bull market that may be likely to unwind when central banks take a step back; we believe we are well-positioned for such an environment.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	20%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	25%	Absolute Return Fixed Income
John Burbank III Tim Garry	Passport Capital, LLC	10%	Long-short Equity
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	20%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to June 30, 2015 compared with the Barclays Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Shares		Value
COMMON STOCKS: 33.7%

Consumer Discretionary: 5.9%
174,128	ANN, Inc.*	$8,408,641
22,812	Bob Evans Farms, Inc.(a)	1,164,553
32,388	CBS Corp. - Class B, NVDR	1,797,534
25,911	Charter Communications, Inc. - Class A*(a)	4,437,259
177,751	DIRECTV*(a)	16,493,515
14,790	DISH Network Corp. - Class A*(a)	1,001,431
31,669	Dollar Tree, Inc.*	2,501,534
804,200	Genting Malaysia Bhd	895,213
7,137	Home Depot, Inc. (The)	793,135
89,700	Interpublic Group of Cos., Inc. (The)	1,728,519
74,071	JD.com, Inc. - ADR*	2,525,821
40,065	Journal Media Group, Inc.	332,139
131,832	Liberty Global Plc - Series C*(a)	6,674,654
11,086	Lowe’s Cos., Inc.	742,429
26,107	Martha Stewart Living Omnimedia, Inc. - Class A*	162,908
96,301	Media General, Inc.*	1,590,893
85,379	MGM Resorts International*	1,558,167
44,492	Naspers Ltd. - Class N	6,939,287
139,600	Regis Corp.*	2,200,096
98,044	Staples, Inc.	1,501,054
33,588	Starbucks Corp.	1,800,821
26,001	Starwood Hotels & Resorts Worldwide, Inc.	2,108,421
27,596	Viacom, Inc. - Class B	1,783,805
17,680	Visteon Corp.*	1,856,046
75,500	WPP Plc	1,693,054

		72,690,929

Consumer Staples: 1.4%
31,629	Anheuser-Busch InBev N.V. - ADR(a)	3,816,671
27,773	Carlsberg A/S - Class B	2,522,572
16,600	CVS Health Corp.(a)	1,741,008
6,600	Henkel AG & Co. KGaA	629,318
1,941	Kraft Foods Group, Inc.	165,257
21,787	Molson Coors Brewing Co. - Class B	1,520,950
19,738	Nomad Foods Ltd.*	429,301
223,800	Orkla ASA	1,756,522
287,896	Rite Aid Corp.*(a)	2,403,932
404,307	Safeway, Inc.(b)	9,178
404,307	Safeway, Inc.(b)	147,370
40,900	Unilever N.V.	1,704,053
14,300	Walgreens Boots Alliance, Inc.	1,207,492

		18,053,624

Energy: 2.7%
13,423	Anadarko Petroleum Corp.	1,047,799
44,681	Canadian Natural Resources Ltd.	1,213,536
19,433	Cimarex Energy Co.	2,143,654
64,197	Cloud Peak Energy, Inc.*	299,158
111,249	CONSOL Energy, Inc.	2,418,553
83,250	Energy Transfer Equity L.P.(a)	5,342,153
29,325	EQT Corp.	2,385,296
29,131	Exterran Holdings, Inc.	951,127
148,200	Gazprom OAO - ADR	781,014
6,025	Halliburton Co.	259,497
98,500	Hornbeck Offshore Services, Inc.*	2,022,205
39,780	Kinder Morgan, Inc.	1,527,154

Shares		Value
Energy (continued)
15,600	Lukoil OAO - ADR	$700,234
27,900	Occidental Petroleum Corp.(a)	2,169,783
92,128	Peabody Energy Corp.	201,760
1,592	Pioneer Natural Resources Co.	220,795
63,200	Rosneft OAO - GDR	260,384
17,000	Royal Dutch Shell Plc - Class B, ADR	974,950
8,008	Suncor Energy, Inc.	220,380
433,800	Surgutneftegas OAO - (Preference Shares)	331,790
91,154	Weatherford International Plc*	1,118,460
3,580	Williams Cos., Inc. (The)	205,456
137,542	Williams Partners L.P.	6,661,159
64,182	Yancoal Australia Ltd.*	7,416

		33,463,713

Financials: 4.3%
11,276	Affiliated Managers Group, Inc.*	2,464,934
1,819	Alleghany Corp.*	852,674
76,900	American International Group, Inc.(a)	4,753,958
65,100	Aon Plc(a)	6,489,168
168,600	Bank of America Corp.	2,869,572
38,900	CIT Group, Inc.	1,808,461
86,600	Citigroup, Inc.	4,783,784
254,000	Countrywide Plc	2,268,749
50,498	Forest City Enterprises, Inc. - Class A*	1,116,006
23,400	Groupe Bruxelles Lambert S.A.	1,884,360
17,432	Huatai Securities Co. Ltd. - Class H*(c)	49,473
80,002	InfraREIT, Inc.*	2,268,857
30,600	Leucadia National Corp.	742,968
26,700	LPL Financial Holdings, Inc.	1,241,283
17,055	Macerich Co. (The)	1,272,303
11,636	McGraw Hill Financial, Inc.	1,168,836
77,200	Mitsubishi UFJ Financial Group, Inc.	556,247
287,100	Mizuho Financial Group, Inc.	623,083
11,276	Moody’s Corp.	1,217,357
65,837	Partnerre Ltd.	8,460,054
238,900	Sberbank of Russia - (Preference Shares)	208,307
58,600	Sberbank of Russia - ADR	311,166
19,700	Sumitomo Mitsui Financial Group, Inc.	880,736
208,600	Walter Investment Management Corp.*	4,770,682

		53,063,018

Health Care: 5.2%
22,371	Allergan Plc*	6,788,758
167,983	Catamaran Corp.*(a)	10,260,402
42,900	Express Scripts Holding Co.*	3,815,526
210,004	H. Lundbeck A/S(b)	14,112
30,487	HCA Holdings, Inc.*	2,765,781
173,164	Hospira, Inc.*(a)	15,361,378
11,036	Illumina, Inc.*	2,409,821
9,388	Medtronic Plc	695,651
5,448	Mylan N.V.*	369,701
102,462	Omnicare, Inc.	9,657,044
7,171	Perrigo Co. Plc	1,325,416
3,689	STERIS Corp.	237,719
107,334	Synergy Health Plc	2,901,466
31,859	Teva Pharmaceutical Industries Ltd. - ADR	1,882,867
31,200	Thermo Fisher Scientific, Inc.(a)	4,048,512
245,666	Trius Therapeudics, Inc.*(b)	42,083
16,314	UnitedHealth Group, Inc.(a)	1,990,308

		64,566,545

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Shares		Value
COMMON STOCKS (CONTINUED)
Industrials: 4.1%
254,846	Ansaldo STS SpA	$2,653,402
31,749	B/E Aerospace, Inc.(a)	1,743,020
1,171	Boeing Co. (The)	162,441
54,220	Delta Air Lines, Inc.	2,227,358
81,700	General Electric Co.	2,170,769
105,014	HC2 Holdings, Inc.*	939,875
5,300	Jardine Matheson Holdings Ltd.	300,775
18,400	Jardine Strategic Holdings Ltd.	556,968
34,700	Joy Global, Inc.	1,256,140
24,422	KLX, Inc.*	1,077,743
310,500	Meggitt Plc	2,277,322
79,951	Pall Corp.	9,949,902
173,904	Polypore International, Inc.*	10,413,372
71,614	SolarCity Corp.*(a)	3,834,930
17,500	Sound Holding FP Luxemburg*(b)	887,238
29,260	SPX Corp.	2,118,131
16,500	Sulzer AG	1,697,309
144,548	TNT Express N.V.	1,226,735
12,361	Union Pacific Corp.	1,178,869
19,100	United Technologies Corp.	2,118,763
39,950	XPO Logistics, Inc.*	1,804,941

		50,596,003

Information Technology: 6.9%
1,113	Alibaba Group Holding Ltd. - ADR*	91,566
47,890	Altera Corp.	2,451,968
23,400	Analog Devices, Inc.	1,501,929
14,515	Apple, Inc.(a)	1,820,544
46,832	ARM Holdings Plc - ADR	2,307,413
55,400	ARRIS Group, Inc.*	1,695,240
58,201	Broadcom Corp. - Class A	2,996,769
163,506	Cisco Systems, Inc.(a)	4,489,875
149,074	ClickSoftware Technologies Ltd.*	1,873,860
232,584	Cyan, Inc.*	1,218,740
53,556	Cypress Semiconductor Corp.*	730,504
77,949	Dealertrack Technologies, Inc.*	4,894,418
90,694	EMC Corp.	2,393,415
38,146	Facebook, Inc. - Class A*	3,271,592
4,170	Google, Inc. - Class A*	2,251,967
1,896	Google, Inc. - Class C*	986,887
25,606	Harris Corp.(a)	1,969,357
80,937	Hewlett-Packard Co.	2,428,919
72,972	Informatica Corp.*	3,536,953
22,683	Integrated Silicon Solution, Inc.	502,202
12,798	LinkedIn Corp. - Class A*(a)	2,644,451
35,568	Maxim Integrated Products, Inc.	1,229,764
50,778	Microchip Technology, Inc.	2,408,147
154,200	Microsoft Corp.(a)	6,807,930
18,668	NCR Corp.*	561,907
11,112	NXP Semiconductors N.V.*	1,091,198
218,500	Oracle Corp.(a)	8,805,550
18,100	QUALCOMM, Inc.	1,133,603
12,892	salesforce.com, Inc.*	897,670
62,300	TE Connectivity Ltd.	4,005,890
329,401	Tencent Holdings Ltd.	6,577,949
36,467	Visa, Inc. - Class A	2,448,759

Shares		Value
Information Technology (continued)
826	VMware, Inc. - Class A*	$70,821
66,503	Yahoo!, Inc.*(a)	2,612,903
14,453	Yelp, Inc.*	621,912

		85,332,572

Materials: 2.3%
350,200	Alcoa, Inc.	3,904,730
185,813	Barrick Gold Corp.	1,980,766
9,980	Berry Plastics Group, Inc.*	323,352
140,350	CF Industries Holdings, Inc.(a)	9,021,698
33,900	MMC Norilsk Nickel PJSC - ADR	571,893
79,400	Norsk Hydro ASA	327,922
83,607	Owens-Illinois, Inc.*	1,917,945
244,096	RTI International Metals, Inc.*	7,693,906
19,971	Sigma-Aldrich Corp.	2,782,959

		28,525,171

Telecommunication Services: 0.5%
267,668	Frontier Communications Corp.	1,324,957
2,240	Jazztel Plc*	32,354
47,179	Leap Wireless International, Inc.*(b)	188,716
178,936	NII Holdings, Inc.*	3,019,571
5,200	T-Mobile US, Inc.*	201,604
29,127	Vodafone Group Plc - ADR	1,061,679

		5,828,881

Utilities: 0.4%
51,588	Dynegy, Inc.*	1,508,949
167,699	NRG Energy, Inc.(a)	3,836,953

		5,345,902

TOTAL COMMON STOCKS (Cost $397,473,461)		417,466,358

RIGHTS/WARRANTS: 0.8%
394,537	Alinma Bank* (Expiration date: 04/16/18)	2,375,576
83,490	Credit Suisse AG Nassau Branch* (Expiration date: 05/17/18)	2,117,027
305,889	HSBC Bank Plc* (Expiration date: 11/20/17)	5,094,751
12,979	Seritage Growth Properties* (Expiration date: 07/02/15)	41,793

TOTAL RIGHTS/WARRANTS (Cost $10,486,856)		9,629,147

PREFERRED STOCKS: 1.5%

Consumer Staples: 0.2%
53,820	Tyson Foods, Inc. 4.750%	2,772,268

Energy: 0.1%
263	Chesapeake Energy Corp. 5.750%(c)	183,424
1,412	Chesapeake Energy Corp. 5.750%	960,160
1,300	NextEra Energy, Inc. 5.889%	80,223

		1,223,807

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Shares		Value
PREFERRED STOCKS (CONTINUED)
Financials: 0.2%
1,268	Ally Financial, Inc. 7.000%(c)	$1,287,614
1,120	Crown Castle International Corp. 4.500%	115,584
2,273	iStar Financial, Inc. 4.500%	130,107
26,299	Weyerhaeuser Co. 6.375%	1,367,548

		2,900,853

Health Care: 0.4%
4,703	Allergan Plc 5.500%	4,903,254

Industrials: 0.1%
170	Element Communication Aviation 0.00%	1,700,000

Materials: 0.4%
105,663	Alcoa, Inc. 5.375%	4,176,859
17,456	ArcelorMittal 6.000%	276,569

		4,453,428

Utilities: 0.1%
9,207	Dominion Resources, Inc. 6.375%	429,967
1,244	Dominion Resources, Inc. 6.125%	66,666
1,118	Dominion Resources, Inc. 6.000%	60,182

		556,815

TOTAL PREFERRED STOCKS (Cost $18,999,492)		18,510,425

EXCHANGE-TRADED FUNDS: 0.1%
5,804	iShares Core S&P Mid-Cap ETF	870,484
916	SPDR Barclays High Yield ETF	35,202

TOTAL EXCHANGE-TRADED FUNDS (Cost $874,328)		905,686

Principal Amount^
ASSET-BACKED SECURITIES: 3.3%
	AIM Aviation Finance Ltd.
$879,548	Series 2015-1A-B1 5.072%, 02/15/2040(c)(d)	874,094
	American Homes 4 Rent
300,000	Series 2014-SFR1-E 2.750%, 06/17/2031(c)(e)	295,744
645,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	671,666
	American Homes 4 Rent Trust
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	648,124

Principal Amount^		Value
	AmeriCredit Automobile Receivables Trust
$252,000	Series 2013-4-D 3.310%, 10/08/2019	$258,732
	APIDOS CLO XIX
1,000,000	Series 2014-19A-D 4.024%, 10/17/2026(c)(e)	984,159
	Babson CLO Ltd. 2014-III
1,000,000	Series 2014-3A-D2 4.582%, 01/15/2026(c)(e)	1,005,108
1,000,000	Series 2014-3A-E2 6.775%, 01/15/2026(c)(e)	1,002,593
	Ballyrock CLO LLC
500,000	Series 2014-1A-B 3.475%, 10/20/2026(c)(e)	501,099
500,000	Series 2014-1A-C 4.025%, 10/20/2026(c)(e)	483,073
	CAM Mortgage LLC
1,225,000	Series 2015-1-A 3.500%, 07/15/2064(c)(d)	1,225,000
	Chase Issuance Trust
775,000	Series 2015-A2-A 1.590%, 02/18/2020	779,507
	Colony American Homes
610,000	Series 2014-1A-C 2.100%, 05/17/2031(c)(e)	606,094
675,000	Series 2014-2A-E 3.390%, 07/17/2031(c)(e)	662,580
255,000	Series 2015-1A-D 2.337%, 07/17/2032(c)(e)	248,071
	Cronos Containers Program I Ltd.
570,463	Series 2014-2A-A 3.270%, 11/18/2029(c)	573,468
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(d)	647,736
	Ford Credit Auto Owner Trust
510,000	Series 2015-A-A3 1.280%, 09/15/2019	510,242
	Global Container Assets 2014 Holdings Ltd.
1,185,000	0.000%, 01/05/2030(c)	882,944
766,488	6.000%, 01/05/2030(c)	766,488
282,143	7.500%, 01/05/2030(c)	282,143
	Global Container Assets Ltd.
279,313	Series 2015-1A-B 4.500%, 02/05/2030(c)	276,576
	GSAA Home Equity Trust
891,721	Series 2006-10-AF5 6.448%, 06/25/2036(d)	519,903
	Invitation Homes Trust
530,000	Series 2014-SFR1-B 1.685%, 06/17/2031(c)(e)	525,740
180,000	Series 2015-SFR1-E 4.385%, 03/17/2032(c)(e)	183,519
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 5.181%, 11/25/2036(d)	959,478

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Lehman XS Trust
$3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(d)	$1,770,366
2,044,956	Series 2006-8-3A3 5.362%, 06/25/2036(d)	1,818,493
	Long Beach Mortgage Loan Trust
251,890	Series 2005-WL2-M1 0.657%, 08/25/2035(e)	250,026
	Madison Park Funding XIV Ltd.
500,000	Series 2014-14A-D 3.875%, 07/20/2026(c)(e)	490,462
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 3.925%, 11/14/2026(c)(e)	963,957
1,000,000	Series 2014-1A-D 6.875%, 11/14/2026(c)(e)	1,000,756
	Octagon Investment Partners XXII Ltd.
500,000	Series 2014-1A-D2 4.856%, 11/22/2025(c)(e)	502,080
500,000	Series 2014-1A-E2 7.026%, 11/22/2025(c)(e)	501,698
	OneMain Financial Issuance Trust
490,000	Series 2014-1A-A 2.430%, 06/18/2024(c)	492,955
255,000	Series 2014-2A-A 2.470%, 09/18/2024(c)	256,354
265,000	Series 2014-2A-B 3.020%, 09/18/2024(c)	267,064
1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(c)	1,123,830
450,000	Series 2015-1A-A 3.190%, 03/18/2026(c)	456,395
	Park Place Securities, Inc.
8,000,000	Series 2005-WHQ1-M5 1.312%, 03/25/2035(e)	6,811,264
	Residential Asset Mortgage Products, Inc.
142,608	Series 2006-RS5-A3 0.357%, 09/25/2036(e)	139,899
	Residential Asset Securities Corp. Trust
270,169	Series 2006-EMX2-A2 0.387%, 02/25/2036(e)	267,736
1,676,214	Series 2006-EMX6-A3 0.337%, 07/25/2036(e)	1,519,838
246,398	Series 2007-KS4-A2 0.367%, 05/25/2037(e)	246,110
	Sierra Timeshare Receivables Funding LLC
34,618	Series 2012-1A-A 2.840%, 11/20/2028(c)	35,144
150,068	Series 2013-1A-A 1.590%, 11/20/2029(c)	148,929
387,516	Series 2013-3A-A 2.200%, 10/20/2030(c)	388,906
	SoFi Professional Loan Program LLC
86,748	Series 2014-B-A1 1.437%, 08/25/2032(c)(e)	87,166

Principal Amount^		Value
	Springleaf Funding Trust
$305,000	Series 2014-AA-A 2.410%, 12/15/2022(c)	$305,381
	TAL Advantage V LLC
420,833	Series 2013-2A-A 3.550%, 11/20/2038(c)	423,347
	Terwin Mortgage Trust
2,061,016	Series 2006-3-2A2 0.397%, 04/25/2037(c)(e)	1,726,116
	US Residential Opportunity Fund Trust
639,358	Series 2015-1III-A 3.721%, 01/27/2035(c)	641,086
448,395	Series 2015-1IV-A 3.721%, 02/27/2035(c)	449,208
	VOLT XXII LLC
592,589	Series 2015-NPL4-A1 3.500%, 02/25/2055(c)(d)	593,266
	VOLT XXX LLC
384,366	Series 2015-NPL1-A1 3.625%, 10/25/2057(c)(d)	385,042
	VOLT XXXI LLC
302,667	Series 2015-NPL2-A1 3.375%, 02/25/2055(c)(d)	302,620

TOTAL ASSET-BACKED SECURITIES (Cost $39,246,993)		40,739,375

BANK LOANS: 3.0%
	1011778 B.C. Unlimited Liability Co.
765,000	1.000%, 12/10/2021(f)	763,409
	ABC Supply Co., Inc.
559,307	3.500%, 04/16/2020	557,769
	American Tire Distributors Holdings, Inc.
125,061	5.250%, 09/01/2021	126,391
	Amneal Pharmaceuticals LLC
289,727	1.000%, 11/01/2019(f)	290,761
	Aptean, Inc.
454,250	5.250%, 02/26/2020	450,275
	Aramark Services, Inc.
409,813	3.250%, 02/24/2021	408,862
	Ardagh Holdings USA, Inc.
167,334	4.000%, 12/17/2019	167,281
	Asurion LLC
277,813	5.000%, 05/24/2019	278,835
	AWAS Aviation Capital Ltd.
162,336	3.500%, 07/16/2018	162,793
	Axalta Coating Systems US Holdings, Inc.
227,569	3.750%, 02/01/2020	227,612
	Bauer Performance Sports Ltd.
105,283	4.000%, 04/15/2021	104,724
	Bennu Oil & Gas LLC
2,144,533	1.000%, 11/01/2018(b)(f)	1,659,333
	Brickman Group Ltd. LLC
147,754	4.000%, 12/18/2020	147,038
	Calpine Construction Finance Company L.P.
220,500	3.000%, 05/03/2020	216,596
	Calpine Corp.
430,000	3.500%, 05/27/2022	426,990

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Communications Sales & Leasing, Inc.
$540,000	5.000%, 10/24/2022	$530,550
	Community Health Systems, Inc.
125,000	4.000%, 01/27/2021	125,369
	Continental Building Products LLC
469,779	4.000%, 08/28/2020	469,192
	Creative Artists Agency LLC
442,769	5.500%, 12/17/2021	447,265
	Crosby US Acquisition Corp.
295,500	3.750%, 11/23/2020	281,094
	CWC Cayman Finance Ltd.
648,587	5.500%, 04/28/2017	649,398
	Dell International LLC
250,000	4.000%, 04/29/2020	250,446
	Doncasters Finance US LLC
96,819	4.500%, 04/09/2020	96,970
	Emerald Performance Materials LLC
77,415	4.500%, 08/01/2021	77,488
	Endo Luxembourg Finance Co. I S.a r.l.
384,587	1.000%, 06/11/2022(f)	385,941
	Energy Transfer Equity L.P.
242,848	4.000%, 12/02/2019	243,258
250,000	3.250%, 12/02/2019	248,376
	Entegris, Inc.
148,781	3.500%, 04/30/2021	148,347
	FPC Holdings, Inc.
102,164	5.250%, 11/19/2019	101,696
	Gates Global, Inc.
283,855	4.250%, 07/05/2021	279,972
	Generac Power Systems, Inc.
1,917,890	3.250%, 05/31/2020	1,904,312
	General Nutrition Centers, Inc.
663,876	3.250%, 03/04/2019	655,371
	Grosvenor Capital Management Holdings LLP
160,092	3.750%, 01/04/2021	159,324
	Harbourvest Partners LLC
81,101	3.250%, 02/04/2021	80,695
	HD Supply, Inc.
440,245	4.000%, 06/28/2018	440,576
	Hillman Group, Inc. (The)
55,846	4.500%, 06/30/2021	56,020
	Hub International Ltd.
518,438	4.000%, 10/02/2020	515,361
	Hyperion Insurance Group Ltd.
279,300	5.500%, 04/29/2022	280,871
	IBC Capital Ltd.
419,848	4.750%, 09/09/2021	411,451
	IMS Health, Inc.
153,063	3.500%, 03/17/2021	152,557
	Infor (US), Inc.
421,347	3.750%, 06/03/2020	416,388
	Integra Telecom, Inc.
678,300	5.250%, 08/05/2020	674,824
	IQOR US, Inc.
580,298	6.000%, 04/01/2021	541,128
	JLL/Delta Dutch Newco B.V.
227,700	4.250%, 03/11/2021	226,473

Principal Amount^		Value
	La Quinta Intermediate Holdings LLC
$600,629	4.000%, 04/14/2021	$601,100
	Level 3 Financing, Inc.
367,940	3.500%, 05/31/2022	365,909
	Libbey Glass, Inc.
69,778	3.750%, 04/09/2021	69,844
	LTS Buyer LLC
296,172	4.000%, 04/13/2020	295,061
	MA Finance Co. LLC
557,161	5.250%, 11/19/2021	558,999
	Mallinckrodt International Finance S.A.
503,625	3.250%, 03/19/2021	502,051
	Milacron LLC
102,342	4.500%, 09/28/2020	102,598
	Mirror Bidco Corp.
75,196	4.250%, 12/28/2019	75,149
	Nuance Communications, Inc.
122,807	2.940%, 08/07/2019	122,090
	NXP B.V.
196,500	3.250%, 01/11/2020	196,071
	Onsite US Finco LLC
993,505	5.500%, 07/30/2021	968,668
	Ortho-Clinical Diagnostics, Inc.
247,500	4.750%, 06/30/2021	243,103
	OSG Bulk Ships, Inc.
91,448	5.250%, 08/05/2019	91,734
	PetSmart, Inc.
623,837	4.250%, 03/11/2022	623,369
	Pinnacle Operating Corp.
121,577	4.750%, 11/15/2018	121,881
	Ply Gem Industries, Inc.
50,923	4.000%, 02/01/2021	50,668
	Power Buyer LLC
527,704	4.250%, 05/06/2020	528,364
27,531	4.250%, 05/06/2020	27,566
	Presidio, Inc.
1,244,381	5.250%, 02/02/2022	1,249,048
	Quikrete Holdings, Inc.
568,120	4.000%, 09/28/2020	569,066
	Realogy Corp.
1,298,489	3.750%, 03/05/2020	1,297,275
	Reddy Ice Corp.
105,713	6.752%, 05/01/2019	94,349
	Renaissance Learning, Inc.
281,932	4.500%, 04/09/2021	278,879
	Rise Ltd.
458,582	4.750%, 01/31/2021	463,168
	Royal Holdings, Inc.
163,000	1.000%, 05/18/2022(f)	163,339
	SBA Senior Finance II LLC
202,950	3.250%, 03/24/2021	201,301
	Sedgwick, Inc.
457,781	3.750%, 03/01/2021	451,894
	ServiceMaster Co.
907,271	4.250%, 07/01/2021	908,691
	Signode Industrial Group US, Inc.
387,197	3.750%, 05/01/2021	383,325
	Southcross Energy Partners L.P.
174,121	5.250%, 08/04/2021	173,141

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	SRAM, LLC
$251,616	4.027%, 04/10/2020	$250,044
	SS&C Technologies, Inc.
665,839	1.000%, 06/23/2022(f)	667,091
149,997	1.000%, 06/23/2022(f)	150,279
	Staples, Inc.
116,104	1.000%, 04/07/2021(f)	116,074
	Sterigenics-Nordion Holdings LLC
235,000	4.250%, 05/15/2022	235,000
	Talbots, Inc. (The)
308,383	5.500%, 03/19/2020	302,216
	Time, Inc.
301,950	4.250%, 04/26/2021	302,327
	Transdigm, Inc.
536,103	3.500%, 05/14/2022	529,847
692,051	3.750%, 02/28/2020	687,843
511,942	3.750%, 06/04/2021	508,773
	TWCC Holding Corp.
1,525,000	7.000%, 06/26/2020	1,427,148
	Valeant Pharmaceuticals International, Inc.
797,766	4.000%, 04/01/2022	797,722
	Vertafore, Inc.
577,316	4.250%, 10/03/2019	577,893
	Virgin Media Investment Holdings Ltd.
228,929	3.500%, 06/30/2023	227,022
	Visteon Corp.
342,310	3.500%, 04/09/2021	342,139
	WESCO Distribution, Inc.
12,482	3.750%, 12/12/2019	12,498
	Western Refining, Inc.
477,664	4.250%, 11/12/2020	477,067
	Zayo Group LLC
504,693	3.750%, 05/06/2021	501,256

TOTAL BANK LOANS (Cost $37,076,370)		36,729,322

CONVERTIBLE BONDS: 1.7%

Basic Materials: 0.1%
	Primero Mining Corp.
1,299,000	6.500%, 03/31/2016	1,297,782

Communications: 0.1%
	Ciena Corp.
230,000	3.750%, 10/15/2018(c)	314,237
	MercadoLibre, Inc.
280,000	2.250%, 07/01/2019(c)	355,600
	Palo Alto Networks, Inc.
550,000	0.010%, 07/01/2019(c)(g)	898,219

		1,568,056

Consumer, Cyclical: 0.1%
	Jarden Corp.
520,000	1.125%, 03/15/2034	608,075
	Lennar Corp.
160,000	3.250%, 11/15/2021(c)	349,700

		957,775

Principal Amount^		Value
Consumer, Non-cyclical: 0.4%
	BioMarin Pharmaceutical, Inc.
$57,000	0.750%, 10/15/2018	$88,136
414,000	1.500%, 10/15/2020	661,365
	Emergent Biosolutions, Inc.
265,000	2.875%, 01/15/2021	328,931
	Gilead Sciences, Inc.
145,000	Series D 1.625%, 05/01/2016	747,929
	Mylan, Inc.
580,000	3.750%, 09/15/2015	2,950,388

		4,776,749

Energy: 0.6%
	Chesapeake Energy Corp.
223,000	2.500%, 05/15/2037	212,408
	SunEdison, Inc.
665,000	2.375%, 04/15/2022(c)	887,359
1,558,000	2.625%, 06/01/2023(c)	1,585,265
1,753,000	3.375%, 06/01/2025(c)	1,819,833
	Whiting Petroleum Corp.
3,295,000	1.250%, 04/01/2020(c)	3,616,263

		8,121,128

Financial: 0.0%
	Redwood Trust, Inc.
95,000	4.625%, 04/15/2018	91,556
	Walter Investment Management Corp.
70,000	4.500%, 11/01/2019	57,663

		149,219

Industrial: 0.1%
	Aecon Group, Inc.
835,000 (CAD)	6.250%, 10/31/2015	680,611

Technology: 0.3%
	Brocade Communications Systems, Inc.
400,000	1.375%, 01/01/2020(c)	417,000
	Novellus Systems, Inc.
135,000	2.625%, 05/15/2041	321,722
469,000	1.500%, 11/01/2035	486,880
	Rovi Corp.
2,865,000	0.500%, 03/01/2020(c)	2,632,219

		3,857,821

TOTAL CONVERTIBLE BONDS (Cost $18,804,475)		21,409,141

CORPORATE BONDS: 13.6%

Basic Materials: 0.1%
	Albemarle Corp.
457,000	4.150%, 12/01/2024	456,405
	ArcelorMittal
695,000	7.750%, 10/15/2039	695,000
	Hercules, Inc.
180,000	6.500%, 06/30/2029	164,700

		1,316,105

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Communications: 1.3%
	AT&T, Inc.
$1,072,000	2.400%, 08/15/2016	$1,087,044
	CCO Holdings LLC / CCO Holdings Capital Corp.
435,000	5.125%, 05/01/2023(c)	424,125
	Clear Channel Worldwide Holdings, Inc.
1,465,000	Series B 7.625%, 03/15/2020	1,532,756
	CommScope Technologies Finance LLC
300,000	6.000%, 06/15/2025(c)	299,625
	DISH DBS Corp.
1,240,000	5.875%, 07/15/2022	1,218,300
3,485,000	5.875%, 11/15/2024	3,356,491
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	506,381
	Level 3 Financing, Inc.
2,695,000	5.125%, 05/01/2023(c)	2,630,994
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/29/2049(c)(h)	554,450
	Oi S.A.
2,765,000 (BRL)	9.750%, 09/15/2016(c)	831,238
570,000	5.750%, 02/10/2022	496,612
	Time Warner Cable, Inc.
780,000	4.500%, 09/15/2042	638,525
	Windstream Services LLC
2,650,000	7.750%, 10/15/2020	2,603,625

		16,180,166

Consumer, Cyclical: 1.4%
	Foot Locker, Inc.
295,000	8.500%, 01/15/2022	322,837
	General Motors Co.
950,000	5.200%, 04/01/2045	944,452
	General Motors Financial Co., Inc.
2,200,000	3.450%, 04/10/2022	2,158,891
	Interval Acquisition Corp.
1,205,000	5.625%, 04/15/2023(c)	1,226,087
	Latam Airlines 2015-1 Pass Through Trust B
5,610,000	4.500%, 11/15/2023(c)	5,638,050
	MGM Resorts International
2,440,000	6.000%, 03/15/2023	2,482,700
	Navistar International Corp.
335,000	8.250%, 11/01/2021	319,925
	Nissan Motor Acceptance Corp.
810,000	0.981%, 09/26/2016(c)(e)	814,120
	Pinnacle Entertainment, Inc.
1,757,000	7.750%, 04/01/2022	1,937,092
	Sears Holdings Corp.
932,000	6.625%, 10/15/2018	894,720
	ZF North America Capital, Inc.
670,000	4.500%, 04/29/2022(c)	658,811
170,000	4.750%, 04/29/2025(c)	165,220

		17,562,905

Principal Amount^		Value
Consumer, Non-cyclical: 1.4%
	AbbVie, Inc.
$2,870,000	3.600%, 05/14/2025	$2,842,528
	BRF S.A.
1,200,000 (BRL)	7.750%, 05/22/2018(c)	324,100
	Cosan Luxembourg S.A.
300,000 (BRL)	9.500%, 03/14/2018(c)	84,642
	HJ Heinz Co.
1,623,000	4.875%, 02/15/2025(c)	1,771,099
	Hologic, Inc.
335,000	5.250%, 07/15/2022(c)	342,956
	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
670,000	7.875%, 10/01/2022(c)	671,675
	ServiceMaster Co. (The)
2,307,000	7.000%, 08/15/2020	2,448,304
	Tenet Healthcare Corp.
670,000	6.750%, 06/15/2023(c)	684,237
	US Foods, Inc.
3,559,000	8.500%, 06/30/2019	3,719,155
	Valeant Pharmaceuticals International, Inc.
550,000	6.375%, 10/15/2020(c)	580,594
1,240,000	5.500%, 03/01/2023(c)	1,255,500
	Verisk Analytics, Inc.
1,185,000	5.500%, 06/15/2045	1,169,677
	VRX Escrow Corp.
1,865,000 (EUR)	4.500%, 05/15/2023(c)	2,017,515

		17,911,982

Diversified: 0.1%
	Alfa SAB de C.V.
400,000	6.875%, 03/25/2044(c)	410,880
	Brixmor Operating Partnership L.P.
1,225,000	3.850%, 02/01/2025	1,179,626

		1,590,506

Energy: 3.2%
	Antero Resources Corp.
535,000	5.125%, 12/01/2022	508,250
	Baytex Energy Corp.
65,000	5.125%, 06/01/2021(c)	61,263
60,000	5.625%, 06/01/2024(c)	55,950
	Bonanza Creek Energy, Inc.
140,000	6.750%, 04/15/2021	133,350
435,000	5.750%, 02/01/2023	392,587
	California Resources Corp.
97,000	5.000%, 01/15/2020	85,845
413,000	5.500%, 09/15/2021	361,458
1,437,000	6.000%, 11/15/2024	1,243,005
	Chesapeake Energy Corp.
25,000	6.625%, 08/15/2020	24,500
50,000	5.375%, 06/15/2021	45,500
1,175,000	4.875%, 04/15/2022	1,025,187
	Concho Resources, Inc.
425,000	5.500%, 10/01/2022	425,000
375,000	5.500%, 04/01/2023	376,875

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Energy (continued)
	Continental Resources, Inc.
$1,550,000	5.000%, 09/15/2022	$1,521,916
120,000	4.500%, 04/15/2023	115,892
430,000	3.800%, 06/01/2024	393,229
	Diamondback Energy, Inc.
1,205,000	7.625%, 10/01/2021	1,295,375
	Eclipse Resources Corp.
1,525,000	8.875%, 07/15/2023(c)	1,478,945
	Energy Transfer Partners L.P.
1,715,000	6.125%, 12/15/2045	1,723,577
	Energy XXI Gulf Coast, Inc.
2,600,000	11.000%, 03/15/2020(c)	2,288,000
	Exterran Holdings, Inc.
137,000	7.250%, 12/01/2018	142,138
	Halcon Resources Corp.
115,000	8.625%, 02/01/2020(c)	113,994
2,345,000	9.750%, 07/15/2020	1,588,737
	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
1,860,000	4.875%, 12/01/2024	1,827,450
	Matador Resources Co.
190,000	6.875%, 04/15/2023(c)	194,987
	McDermott International, Inc.
5,500,000	8.000%, 05/01/2021(c)	4,977,500
	MEG Energy Corp.
235,000	6.500%, 03/15/2021(c)	227,362
325,000	6.375%, 01/30/2023(c)	302,250
615,000	7.000%, 03/31/2024(c)	592,706
	Oasis Petroleum, Inc.
75,000	7.250%, 02/01/2019	77,250
460,000	6.875%, 03/15/2022	469,200
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(c)(i)	3,983
600,000	8.375%, 04/01/2022(c)(i)	3,061
	Pacific Rubiales Energy Corp.
440,000	5.375%, 01/26/2019(c)	362,560
1,135,000	5.125%, 03/28/2023(c)	817,200
2,030,000	5.625%, 01/19/2025(c)	1,476,825
	Petrobras Global Finance B.V.
2,240,000	5.625%, 05/20/2043	1,742,496
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021(c)	269,627
	Regency Energy Partners L.P. / Regency Energy Finance Corp.
1,135,000	5.750%, 09/01/2020	1,240,476
	Rice Energy, Inc.
510,000	6.250%, 05/01/2022	508,725
	Rosetta Resources, Inc.
560,000	5.625%, 05/01/2021	597,800
635,000	5.875%, 06/01/2022	681,037
50,000	5.875%, 06/01/2024	54,125
	Sabine Pass Liquefaction LLC
1,860,000	5.625%, 03/01/2025(c)	1,848,375
	SM Energy Co.
65,000	6.500%, 11/15/2021	68,088
195,000	6.500%, 01/01/2023	200,850
185,000	5.000%, 01/15/2024	176,213

Principal Amount^		Value
Energy (continued)
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
$195,000	6.375%, 08/01/2022	$203,775
120,000	5.250%, 05/01/2023	119,400
30,000	4.250%, 11/15/2023	27,900
	TerraForm Power Operating LLC
385,000	5.875%, 02/01/2023(c)	392,700
	Ultra Petroleum Corp.
145,000	5.750%, 12/15/2018(c)	139,925
430,000	6.125%, 10/01/2024(c)	379,475
	Western Refining Logistics L.P. / WNRL Finance Corp.
480,000	7.500%, 02/15/2023(c)	496,800
	Whiting Petroleum Corp.
1,160,000	6.500%, 10/01/2018	1,180,300
215,000	5.000%, 03/15/2019	211,775
1,025,000	5.750%, 03/15/2021	1,013,725
	Williams Partners L.P.
1,280,000	4.000%, 09/15/2025	1,201,437

		39,487,931

Financial: 3.5%
	365 Bond
92,753	7.500%, 10/17/2017(b)	92,753
	450 Hayes
179,000	9.000%, 12/20/2015(b)	179,000
	801 S. Broadway
905,143	9.000%, 08/18/2016(b)	905,143
	Air Lease Corp.
450,000	3.750%, 02/01/2022	450,380
1,490,000	4.250%, 09/15/2024	1,482,550
	Aircastle Ltd.
90,000	5.500%, 02/15/2022	92,082
	Ally Financial, Inc.
154,000	8.000%, 03/15/2020	181,720
1,900,000	4.125%, 03/30/2020	1,901,178
	Ambac Assurance Corp.
442,413	5.100%, 06/07/2020(c)	475,041
	Assicurazioni Gene Residential Accredit Loans, Inc. SpA
2,400,000 (EUR)	7.750%, 12/12/2042(e)(j)	3,205,670
	Bank of America Corp.
1,220,000	4.200%, 08/26/2024	1,219,353
1,165,000	3.950%, 04/21/2025	1,124,365
	Causeway Square
588,000	9.000%, 09/18/2015(b)	588,000
	CNO Financial Group, Inc.
975,000	5.250%, 05/30/2025	993,233
	College Terrace
420,434	9.500%, 06/30/2016(b)	420,434
	Corp. Financiera de Desarrollo S.A.
260,000	3.250%, 07/15/2019(c)	262,184
545,000	5.250%, 07/15/2029(c)(j)	550,450
	Echo Brickell
163,036	10.000%, 10/17/2017(b)	163,036
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(c)	2,546,951

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Financial (continued)
	Genworth Holdings, Inc.
$95,000	4.800%, 02/15/2024	$83,125
	Healthcare Realty Trust, Inc.
475,000	3.875%, 05/01/2025	459,072
	Host Hotels & Resorts L.P.
245,000	5.250%, 03/15/2022	266,478
	Intesa Sanpaolo SpA
2,190,000	5.017%, 06/26/2024(c)	2,131,470
	iStar Financial, Inc.
1,540,000	4.000%, 11/01/2017	1,518,825
	JPMorgan Chase & Co.
1,140,000 (NZD)	4.250%, 11/02/2018	780,177
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
2,075,000	5.875%, 08/01/2021(c)	2,025,719
	LBG Capital No.1 Plc
3,675,000	8.000%, 06/15/2020(c)(h)(j)	4,217,062
	Morgan Stanley
1,275,000	4.350%, 09/08/2026	1,252,081
	Old Republic International Corp.
1,910,000	4.875%, 10/01/2024	1,983,294
	Pacific City Retail
87,000	1.000%, 08/07/2017(b)	87,000
	Quicken Loans, Inc.
1,000,000	5.750%, 05/01/2025(c)	960,000
	Rialto Holdings LLC / Rialto Corp.
1,409,000	7.000%, 12/01/2018(c)	1,472,405
	Royal Bank of Scotland Group Plc
1,910,000	6.125%, 12/15/2022	2,059,742
	SLS Hotel
200,843	9.500%, 11/20/2017(b)	200,843
	Societe Generale S.A.
2,530,000	7.875%, 12/18/2023(h)(j)	2,548,975
2,600,000	7.875%, 12/18/2023(c)(h)(j)	2,619,500
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	297,404
	Walter Investment Management Corp.
1,250,000	7.875%, 12/15/2021	1,164,063

		42,960,758

Industrial: 1.2%
	Atrium Windows & Doors, Inc.
635,000	7.750%, 05/01/2019(c)	517,525
	Cemex SAB de C.V.
2,300,000	6.125%, 05/05/2025(c)	2,275,160
	Flextronics International Ltd.
490,000	4.750%, 06/15/2025(c)	487,403
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	172,050
287,000	5.000%, 03/01/2021	248,255
	Keysight Technologies, Inc.
1,910,000	4.550%, 10/30/2024(c)	1,846,970
	KLX, Inc.
410,000	5.875%, 12/01/2022(c)	416,105
	LSB Industries, Inc.
2,519,000	7.750%, 08/01/2019	2,682,735

Principal Amount^		Value
Industrial (continued)
	Manitowoc Co., Inc. (The)
$1,831,000	5.875%, 10/15/2022	$1,982,057
	Meccanica Holdings USA, Inc.
901,000	6.250%, 01/15/2040(c)	871,717
	NCI Building Systems, Inc.
335,000	8.250%, 01/15/2023(c)	358,450
	Odebrecht Finance Ltd.
300,000 (BRL)	8.250%, 04/25/2018(c)	70,415
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(c)(i)	717,755
	Overseas Shipholding Group, Inc.
1,096,000	8.125%, 03/30/2018	1,137,100
	Owens Corning
315,000	4.200%, 12/01/2024	309,788
	Textron Financial Corp.
725,000	6.000%, 02/15/2067(c)(j)	603,563

		14,697,048

Technology: 0.7%
	Freescale Semiconductor, Inc.
2,124,000	10.750%, 08/01/2020	2,251,440
	IHS, Inc.
415,000	5.000%, 11/01/2022(c)	413,963
	KLA-Tencor Corp.
1,347,000	4.650%, 11/01/2024	1,348,790
	Micron Technology, Inc.
1,355,000	5.250%, 01/15/2024(c)	1,283,016
1,355,000	5.625%, 01/15/2026(c)	1,255,069
	Open Text Corp.
1,463,000	5.625%, 01/15/2023(c)	1,452,027
	Rolta Americas LLC
335,000	8.875%, 07/24/2019(c)	281,400

		8,285,705

Utilities: 0.7%
	Cia de Eletricidade do Estado da Bahia
500,000 (BRL)	11.750%, 04/27/2016(c)	159,799
	EDP Finance B.V.
2,000,000	4.125%, 01/15/2020(c)	2,023,458
	Enel SpA
2,400,000	8.750%, 09/24/2073(c)(j)	2,763,000
	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
2,456,000	11.750%, 03/01/2022(c)(i)	2,802,910
	Midwest Generation LLC
236,951	Series B 8.560%, 01/02/2016	236,951
	Talen Energy Supply LLC
245,000	6.500%, 06/01/2025(c)	245,306

		8,231,424

TOTAL CORPORATE BONDS (Cost $170,729,343)		168,224,530

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
GOVERNMENT SECURITIES & AGENCY ISSUE: 0.8%
	Hellenic Republic Government Bond
$75,000 (EUR)	3.000%, 02/24/2035(d)	$31,774
75,000 (EUR)	3.000%, 02/24/2036(d)	32,001
165,000 (EUR)	3.000%, 02/24/2038(d)	70,593
540,000 (EUR)	3.000%, 02/24/2039(d)	229,074
380,000 (EUR)	3.000%, 02/24/2041(d)	162,533
	Mexican Bonos
58,000,000 (MXN)	Series M 4.750%, 06/14/2018	3,715,003
	United States Treasury Note
6,000,000	1.625%, 11/15/2022	5,800,314

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $10,369,305)		10,041,292

LIMITED PARTNERSHIPS: 0.1%
1,209,786	U.S. Farming Realty Trust II, L.P.(b)	1,265,830

TOTAL LIMITED PARTNERSHIPS (Cost $1,192,041)		1,265,830

MORTGAGE-BACKED SECURITIES: 24.0%
	Adjustable Rate Mortgage Trust
125,061	Series 2004-4-3A1 2.687%, 03/25/2035(e)	122,558
161,863	Series 2004-5-5A1 4.150%, 04/25/2035(e)	158,132
269,784	Series 2004-5-6A1 2.533%, 04/25/2035(e)	267,750
3,000,000	Series 2005-2-6M2 1.167%, 06/25/2035(e)	2,755,890
713,799	Series 2006-1-2A1 3.041%, 03/25/2036(e)	552,304
	Ajax Mortgage Loan Trust
6,000,000	Series 2015-B-A 3.875%, 07/25/2060(c)(d)	5,987,400
	Alternative Loan Trust
133,818	Series 2003-20CB-2A1 5.750%, 10/25/2033	139,434
109,511	Series 2003-9T1-A7 5.500%, 07/25/2033	110,476
1,382,333	Series 2004-13CB-A4 0.010%, 07/25/2034(g)(k)	1,131,104
119,674	Series 2004-14T2-A11 5.500%, 08/25/2034	127,420
457,630	Series 2004-27CB-A1 6.000%, 12/25/2034	469,284
109,056	Series 2004-28CB-5A1 5.750%, 01/25/2035	111,055

Principal Amount^		Value
	Alternative Loan Trust (continued)
$118,953	Series 2004-J3-1A1 5.500%, 04/25/2034	$123,314
92,302	Series 2005-14-2A1 0.397%, 05/25/2035(e)	76,697
258,068	Series 2005-J1-2A1 5.500%, 02/25/2025	265,431
4,609,551	Series 2006-13T1-A13 6.000%, 05/25/2036	3,971,759
814,194	Series 2006-31CB-A7 6.000%, 11/25/2036	740,954
7,315,604	Series 2006-36T2-2A1 6.250%, 12/25/2036	5,872,440
108,200	Series 2006-4CB-2A2 5.500%, 04/25/2036	105,687
531,763	Series 2006-J1-2A1 7.000%, 02/25/2036	275,979
106,094	Series 2006-J4-1A3 6.250%, 07/25/2036	72,086
395,819	Series 2007-16CB-2A1 0.637%, 08/25/2037(e)	250,112
114,619	Series 2007-16CB-2A2 53.025%, 08/25/2037(e)	280,665
769,224	Series 2007-19-1A34 6.000%, 08/25/2037	647,879
2,209,575	Series 2007-20-A12 6.250%, 08/25/2047	2,037,067
643,892	Series 2007-22-2A16 6.500%, 09/25/2037	515,803
110,841	Series 2007-4CB-1A7 5.750%, 04/25/2037	100,883
4,922,850	Series 2007-HY7C-A4 0.417%, 08/25/2037(e)	4,228,364
1,164,662	Series 2008-2R-2A1 6.000%, 08/25/2037	952,212
	American Homes 4 Rent
100,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	108,185
	Banc of America Alternative Loan Trust
167,348	Series 2003-10-1A1 5.500%, 12/25/2033	172,876
224,937	Series 2003-10-3A1 5.500%, 12/25/2033	231,055
167,851	Series 2003-8-1CB1 5.500%, 10/25/2033	178,984
275,429	Series 2005-6-CB7 5.250%, 07/25/2035	249,250
1,082,337	Series 2006-7-A4 5.998%, 10/25/2036(d)	713,463
	Banc of America Funding Corp.
238,132	Series 2004-B-4A2 2.478%, 11/20/2034(e)	230,771
99,523	Series 2005-5-1A1 5.500%, 09/25/2035	104,478

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Banc of America Funding Corp. (continued)
$178,178	Series 2005-7-3A1 5.750%, 11/25/2035	$183,393
421,205	Series 2006-6-1A2 6.250%, 08/25/2036	416,285
1,986,080	Series 2006-7-T2A3 5.695%, 10/25/2036(j)	1,698,396
961,214	Series 2006-A-4A1 2.729%, 02/20/2036(e)	812,041
1,110,251	Series 2006-B-7A1 5.737%, 03/20/2036(e)	1,012,577
107,605	Series 2008-R4-1A4 0.635%, 07/25/2037(c)(e)	75,110
1,673,118	Series 2010-R9-3A3 5.500%, 12/26/2035(c)	1,354,971
	Banc of America Funding Trust
206,759	Series 2007-4-5A1 5.500%, 11/25/2034	210,821
	Banc of America Mortgage Trust
66,392	Series 2005-A-2A1 2.673%, 02/25/2035(e)	65,028
	BCAP LLC Trust
2,454,849	Series 2010-RR12-1A7 2.082%, 06/26/2037(c)(e)	2,431,756
540,215	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(j)	494,104
3,961,133	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	2,898,573
	Bear Stearns Adjustable Rate Mortgage Trust
6,356	Series 2004-10-11A1 2.640%, 01/25/2035(e)	6,270
628,830	Series 2004-6-2A1 2.740%, 09/25/2034(e)	607,674
158,654	Series 2004-9-12A3 2.781%, 11/25/2034(e)	156,792
427,228	Series 2005-12-11A1 2.639%, 02/25/2036(e)	340,049
	Bear Stearns Asset-Backed Securities I Trust
878,225	Series 2006-AC1-1A1 5.750%, 02/25/2036(d)	688,933
	Bear Stearns Commercial Mortgage Securities Trust
96,692	Series 2003-PWR2-E 6.922%, 05/11/2039(c)(j)	99,647
	BLCP Hotel Trust
300,000	Series 2014-CLRN-D 2.686%, 08/15/2029(c)(e)	299,376
300,000	Series 2014-CLRN-E 3.856%, 08/15/2029(c)(e)	301,071
	BXHTL Mortgage Trust
1,338,574	1.000%, 05/15/2018	1,338,574
	CAM Mortgage Trust
179,228	Series 2014-2-M 4.450%, 05/15/2048(c)(j)	179,929

Principal Amount^		Value
	Chase Mortgage Finance Trust
$676,562	Series 2007-A1-11M1 2.471%, 03/25/2037(e)	$632,728
6,184,500	Series 2007-S2-1A9 6.000%, 03/25/2037	5,729,457
2,962,739	Series 2007-S3-1A15 6.000%, 05/25/2037	2,595,555
	ChaseFlex Trust
2,363,189	Series 2007-3-2A1 0.487%, 07/25/2037(e)	2,042,258
	Citicorp Mortgage Securities Trust
80,346	Series 2006-4-1A2 6.000%, 08/25/2036	81,347
	Citigroup Mortgage Loan Trust
6,063,055	Series 2011-12-1A2 4.732%, 04/25/2036(c)(j)	4,490,438
653,467	Series 2014-11-2A1 0.321%, 08/25/2036(c)(e)	609,324
	Citigroup Mortgage Loan Trust, Inc.
310,602	Series 2005-11-A2A 2.510%, 10/25/2035(e)	308,052
192,048	Series 2005-2-1A4 2.614%, 05/25/2035(e)	187,517
509,410	Series 2005-5-2A2 5.750%, 08/25/2035	445,718
7,411,790	Series 2005-5-3A2A 2.524%, 10/25/2035(e)	6,019,737
1,600,000	Series 2009-6-8A2 6.000%, 08/25/2022(c)(j)	1,597,366
	Citimortgage Alternative Loan Trust
63,773	Series 2006-A3-1A7 6.000%, 07/25/2036	60,557
331,247	Series 2006-A4-1A1 6.000%, 09/25/2036	299,874
639,421	Series 2006-A5-1A13 0.637%, 10/25/2036(e)	448,075
629,251	Series 2006-A5-1A2 6.363%, 10/25/2036(e)(l)	126,271
1,097,799	Series 2007-A4-1A13 5.750%, 04/25/2037	948,434
562,108	Series 2007-A4-1A6 5.750%, 04/25/2037	485,633
258,175	Series 2007-A6-1A11 6.000%, 06/25/2037	227,958
	CitiMortgage Alternative Loan Trust
5,181,790	Series 2007-A6-1A5 6.000%, 06/25/2037	4,575,308
	COMM Mortgage Trust
150,000	Series 2014-SAVA-A 1.336%, 06/15/2034(c)(e)	149,656
150,000	Series 2014-SAVA-B 1.936%, 06/15/2034(c)(e)	149,867
300,000	Series 2014-SAVA-C 2.586%, 06/15/2034(c)(e)	300,301
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(c)	1,182,470
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	1,083,460
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(b)(c)	1,120,834
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(b)(c)(j)	0

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Countrywide Home Loan Mortgage Pass-Through Trust
$208,860	Series 2004-12-8A1 2.688%, 08/25/2034(e)	$197,404
28,753	Series 2004-HYB4-2A1 2.491%, 09/20/2034(e)	27,625
123,610	Series 2004-HYB8-4A1 3.263%, 01/20/2035(e)	120,971
154,686	Series 2005-11-4A1 0.457%, 04/25/2035(e)	135,076
217,772	Series 2005-21-A17 5.500%, 10/25/2035	205,423
1,612,655	Series 2005-23-A1 5.500%, 11/25/2035	1,493,823
966,318	Series 2005-HYB8-4A1 4.264%, 12/20/2035(e)	866,005
382,519	Series 2007-10-A5 6.000%, 07/25/2037	360,604
1,945,483	Series 2007-13-A5 6.000%, 08/25/2037	1,865,282
	Credit Suisse First Boston Mortgage Securities Corp.
111,538	Series 2003-AR26-7A1 2.517%, 11/25/2033(e)	107,752
71,599	Series 2003-AR28-4A1 2.598%, 12/25/2033(e)	71,254
301,106	Series 2004-AR4-3A1 2.620%, 05/25/2034(e)	299,097
19,633	Series 2005-1-3A4 5.250%, 05/25/2028	19,651
3,590,597	Series 2005-10-10A3 6.000%, 11/25/2035	2,505,838
163,760	Series 2005-10-5A4 5.500%, 11/25/2035	152,319
2,297,125	Series 2005-11-7A1 6.000%, 12/25/2035	1,997,408
	Credit Suisse Mortgage-Backed Trust
1,622,417	Series 2006-6-1A10 6.000%, 07/25/2036	1,367,444
81,485	Series 2006-8-4A1 6.500%, 10/25/2021	70,411
1,319,908	Series 2007-1-4A1 6.500%, 02/25/2022	949,222
233,230	Series 2007-2-2A5 5.000%, 03/25/2037	228,987
1,286,322	Series 2010-7R-4A17 6.126%, 04/26/2037(c)(j)	1,193,745
3,353,390	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	2,992,501
	Del Coronado Trust
200,000	Series 2013-HDMZ-M 5.186%, 03/15/2018(c)(e)	200,060

Principal Amount^		Value
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
$102,994	Series 2005-3-4A4 5.250%, 06/25/2035	$104,107
142,844	Series 2005-5-1A4 5.500%, 11/25/2035(j)	136,551
	Deutsche Mortgage and Asset Receiving Corp.
4,493,022	Series 2014-RS1-1A2 8.550%, 07/27/2037(c)(j)	3,567,835
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
392,432	Series 2006-PR1-3A1 11.864%, 04/15/2036(c)(e)	455,537
	Extended Stay America Trust
721,000	Series 2013-ESH7-D7 5.521%, 12/05/2031(c)(j)	738,017
	FDIC Trust
88,949	Series 2013-N1-A 4.500%, 10/25/2018(c)	89,481
	Federal Home Loan Mortgage Corp.
10,100,508	5.915%, 07/15/2043(e)(l)	1,920,824
250,000	Series 2014-DN2-M2 1.837%, 04/25/2024(e)	244,356
1,591,658	Series 3118-SD 6.515%, 02/15/2036(e)(l)	318,019
654,941	Series 3301-MS 5.915%, 04/15/2037(e)(l)	84,381
918,747	Series 3303-SE 5.895%, 04/15/2037(e)(l)	144,036
597,185	Series 3303-SG 5.915%, 04/15/2037(e)(l)	94,009
458,617	Series 3382-SB 5.815%, 11/15/2037(e)(l)	54,461
885,655	Series 3382-SW 6.115%, 11/15/2037(e)(l)	131,406
475,973	Series 3384-S 6.205%, 11/15/2037(e)(l)	55,840
591,588	Series 3384-SG 6.125%, 08/15/2036(e)(l)	76,202
4,882,262	Series 3404-SA 5.815%, 01/15/2038(e)(l)	854,684
556,692	Series 3417-SX 5.995%, 02/15/2038(e)(l)	77,330
378,289	Series 3423-GS 5.465%, 03/15/2038(e)(l)	39,396
3,772,579	Series 3423-TG 0.350%, 03/15/2038(e)(l)	32,195
7,532,058	Series 3435-S 5.795%, 04/15/2038(e)(l)	1,250,875
325,543	Series 3445-ES 5.815%, 05/15/2038(e)(l)	44,948
1,006,295	Series 3523-SM 5.815%, 04/15/2039(e)(l)	133,948
589,947	Series 3560-KS 6.215%, 11/15/2036(e)(l)	103,080
736,797	Series 3598-SA 6.165%, 11/15/2039(e)(l)	119,433
2,217,702	Series 3630-AI 1.931%, 03/15/2017(j)(l)	57,152

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. (continued)
$436,854	Series 3641-TB 4.500%, 03/15/2040	$478,898
431,186	Series 3646-AI 4.500%, 06/15/2024(l)	11,929
2,216,555	Series 3728-SV 4.265%, 09/15/2040(e)(l)	237,875
691,228	Series 3758-S 5.845%, 11/15/2040(e)(l)	122,957
4,789,974	Series 3770-SP 6.315%, 11/15/2040(e)(l)	585,452
833,800	Series 3815-ST 5.665%, 02/15/2041(e)(l)	123,782
1,460,549	Series 3859-SI 6.415%, 05/15/2041(e)(l)	288,294
654,953	Series 3872-SL 5.765%, 06/15/2041(e)(l)	93,571
494,022	Series 3900-SB 5.785%, 07/15/2041(e)(l)	71,767
121,037	Series 3946-SM 14.144%, 10/15/2041(e)	133,840
1,700,121	Series 3957-DZ 3.500%, 11/15/2041	1,664,058
1,695,176	Series 3972-AZ 3.500%, 12/15/2041	1,640,586
9,306,702	Series 3984-DS 5.765%, 01/15/2042(e)(l)	1,688,853
5,629,549	Series 4223-AT 3.000%, 07/15/2043(e)	4,848,218
4,651,746	Series 4229-MS 7.375%, 07/15/2043(e)	4,661,954
6,042,031	Series 4239-OU 0.010%, 07/15/2043(g)(k)	3,880,327
8,297,336	Series 4291-MS 5.715%, 01/15/2054(e)(l)	1,394,828
7,807,700	Series 4302-GS 5.965%, 02/15/2044(e)(l)	1,534,353
10,184,978	Series 4407-PS 5.415%, 06/15/2044(e)(l)	1,809,956
	Federal National Mortgage Association
759,299	Series 2003-84-PZ 5.000%, 09/25/2033	839,958
283,418	Series 2005-104-SI 6.513%, 12/25/2033(e)(l)	16,556
3,553,331	Series 2005-42-SA 6.613%, 05/25/2035(e)(l)	549,940
5,407,226	Series 2006-92-LI 6.393%, 10/25/2036(e)(l)	1,147,154
1,380,146	Series 2007-39-AI 5.933%, 05/25/2037(e)(l)	241,864
474,307	Series 2007-57-SX 6.433%, 10/25/2036(e)(l)	76,311
379,558	Series 2007-68-SA 6.463%, 07/25/2037(e)(l)	51,166
234,332	Series 2008-1-CI 6.113%, 02/25/2038(e)(l)	30,702
4,783,655	Series 2008-33-SA 5.813%, 04/25/2038(e)(l)	746,607

Principal Amount^		Value
	Federal National Mortgage Association (continued)
$324,791	Series 2008-56-SB 5.873%, 07/25/2038(e)(l)	$39,490
9,626,635	Series 2009-110-SD 6.063%, 01/25/2040(e)(l)	1,679,932
331,321	Series 2009-111-SE 6.063%, 01/25/2040(e)(l)	41,291
1,077,710	Series 2009-86-CI 5.613%, 09/25/2036(e)(l)	126,737
495,583	Series 2009-87-SA 5.813%, 11/25/2049(e)(l)	68,986
446,325	Series 2009-90-IB 5.533%, 04/25/2037(e)(l)	45,247
582,623	Series 2010-11-SC 4.613%, 02/25/2040(e)(l)	55,700
268,691	Series 2010-115-SD 6.413%, 11/25/2039(e)(l)	37,897
8,708,156	Series 2010-123-SK 5.863%, 11/25/2040(e)(l)	1,722,730
3,469,455	Series 2010-134-SE 6.463%, 12/25/2025(e)(l)	551,701
645,481	Series 2010-15-SL 4.763%, 03/25/2040(e)(l)	76,380
667,128	Series 2010-9-GS 4.563%, 02/25/2040(e)(l)	55,914
6,420	Series 2011-110-LS 9.732%, 11/25/2041(e)	8,084
1,157,686	Series 2011-111-VZ 4.000%, 11/25/2041	1,243,300
1,725,009	Series 2011-141-PZ 4.000%, 01/25/2042	1,761,977
581,782	Series 2011-5-PS 6.213%, 11/25/2040(e)(l)	69,095
1,742,161	Series 2011-63-AS 5.733%, 07/25/2041(e)(l)	292,585
941,722	Series 2011-63-ZE 4.000%, 08/25/2038	972,214
5,101,487	Series 2011-93-ES 6.313%, 09/25/2041(e)(l)	1,021,101
3,906,918	Series 2012-106-SA 5.973%, 10/25/2042(e)(l)	679,321
701,536	Series 2013-115-NS 11.501%, 11/25/2043(e)	746,674
2,793,162	Series 2013-15-SC 5.239%, 03/25/2033(e)	2,698,161
5,787,725	Series 2013-51-HS 5.176%, 04/25/2043(e)	5,127,044
7,450,880	Series 2013-53-ZC 3.000%, 06/25/2043	6,669,972
3,711,610	Series 2013-67-NS 5.720%, 07/25/2043(e)	3,338,428
5,308,785	Series 2013-74-HZ 3.000%, 07/25/2043	4,818,453
9,860,942	Series 2014-50-WS 6.013%, 08/25/2044(e)(l)	1,831,593
	First Horizon Alternative Mortgage Securities Trust
1,652,444	Series 2006-FA6-1A4 6.250%, 11/25/2036	1,332,967
621,760	Series 2007-FA4-1A7 6.000%, 08/25/2037	489,009

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	First Horizon Mortgage Pass-Through Trust
$564,666	Series 2006-1-1A10 6.000%, 05/25/2036	$541,625
	GMAC Mortgage Loan Trust
23,022	Series 2003-J7-A7 5.000%, 11/25/2033	23,188
117,521	Series 2005-AR4-3A1 3.080%, 07/19/2035(e)	112,523
	Government National Mortgage Association
1,485,666	Series 2007-21-S 6.015%, 04/16/2037(e)(l)	261,861
606,694	Series 2008-69-SB 7.443%, 08/20/2038(e)(l)	126,764
724,304	Series 2009-104-SD 6.165%, 11/16/2039(e)(l)	117,132
290,888	Series 2010-98-IA 5.882%, 03/20/2039(j)(l)	33,997
1,210,329	Series 2011-45-GZ 4.500%, 03/20/2041	1,295,433
592,514	Series 2011-69-OC 0.010%, 05/20/2041(g)(k)	523,699
12,025,944	Series 2011-69-SC 5.193%, 05/20/2041(e)(l)	1,599,121
1,647,933	Series 2011-89-SA 5.263%, 06/20/2041(e)(l)	246,899
8,357,351	Series 2012-135-IO 0.895%, 01/16/2053(j)(l)	542,308
8,579,997	Series 2013-102-BS 5.963%, 03/20/2043(e)(l)	1,407,272
10,437,946	Series 2014-145-CS 5.415%, 05/16/2044(e)(l)	1,609,871
9,203,077	Series 2014-156-PS 6.063%, 10/20/2044(e)(l)	1,630,303
14,197,159	Series 2014-5-SA 5.363%, 01/20/2044(e)(l)	2,214,799
11,538,777	Series 2014-58-SG 5.415%, 04/16/2044(e)(l)	1,687,566
13,765,312	Series 2014-76-SA 5.413%, 01/20/2040(e)(l)	1,961,140
11,787,778	Series 2014-95-CS 6.065%, 06/16/2044(e)(l)	2,140,136
	GP Portfolio Trust
444,947	Series 2014-GPP-A 1.136%, 02/15/2027(c)(e)	444,411
	GS Mortgage Securities Trust
1,095,000	Series 2007-GG10-AM 5.795%, 08/10/2045(j)	1,117,468
	GSR Mortgage Loan Trust
189,570	Series 2004-14-5A1 2.741%, 12/25/2034(e)	188,523
238,528	Series 2005-4F-6A1 6.500%, 02/25/2035	241,971
1,832,062	Series 2005-9F-2A1 6.000%, 01/25/2036	1,678,000
482,314	Series 2005-AR4-6A1 2.937%, 07/25/2035(e)	477,031
459,526	Series 2005-AR6-4A5 2.716%, 09/25/2035(e)	464,053

Principal Amount^		Value
	GSR Mortgage Loan Trust (continued)
$612,804	Series 2006-7F-3A4 6.250%, 08/25/2036	$464,769
2,832,085	Series 2006-8F-2A1 6.000%, 09/25/2036	2,640,639
214,672	Series 2006-8F-4A17 6.000%, 09/25/2036	181,330
	Harborview Mortgage Loan Trust
418,940	Series 2003-2-1A 0.558%, 10/19/2033(e)	404,794
	Hilton USA Trust
265,000	Series 2013-HLT-CFX 3.714%, 11/05/2030(c)	267,386
180,000	Series 2013-HLT-DFX 4.407%, 11/05/2030(c)	182,054
200,000	Series 2013-HLT-EFX 5.609%, 11/05/2030(c)(j)	203,329
	Impac Secured Assets Trust
2,906,516	Series 2007-3-A1A 0.297%, 09/25/2037(e)	2,056,886
	IndyMac INDX Mortgage Loan Trust
679,528	Series 2005-AR11-A3 4.079%, 08/25/2035(e)	582,305
	IndyMac Mortgage Loan Trust
297,623	Series 2005-16IP-A1 0.827%, 07/25/2045(e)	259,280
767,280	Series 2006-AR3-1A1 2.634%, 12/25/2036(e)	675,702
	JP Morgan Alternative Loan Trust
434,749	Series 2006-A1-3A1 2.457%, 03/25/2036(e)	379,125
29,323	Series 2006-A1-5A1 4.958%, 03/25/2036(e)	23,522
	JP Morgan Chase Commercial Mortgage Securities Trust
210,000	Series 2007-LDPX-AM 5.464%, 01/15/2049(j)	217,390
	JP Morgan Mortgage Trust
197,887	Series 2003-A2-3A1 1.990%, 11/25/2033(e)	195,646
237,487	Series 2005-A1-6T1 2.594%, 02/25/2035(e)	237,303
255,162	Series 2005-A2-3A2 2.389%, 04/25/2035(j)	248,366
147,746	Series 2005-A3-4A1 2.664%, 06/25/2035(e)	149,701
6,407,471	Series 2005-ALT1-3A1 2.407%, 10/25/2035(j)	5,271,337
291,516	Series 2005-S3-1A9 6.000%, 01/25/2036	262,018
252,108	Series 2006-A1-1A2 2.411%, 02/25/2036(e)	224,929
402,857	Series 2006-A7-2A4 2.559%, 01/25/2037(e)	372,568
258,849	Series 2007-A1-4A2 2.595%, 07/25/2035(e)	259,010
359,609	Series 2007-S1-1A2 5.500%, 03/25/2022	359,137
299,307	Series 2007-S1-2A22 5.750%, 03/25/2037	250,497
1,526,890	Series 2007-S3-1A97 6.000%, 08/25/2037	1,380,647

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	JP Morgan Mortgage Trust (continued)
$1,274,246	Series 2008-R2-2A 5.500%, 12/27/2035(c)	$1,176,040
	Lehman Mortgage Trust
42,070	Series 2006-1-3A5 5.500%, 02/25/2036	41,244
3,969,293	Series 2006-2-2A3 5.750%, 04/25/2036	4,000,968
	Lehman XS Trust
189	Series 2006-12N-A2A1 0.337%, 08/25/2046(e)	190
701,783	Series 2006-4N-A2A 0.407%, 04/25/2046(e)	517,256
	Master Adjustable Rate Mortgages Trust
386,110	Series 2004-7-3A1 2.527%, 07/25/2034(e)	386,644
230,011	Series 2006-2-1A1 2.582%, 04/25/2036(e)	222,265
	Master Alternative Loan Trust
97,902	Series 2003-9-4A1 5.250%, 11/25/2033	102,171
28,058	Series 2004-12-6A2 5.250%, 12/25/2034	27,979
100,288	Series 2004-5-1A1 5.500%, 06/25/2034	105,304
122,943	Series 2004-5-2A1 6.000%, 06/25/2034	128,446
254,419	Series 2004-8-2A1 6.000%, 09/25/2034	261,524
	Merrill Lynch Alternative Note Asset Trust
1,788,318	Series 2007-AF1-1AF2 5.750%, 05/25/2037	1,639,199
251,826	Series 2007-F1-2A7 6.000%, 03/25/2037	199,616
165,570	Series 2007-F1-2A8 6.000%, 03/25/2037	131,243
	Merrill Lynch Mortgage Investors Trust
800,905	Series 2006-1-1A 2.477%, 02/25/2036(e)	783,065
51,334	Series 2006-2-2A 2.133%, 05/25/2036(e)	51,007
101,992	Series 2007-1-3A 2.496%, 01/25/2037(e)	99,199
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM 5.861%, 04/12/2049(j)	471,390
285,000	Series 2011-C2-D 5.480%, 06/15/2044(c)(j)	304,828
	Morgan Stanley Mortgage Loan Trust
5,384,683	Series 2006-11-2A2 6.000%, 08/25/2036	4,422,419
148,539	Series 2006-11-3A2 6.000%, 08/25/2036	138,470
790,923	Series 2006-7-3A 5.313%, 06/25/2036(j)	671,034
436,658	Series 2007-13-6A1 6.000%, 10/25/2037	368,616

Principal Amount^		Value
	Morgan Stanley Re- Remic Trust
$1,172,339	Series 2010-R9-3C 6.070%, 11/26/2036(c)(j)	$1,158,204
	Motel 6 Trust
3,605,000	Series 2015-M6MZ-M 8.230%, 02/05/2020(c)	3,607,163
	National City Mortgage Capital Trust
536,328	Series 2008-1-2A1 6.000%, 03/25/2038	565,514
	Prime Mortgage Trust
2,167,436	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	2,124,010
	Residential Accredit Loans, Inc.
163,738	Series 2004-QS2-AI1 5.500%, 02/25/2034	166,600
483,378	Series 2006-QS10-A9 6.500%, 08/25/2036	421,776
1,326,748	Series 2006-QS14-A18 6.250%, 11/25/2036	1,127,951
1,118,931	Series 2006-QS17-A5 6.000%, 12/25/2036	924,581
1,101,508	Series 2006-QS2-1A4 5.500%, 02/25/2036	979,548
1,345,401	Series 2006-QS7-A3 6.000%, 06/25/2036	1,108,675
1,311,837	Series 2007-QS1-2A10 6.000%, 01/25/2037	1,065,131
1,931,565	Series 2007-QS3-A1 6.500%, 02/25/2037	1,609,811
4,690,502	Series 2007-QS6-A6 6.250%, 04/25/2037	4,007,767
1,077,646	Series 2007-QS8-A8 6.000%, 06/25/2037	913,081
3,217,339	Series 2007-QS9-A33 6.500%, 07/25/2037	2,795,829
	Residential Asset Securitization Trust
329,047	Series 2005-A8CB-A9 5.375%, 07/25/2035	289,567
569,344	Series 2006-A8-1A1 6.000%, 08/25/2036	521,398
401,435	Series 2007-A1-A8 6.000%, 03/25/2037	284,109
1,617,265	Series 2007-A2-1A2 6.000%, 04/25/2037	1,354,485
991,994	Series 2007-A5-2A5 6.000%, 05/25/2037	874,569
154,800	Series 2007-A6-1A3 6.000%, 06/25/2037	139,821
	Residential Funding Mortgage Securities I, Inc.
118,491	Series 2006-S1-1A3 5.750%, 01/25/2036	122,638
1,777,080	Series 2006-S4-A5 6.000%, 04/25/2036	1,692,847
	SCG Trust
200,000	Series 2013-SRP1-A 1.586%, 11/15/2026(c)(e)	199,965
385,000	Series 2013-SRP1-B 2.674%, 11/15/2026(c)(e)	385,200
700,000	Series 2013-SRP1-C 3.424%, 11/15/2026(c)(e)	703,181
100,000	Series 2013-SRP1-D 3.517%, 11/15/2026(c)(e)	100,071

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Sequoia Mortgage Trust
$7,000,000	Series 2013-4-A4 2.750%, 04/25/2043(j)	$5,765,354
	Stanwich Mortgage Loan Trust
264,283	Series 2011-5-A 3.807%, 09/15/2037(b)(c)(j)	110,861
1,199,193	Series 2012-2-A 2.097%, 03/15/2047(b)(c)(j)	549,550
47,481	Series 2012-5-A 0.000%, 03/15/2051(b)(c)(e)	26,283
	Structured Adjustable Rate Mortgage Loan Trust
328,584	Series 2004-12-7A3 2.702%, 09/25/2034(e)	328,354
366,118	Series 2004-16-2A 2.507%, 11/25/2034(e)	371,099
302,806	Series 2004-6-1A 2.384%, 06/25/2034(e)	298,828
94,455	Series 2005-14-A1 0.497%, 07/25/2035(e)	69,359
875,045	Series 2005-15-1A1 2.506%, 07/25/2035(e)	724,159
1,941,079	Series 2005-22-3A1 2.880%, 12/25/2035(e)	1,621,178
3,062,639	Series 2008-1-A2 2.554%, 10/25/2037(e)	2,629,594
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
146,653	Series 2004-20-8A7 5.750%, 11/25/2034	153,730
	Structured Asset Securities Corp. Trust
107,951	Series 2005-1-7A7 5.500%, 02/25/2035	110,549
2,593,409	Series 2005-5-2A2 5.500%, 04/25/2035	2,574,150
	Sunset Mortgage Loan Co. LLC
1,904,642	Series 2014-NPL1-A 3.228%, 08/16/2044(c)(d)	1,901,635
	Washington Mutual Mortgage Pass-Through Certificates Trust
73,443	Series 2004-CB2-2A 5.500%, 07/25/2034	76,793
1,019,905	Series 2005-1-5A1 6.000%, 03/25/2035	1,059,880
1,036,148	Series 2005-AR7-A3 2.406%, 08/25/2035(j)	1,035,451
156,936	Series 2006-2-1A9 6.000%, 03/25/2036	147,023
1,315,434	Series 2006-5-1A5 6.000%, 07/25/2036	1,162,501
673,489	Series 2006-8-A6 4.787%, 10/25/2036(d)	479,141
323,874	Series 2006-AR19-2A 1.937%, 01/25/2047(e)	293,797
5,055,698	Series 2007-5-A3 7.000%, 06/25/2037	3,142,849

Principal Amount^		Value
	Wells Fargo Alternative Loan Trust
$567,191	Series 2007-PA2-3A1 0.537%, 06/25/2037(e)	$411,302
835,560	Series 2007-PA2-3A2 6.463%, 06/25/2037(e)(l)	203,701
	Wells Fargo Mortgage-Backed Securities Trust
46,123	Series 2003-J-1A9 2.615%, 10/25/2033(e)	46,398
293,935	Series 2003-M-A1 2.615%, 12/25/2033(e)	294,952
134,612	Series 2004-A-A1 2.640%, 02/25/2034(e)	135,021
120,515	Series 2004-O-A1 2.620%, 08/25/2034(e)	120,101
48,576	Series 2005-11-2A3 5.500%, 11/25/2035	50,702
78,846	Series 2005-12-1A2 5.500%, 11/25/2035	80,646
947,919	Series 2005-12-1A5 5.500%, 11/25/2035	969,228
250,865	Series 2005-16-A18 6.000%, 01/25/2036	247,642
187,792	Series 2005-17-1A1 5.500%, 01/25/2036	192,870
439,052	Series 2005-AR10-2A2 2.652%, 06/25/2035(e)	447,641
123,207	Series 2005-AR10-2A4 2.652%, 06/25/2035(e)	124,338
392,719	Series 2006-AR19-A1 5.586%, 12/25/2036(e)	381,408
1,520,272	Series 2006-AR2-2A5 2.621%, 03/25/2036(e)	1,463,428
1,323,470	Series 2007-3-1A4 6.000%, 04/25/2037	1,317,338

TOTAL MORTGAGE-BACKED SECURITIES (Cost $275,061,065)		297,987,717

MUNICIPAL BONDS: 0.9%

Puerto Rico: 0.9%
	Commonwealth of Puerto Rico
11,000,000	8.000%, 07/01/2035	7,452,500
	Puerto Rico Commonwealth Gov’t Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038	2,664,747
2,300,000	Series C 6.150%, 07/01/2028	909,121

TOTAL MUNICIPAL BONDS (Cost $12,364,886)		11,026,368

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Contracts		Value
PURCHASED OPTIONS: 0.2%

COMMON STOCKS: 0.1%
	Actavis Plc Put Option
34	Exercise Price $275.00 Expiration Date: July 2015	$1,530
	Allergan Plc Put Option
29	Exercise Price $275.00 Expiration Date: July 2015	1,305
	Applied Materials, Inc. Call Option
161	Exercise Price $22.00 Expiration Date: January 2016	8,533
	AT&T, Inc. Call Option
3,921	Exercise Price $35.00 Expiration Date: July 2015	294,075
	Avago Technologies Ltd. Call Option
13	Exercise Price $140.00 Expiration Date: October 2015	9,620
116	Exercise Price $155.00 Expiration Date: July 2015	1,160
122	Exercise Price $150.00 Expiration Date: July 2015	3,050
	Axalta Coating Systems Ltd. Call Option
402	Exercise Price $35.00 Expiration Date: August 2015	34,170
	Axalta Coating Systems Ltd. Put Option
157	Exercise Price $30.00 Expiration Date: July 2015	2,355
	Axis Capital Holdings Ltd. Put Option
102	Exercise Price $50.00 Expiration Date: September 2015	8,415
	B/E Aerospace, Inc. Put Option
243	Exercise Price $50.00 Expiration Date: July 2015	6,075
	Ball Corp. Put Option
106	Exercise Price $65.00 Expiration Date: July 2015	1,855
	Berry Plastics Group, Inc. Put Option
301	Exercise Price $30.00 Expiration Date: July 2015	6,772
	Bob Evans Farms, Inc. Put Option
91	Exercise Price $45.00 Expiration Date: August 2015	2,275
182	Exercise Price $45.00 Expiration Date: July 2015	2,730
281	Exercise Price $40.00 Expiration Date: July 2015	4,917
	Catamaran Corp. Call Option
23	Exercise Price $62.50 Expiration Date: October 2015	437
	Catamaran Corp. Put Option
11	Exercise Price $57.50 Expiration Date: October 2015	193
	Charter Communications, Inc. Put Option
69	Exercise Price $160.00 Expiration Date: July 2015	3,623

Contracts		Value
	Cobalt International Energy, Inc. Put Option
429	Exercise Price $9.00 Expiration Date: July 2015	$5,362
	Commscope Holding Co., Inc. Call Option
68	Exercise Price $34.00 Expiration Date: July 2015	2,040
	Consol Energy, Inc. Call Option
61	Exercise Price $23.00 Expiration Date: July 2015	2,806
	Consol Energy, Inc. Put Option
410	Exercise Price $21.00 Expiration Date: July 2015	28,700
	Dish Network Corp. Put Option
48	Exercise Price $65.00 Expiration Date: July 2015	2,760
48	Exercise Price $67.50 Expiration Date: July 2015	7,680
	Dynegy, Inc. Call Option
6	Exercise Price $35.00 Expiration Date: September 2015	390
23	Exercise Price $35.00 Expiration Date: August 2015	1,150
77	Exercise Price $30.00 Expiration Date: July 2015	5,775
	Dynegy, Inc. Put Option
124	Exercise Price $30.00 Expiration Date: July 2015	18,600
202	Exercise Price $25.00 Expiration Date: July 2015	5,050
	Expedia, Inc. Call Option
275	Exercise Price $120.00 Expiration Date: July 2015	4,813
	Exterran Holdings, Inc. Put Option
252	Exercise Price $30.00 Expiration Date: July 2015	8,190
	Family Dollar Stores, Inc. Put Option
211	Exercise Price $72.50 Expiration Date: July 2015	2,638
	Freeport-McMoRan, Inc. Call Option
702	Exercise Price $25.00 Expiration Date: August 2015	4,212
	Harris Corp. Put Option
175	Exercise Price $70.00 Expiration Date: July 2015	3,500
	Hewlett-packard Co. Call Option
133	Exercise Price $31.00 Expiration Date: July 2015	2,793
	Hewlett-packard Co. Put Option
144	Exercise Price $28.50 Expiration Date: July 2015	2,160
254	Exercise Price $30.00 Expiration Date: July 2015	15,494
265	Exercise Price $28.00 Expiration Date: August 2015	14,045
	KLX, Inc. Put Option
246	Exercise Price $40.00 Expiration Date: July 2015	7,380

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Contracts		Value
COMMON STOCKS (CONTINUED)
	Kraft Foods Group, Inc. Call Option
30	Exercise Price $90.00 Expiration Date: September 2015	$3,210
220	Exercise Price $87.50 Expiration Date: July 2015	9,900
	Kraft Foods Group, Inc. Put Option
89	Exercise Price $82.50 Expiration Date: September 2015	14,240
	Media General, Inc. Put Option
521	Exercise Price $15.00 Expiration Date: July 2015	9,117
	MGM Resorts International Put Option
502	Exercise Price $18.00 Expiration Date: July 2015	21,084
	Molson Coors Brewing Co. Put Option
175	Exercise Price $65.00 Expiration Date: July 2015	2,625
	Mylan N.V. Call Option
199	Exercise Price $77.50 Expiration Date: July 2015	4,975
209	Exercise Price $72.50 Expiration Date: July 2015	16,093
	Mylan N.V. Put Option
163	Exercise Price $62.50 Expiration Date: July 2015	6,520
	Omnicare, Inc. Call Option
14	Exercise Price $100.00 Expiration Date: September 2015	210
	Perrigo Co. Plc Put Option
36	Exercise Price $175.00 Expiration Date: July 2015	7,020
	Royal Dutch Shell Plc Put Option
170	Exercise Price $57.50 Expiration Date: October 2015	49,300
	Salesforce.com, Inc. Put Option
210	Exercise Price $67.50 Expiration Date: July 2015	19,320
	SPX Corp. Put Option
193	Exercise Price $65.00 Expiration Date: July 2015	3,860
	Staples, Inc. Call Option
424	Exercise Price $17.00 Expiration Date: January 2016	33,920
	Starwood Hotels & Resorts Worldwide, Inc. Put Option
84	Exercise Price $75.00 Expiration Date: July 2015	1,680
	Synageva Biopharma Corp. Put Option
144	Exercise Price $170.00 Expiration Date: July 2015	1,440
250	Exercise Price $165.00 Expiration Date: July 2015	1,000
	T-Mobile US, Inc. Call Option
150	Exercise Price $43.00 Expiration Date: July 2015	3,000

Contracts		Value
	Teva Pharmaceutical Industries Ltd. Put Option
151	Exercise Price $55.00 Expiration Date: July 2015	$2,869
	TRW Automotive Holdings Corp. Put Option
69	Exercise Price $95.00 Expiration Date: July 2015	345
	Viacom, Inc. Put Option
260	Exercise Price $62.50 Expiration Date: July 2015	14,300
	Visteon Corp. Put Option
15	Exercise Price $100.00 Expiration Date: July 2015	488
	Weatherford International Plc Put Option
249	Exercise Price $11.00 Expiration Date: August 2015	8,341
504	Exercise Price $12.00 Expiration Date: July 2015	15,624
	Williams Cos., Inc. (The) Call Option
71	Exercise Price $65.00 Expiration Date: August 2015	4,899
287	Exercise Price $62.50 Expiration Date: August 2015	33,005
715	Exercise Price $60.00 Expiration Date: November 2015	227,370
	XPO Logistics, Inc. Put Option
183	Exercise Price $45.00 Expiration Date: July 2015	33,855
	Yelp, Inc. Call Option
220	Exercise Price $45.00 Expiration Date: July 2015	35,200

		1,123,438

Notional Amount
CURRENCY OPTIONS: 0.0%
	INR Call / USD Put Put Option
5,040,000	Exercise Price $61.50 Expiration Date: July 2015	292
	USD Call / KRW Put Call Option
12,350,000	Exercise Price $1,113.00 Expiration Date: November 2015	345,565
	USD Put / INR Call Put Option
7,965,000	Exercise Price $61.50 Expiration Date: August 2015	3,489

		349,346

Contracts

EXCHANGE TRADED FUNDS: 0.1%
	iShares Russell 2000 ETF Put Option
555	Exercise Price $121.00 Expiration Date: July 2015	54,945
	SPDR S&P 500 ETF Trust Put Option
4,460	Exercise Price $202.00 Expiration Date: July 2015	802,800

		857,745

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2015 (Unaudited)

Notional Amount		Value
INTEREST RATE SWAPTIONS: 0.0%
	Call - OTC - 10 Year Swap for the obligation to pay a fixed rate of 4.200% versus the 3 month LIBOR Call Option
295,000,000	Exercise Price $4.20 Expiration Date: October 2015	$69,911
	Put MXN 1 Year Put Option
234,000,000	Exercise Price $4.26 Expiration Date: October 2015	53,195

		123,106

Contracts
OPTIONS ON EQUITY/ EQUITY INDICES: 0.0%
	Euro Stoxx 50 Index Call Option
27	Exercise Price $3,850.00 Expiration Date: September 2015	8,583

TOTAL PURCHASED OPTIONS (Cost $2,702,305)		2,462,218

Principal Amount^
SHORT-TERM INVESTMENTS: 16.4%

TREASURY BILLS: 0.1%
	United States Treasury Bill
$1,400,000	0.068%, 08/20/2015(a)	1,399,870

TOTAL TREASURY BILLS (Cost $1,399,870)		1,399,870

REPURCHASE AGREEMENTS: 16.3%
$201,477,000	FICC, 0.000%, 6/30/15, due 07/01/2015 [collateral: par value $204,540,000, U.S. Treasury Note, 0.625%, due 12/15/2016; U.S. Treasury Note, 1.750%, due 02/28/2022; U.S. Treasury Note, 2.125%, due 12/31/2021; value $205,528,788] (proceeds $201,477,000)	201,477,000

TOTAL REPURCHASE AGREEMENTS (Cost $201,477,000)		201,477,000

TOTAL SHORT-TERM INVESTMENTS (Cost $202,876,870)		202,876,870

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,198,257,790): 100.1%		1,239,274,279

Liabilities in Excess of Other Assets: (0.1)%		(774,555)

Net Assets: 100.0%		$1,238,499,724

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
CLO	Collateralized Loan Obligation.
ETF	Exchange Traded Fund.
ETN	Exchange Traded Note.
GDR	Global Depository Receipt.
JIBAR	Johannesburg Interbank Agreed Rate.
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
MLP	Master Limited Partnership.
NVDR	Non-voting Depository Receipt.
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $92,152,680 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Illiquid securities at June 30, 2015, at which time the aggregate value of these illiquid securities is $8,657,597 or 0.7% of net assets.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
(d)	Coupon increases periodically based upon a predetermined schedule.
(e)	Floating Interest Rate.
(f)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(g)	Issued with a zero coupon. Income is recognized through the accretion.
(h)	Perpetual Call.
(i)	Security is currently in default and/or non-income producing.
(j)	Variable rate security. Interest rate or distribution rate disclosed is that
(k)	Principal Only security.
(l)	Interest Only security. Security with a notional or nominal principal amount.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2015 (Unaudited)

Shares		Value
COMMON STOCKS: (7.3)%
(690,903)	Alcoa, Inc.	$(7,703,568)
(27,713)	Alibaba Group Holding Ltd. ADR*	(2,279,949)
(20,415)	Alkermes Plc*	(1,313,501)
(7,501)	Alliance Resource Partners L.P.	(187,225)
(1,347)	Anheuser-Busch InBev N.V. ADR	(162,542)
(10,028)	Antero Resources Corp.*	(344,362)
(20,845)	Apache Corp.	(1,201,297)
(678)	AptarGroup, Inc.	(43,236)
(118,403)	Ascena Retail Group, Inc.*	(1,972,002)
(321,731)	AT&T, Inc.	(11,427,885)
(3,215)	Autoliv, Inc.	(375,351)
(6,363)	Avago Technologies Ltd.	(845,834)
(583)	Ball Corp.	(40,897)
(700)	Baytex Energy Corp.	(10,903)
(162)	Bemis Co., Inc.	(7,292)
(2,862)	Boeing Co. (The)	(397,017)
(6,033)	BorgWarner, Inc.	(342,916)
(14,132)	Cabot Oil & Gas Corp.	(445,723)
(12,841)	CenturyLink, Inc.	(377,269)
(52,004)	Ciena Corp.*	(1,231,455)
(4,064)	CommScope Holding Co., Inc.*	(123,993)
(1,574)	ConAgra Foods, Inc.	(68,815)
(3,900)	ConocoPhillips	(239,499)
(59,625)	Corning, Inc.	(1,176,401)
(1,348)	Cracker Barrel Old Country Store, Inc.	(201,068)
(900)	Crescent Point Energy Corp.	(18,491)
(422)	Crown Holdings, Inc.*	(22,328)
(53,556)	Cypress Semiconductor Corp.	(730,504)
(3,537)	Delphi Automotive Plc	(300,963)
(11,601)	Denny’s Corp.*	(134,688)
(7,286)	Dover Corp.	(511,331)
(15,148)	Enerflex Ltd.	(163,933)
(5,139)	EQT Corp.	(418,006)
(4,605)	Expedia, Inc.	(503,557)
(15,352)	Exterran Partners L.P.	(345,420)
(48,103)	Fastenal Co.	(2,028,985)
(515,214)	First Quantum Minerals Ltd.	(6,744,515)
(9,744)	Flowserve Corp.	(513,119)
(150,066)	Ford Motor Co.	(2,252,491)
(5,047)	Frank’s International N.V.	(95,085)
(17,334)	Gannett Co., Inc.*	(242,496)
(2,343)	General Dynamics Corp.	(331,980)
(49,302)	General Motors Co.	(1,643,236)
(566,442)	Glencore Plc	(2,274,105)
(100)	H. Lundbeck A/S	(7)
(3,129)	Harman International Industries, Inc.	(372,163)
(1,500)	Henkel AG & Co. KGaA (Preference Shares)	(168,306)
(5,096)	Hexcel Corp.	(253,475)
(2,163)	Hormel Foods Corp.	(121,928)
(22,312)	International Business Machines Corp.	(3,629,270)
(2,916)	L-3 Communications Holdings, Inc.	(330,616)
(1,758)	Lockheed Martin Corp.	(326,812)
(11,840)	Melco Crown Entertainment Ltd. ADR	(232,419)
(99,450)	MGM China Holdings Ltd.	(162,674)
(146,530)	Newcrest Mining Ltd.*	(1,469,594)
(3,120)	Nexstar Broadcasting Group, Inc. Class A	(174,720)
(28,244)	Peabody Energy Corp.	(61,854)

Shares		Value
(5,400)	Pennsylvania Real Estate Investment Trust	$(115,236)
(8,602)	Pentair Plc	(591,387)
(2,000)	Pitney Bowes, Inc.	(41,620)
(3,461)	Raytheon Co.	(331,148)
(6,187)	Rockwell Collins, Inc.	(571,369)
(34,682)	RPC, Inc.	(479,652)
(2,971)	Schlumberger Ltd.	(256,070)
(48,103)	Seagate Technology Plc	(2,284,892)
(863)	Silgan Holdings, Inc.	(45,532)
(24,365)	Simon Property Group, Inc.	(4,215,632)
(3,637)	Sinclair Broadcast Group, Inc. Class A	(101,509)
(5,000)	Spirit AeroSystems Holdings, Inc. Class A*	(275,550)
(49,873)	STERIS Corp.	(3,213,816)
(13,568)	Superior Energy Services, Inc.	(285,471)
(30,709)	Target Corp.	(2,506,776)
(38,919)	TEGNA, Inc.	(1,248,132)
(340,300)	Tencent Holdings Ltd.	(6,795,596)
(26,870)	Teradata Corp.*	(994,190)
(3,506)	Texas Roadhouse, Inc.	(131,230)
(1,143)	TransDigm Group, Inc.*	(256,798)
(3,215)	Triumph Group, Inc.	(212,158)
(13,555)	Varian Medical Systems, Inc.*	(1,143,093)
(16,121)	VMware, Inc. Class A*	(1,382,215)
(6,853)	Wesco Aircraft Holdings, Inc.*	(103,823)
(3,172)	WESCO International, Inc.*	(217,726)
(13,795)	Western Digital Corp.	(1,081,804)
(12,864)	Williams Cos., Inc. (The)	(738,265)
(1,000)	WW Grainger, Inc.	(236,650)
(6,788)	Wynn Resorts Ltd.	(669,772)
(70,700)	Yahoo Japan Corp.	(286,031)

TOTAL COMMON STOCKS (Proceeds $91,696,898)		(89,912,214)

EXCHANGE-TRADED FUNDS: (1.1)%
(7,050)	Alerian MLP ETF	(109,698)
(7,677)	Consumer Staples Select Sector SPDR Fund	(365,425)
(9,600)	Energy Select Sector SPDR Fund	(721,536)
(1,109)	Health Care Select Sector SPDR Fund	(82,498)
(9,978)	Industrial Select Sector SPDR Fund	(539,411)
(115,962)	iShares MSCI Brazil Capped ETF	(3,800,075)
(3,123)	iShares Nasdaq Biotechnology ETF	(1,152,293)
(12,965)	iShares Russell 2000 Growth ETF	(2,004,130)
(7,024)	JPMorgan Alerian MLP Index ETN	(278,150)
(19,021)	SPDR Barclays High Yield Bond ETF	(730,977)
(6,329)	SPDR S&P 500 ETF Trust	(1,302,825)
(4,200)	SPDR S&P Oil & Gas Exploration & Production ETF	(195,972)
(8,649)	SPDR S&P Retail ETF	(853,310)
(9,415)	Utilities Select Sector SPDR Fund	(390,346)
(8,408)	Vanguard REIT ETF	(627,994)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $13,549,210)		(13,154,640)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2015 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS: (0.4)%
	AT&T, Inc.
$(1,584,000)	3.900%, 03/11/2024	$(1,600,285)
	Ensco Plc
(2,023,000)	4.700%, 03/15/2021	(2,063,185)
	Kraft Foods Group, Inc.
(393,000)	3.500%, 06/06/2022	(394,565)
	National Oilwell Varco, Inc.
(605,000)	2.600%, 12/01/2022	(577,896)
	Vale S.A.
(835,000)	5.625%, 09/11/2042	(707,387)

TOTAL CORPORATE BONDS (Proceeds $5,406,184)		(5,343,318)

TOTAL SECURITIES SOLD SHORT (Proceeds $110,652,292)		$(108,410,172)

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2015 (Unaudited)

Description	Number of Contracts Purchased / (Sold)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
DAX Index	10	3,067,629	09/2015	$(33,602)
Eurodollars 3 Month	(155)	(38,219,125)	12/2016	(6,373)
Eurodollars 3 Month	(267)	(65,388,300)	12/2017	103,984
S&P500 E Mini Index	(147)	(15,099,840)	09/2015	253,219
Sterlings 3 Month	(212)	(41,101,650)	12/2016	117,814
TOPIX Index	30	4,005,979	09/2015	(2,549)

	(741)	$(152,735,307)		$432,493

SCHEDULE OF SWAPS at June 30, 2015 (Unaudited)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Unrealized Appreciation/ (Depreciation)*
Bank of America N.A.	2,000,000	5/08/2025	3 month JIBAR	7.950%	$3,779
Barclays Bank plc	72,000,000	5/05/2025	3 month JIBAR	7.950	142,507

TOTAL					$146,286

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their market values.
(1)	Notional amounts are denominated in foreign currency.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Unrealized Appreciation/ (Depreciation)*
	7,670,000	5/05/2025	3 month LIBOR	2.184%	$178,955
	6,200,000	6/19/2025	3 month LIBOR	2.418	19,731

TOTAL					$198,686

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their market values.
(1)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2015	Notional Amount(1)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation / (Depreciation)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Bank of America N.A.	1.000%	5.963%	$300,000	$(56,709)	$(38,296)	$(18,413)
Federal Republic of Brazil 4.250% 01/07/2025 (Buy Protection)	9/20/2020	Citigroup Global Markets, Inc.	(1.000%)	2.586%	(2,240,000)	168,902	165,774	3,128

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2015 (Unaudited) (Continued)

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2015	Notional Amount(1)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation / (Depreciation)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Citigroup Global Markets, Inc.	1.000%	5.963%	$550,000	$(103,966)	$(70,208)	$(33,758)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Citigroup Global Markets, Inc.	1.000%	5.963%	2,350,000	(444,219)	(406,640)	(37,579)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Deutsche Bank Securities, Inc.	1.000%	5.963%	460,000	(86,953)	(64,551)	(22,402)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	5.963%	1,200,000	(226,834)	(174,354)	(52,480)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	5.963%	1,200,000	(226,835)	(249,017)	22,182
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	5.963%	1,200,000	(226,835)	(225,670)	(1,165)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	5.963%	765,000	(144,607)	(137,810)	(6,797)

						$(1,348,056)	$(1,200,772)	$(147,284)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Rate	Floating Rate Index	Notional Amount(1)	Unrealized Appreciation/ (Depreciation)*
Dragon Oil PLC GBP	5/7/2016	Goldman Sachs International	1-Month GBP- LIBOR-BBA	7.285%	244,387	$—
MTN Group LTD USD	3/2/2017	Morgan Stanley Capital Services, Inc.	FED Effective-1D	1.300%	994,821	(54,082)

						$(54,082)

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their market values.
(1)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2015 (Unaudited)

Contracts		Value
Common Stocks: (0.0%)
	Anadarko Petroleum Corp. Call Option
(67)	Exercise Price $84.50 Expiration Date: July 2015	$(2,814)
	Applied Materials, Inc. Call Option
(161)	Exercise Price $32.00 Expiration Date: January 2016	(322)
	AT&T, Inc. Call Option
(71)	Exercise Price $36.00 Expiration Date: August 2015	(3,834)
	Avago Technologies Ltd. Put Option
(13)	Exercise Price $125.00 Expiration Date: October 2015	(8,580)
	Axalta Coating Systems Ltd. Put Option
(402)	Exercise Price $30.00 Expiration Date: August 2015	(18,090)
	Catamaran Corp. Call Option
(11)	Exercise Price $65.00 Expiration Date: July 2015	(55)
	Catamaran Corp. Put Option
(11)	Exercise Price $57.50 Expiration Date: July 2015	(165)
	Consol Energy, Inc. Put Option
(61)	Exercise Price $22.00 Expiration Date: July 2015	(7,198)
	Home Depot, Inc. (The) Call Option
(71)	Exercise Price $116.00 Expiration Date: July 2015	(1,420)
	Hospira, Inc. Call Option
(22)	Exercise Price $90.00 Expiration Date: August 2015	(110)
	Kinder Morgan, Inc. Call Option
(198)	Exercise Price $40.50 Expiration Date: July 2015	(1,089)
	Kraft Foods Group, Inc. Call Option
(25)	Exercise Price $85.00 Expiration Date: September 2015	(6,750)
(1)	Exercise Price $90.00 Expiration Date: September 2015	(107)
	Kraft Foods Group, Inc. Put Option
(30)	Exercise Price $87.50 Expiration Date: September 2015	(12,300)
(5)	Exercise Price $87.00 Expiration Date: July 2015	(995)
(6)	Exercise Price $85.00 Expiration Date: July 2015	(390)
(3)	Exercise Price $86.50 Expiration Date: July 2015	(360)
	Lowe’s Cos., Inc. Call Option
(110)	Exercise Price $72.50 Expiration Date: July 2015	(440)
	Mylan N.V. Call Option
(456)	Exercise Price $77.50 Expiration Date: July 2015	(11,400)
	Partnerre Ltd. Put Option
(14)	Exercise Price $130.00 Expiration Date: August 2015	(5,180)
	Royal Dutch Shell Plc Put Option
(59)	Exercise Price $57.50 Expiration Date: July 2015	(5,310)
	Staples, Inc. Call Option
(206)	Exercise Price $22.00 Expiration Date: January 2016	(2,575)

Contracts		Value
Common Stocks (continued)
	T-Mobile US, Inc. Put Option
(150)	Exercise Price $35.00 Expiration Date: July 2015	$(3,225)
	Williams Cos., Inc. (The) Call Option
(17)	Exercise Price $58.00 Expiration Date: July 2015	(1,989)
(17)	Exercise Price $59.00 Expiration Date: July 2015	(1,445)
	Williams Cos., Inc. (The) Put Option
(322)	Exercise Price $57.50 Expiration Date: August 2015	(94,990)
(358)	Exercise Price $59.00 Expiration Date: July 2015	(82,340)
(93)	Exercise Price $60.00 Expiration Date: July 2015	(29,388)
(71)	Exercise Price $55.00 Expiration Date: August 2015	(13,064)
(54)	Exercise Price $59.00 Expiration Date: July 2015	(11,880)
(28)	Exercise Price $57.50 Expiration Date: July 2015	(4,200)
(34)	Exercise Price $57.00 Expiration Date: July 2015	(3,740)
(52)	Exercise Price $55.00 Expiration Date: July 2015	(2,600)
	Yelp, Inc. Call Option
(220)	Exercise Price $47.50 Expiration Date: July 2015	(22,220)

		(360,565)

Notional Amount
Currency Options: (0.0%)
	USD Call/ KRW Put Call Option
(12,350,000)	Exercise Price $1,150.00 Expiration Date: November 2015	(192,574)

Interest Rate Swaptions: (0.0%)
	Put - OTC - 10 Year Swap for the obligation to pay a fixed rate of 3.730% versus the 3 month LIBOR Put Option
(295,000,000)	Exercise Price $3.73 Expiration Date: October 2015	(19,875)

Total Written Options: (0.0%) (premiums $599,012)		$(573,014)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2015 (Unaudited) (Continued)

The premium amount and the number of option contracts written during the period ended June 30, 2015, were as follows:

	Alternative Strategies Fund
	Premium Amount	Number of Contracts
Options outstanding at December 31, 2014	$165,331	12,202,914
Options Written	3,091,363	307,386,117
Options Closed	(1,245,100)	(19,561)
Options Exercised	(98,338)	(575)
Options Expired	(1,314,244)	(12,215,476)

Options outstanding at June 30, 2015	$599,012	307,353,419

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2015 (Unaudited)

At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2015	Fund Delivering	U.S. $ Value at June 30, 2015	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/6/2015	USD	$1,414,625	BRL	$1,460,858	$—	$(46,233)
	7/29/2015	HUF	6,451,714	USD	6,534,427	—	(82,713)
	7/29/2015	USD	6,847,372	EUR	6,806,047	41,325	—
	7/29/2015	USD	1,977,555	JPY	2,003,016	—	(25,461)
Citibank N.A.	7/21/2015	USD	2,592,944	COP	2,520,611	72,333	—
	7/22/2015	USD	761,231	NZD	744,106	17,125	—
Credit Suisse International	7/8/2015	USD	808,846	MXN	802,125	6,721	—
	7/9/2015	USD	3,752,955	MXN	3,760,710	—	(7,755)
	7/27/2015	USD	3,432,111	EUR	3,420,785	11,326	—
	7/27/2015	USD	57,447	MXN	56,553	894	—
	7/27/2015	USD	6,065,269	ZAR	6,072,596	—	(7,327)
	7/29/2015	CAD	4,899,436	AUD	4,922,615	—	(23,179)
Deutsche Bank AG	7/20/2015	USD	932,504	EUR	914,802	17,702	—
	7/20/2015	USD	1,144,232	EUR	1,135,693	8,539	—
	7/27/2015	USD	8,900,242	JPY	9,062,917	—	(162,675)
Goldman Sachs & Co.	9/15/2015	AUD	307	USD	307	—	—
	9/15/2015	AUD	230	USD	231	—	(1)
	9/15/2015	AUD	230	USD	231	—	(1)
	9/15/2015	AUD	230	USD	232	—	(2)
	9/15/2015	AUD	307	USD	311	—	(4)
	9/15/2015	CAD	5,365	USD	5,434	—	(69)
	9/15/2015	GBP	31,749	USD	31,401	348	—
	9/15/2015	GBP	10,687	USD	10,594	93	—
	9/15/2015	USD	7,881	AUD	7,864	17	—
	9/15/2015	USD	308	AUD	307	1	—
	9/15/2015	USD	537	AUD	537	—	—
	9/15/2015	USD	389,761	CAD	385,201	4,560	—
	9/15/2015	USD	123,312	CAD	121,807	1,505	—
	9/15/2015	USD	7,832	CAD	7,688	144	—
	9/15/2015	USD	7,938	CAD	7,848	90	—
	9/15/2015	USD	12,630,395	EUR	12,532,767	97,628	—
	9/15/2015	USD	1,615,210	EUR	1,585,130	30,080	—
	9/15/2015	USD	481,062	EUR	474,188	6,874	—
	9/15/2015	USD	55,795	EUR	55,826	—	(31)
	9/15/2015	USD	771,286	GBP	783,026	—	(11,740)

			$66,178,905		$66,228,791	$317,305	$(367,191)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (1/1/15)	Ending Account Value (6/30/15)	Expenses Paid During Period* (1/1/15 to 6/30/15)	Expenses Ratio During Period* (1/1/15 to 6/30/15)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,006.70	$5.82	1.17%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,005.60	$7.11	1.43%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.00	$5.86	1.17%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.71	$7.15	1.43%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,063.90	$5.01	0.98%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,062.70	$6.29	1.23%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.94	$4.91	0.98%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.70	$6.16	1.23%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,018.40	$7.56	1.51%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.31	$7.55	1.51%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,016.80	$9.30	1.86%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,015.70	$10.55	2.11%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,015.58	$9.30	1.86%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,014.34	$10.54	2.11%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

74	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2015 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$266,233,446	$1,298,490,152	$55,202,326	$996,780,790
Repurchase agreements at cost	16,817,000	119,197,000	6,431,000	201,477,000

Total investments at cost	$283,050,446	$1,417,687,152	$61,633,326	$1,198,257,790

Investments in securities at value	$352,771,427	$1,456,120,924	$59,282,594	$1,037,797,279
Repurchase agreements at value	16,817,000	119,197,000	6,431,000	201,477,000

Total investments at value	$369,588,427	$1,575,317,924	$65,713,594	$1,239,274,279

Cash	21,594	67,947	2,242	21,286,148
Cash, denominated in foreign currency (cost of $0, $350,795, $0 and $884,453, respectively)	—	350,795	—	891,949
Deposits at brokers and custodian for securities sold short, futures, options and swaps	—	—	—	104,367,903
Receivables:
Securities sold	1,436,502	359,420	285,730	27,402,557
Fund shares sold	302,727	2,037,931	1,795	9,264,953
Dividends and interest	158,033	1,654,456	31,449	5,332,812
Foreign tax reclaims	27,734	1,533,730	—	28,592
Variation margin	—	—	—	245,323
Other Receivables	—	—	—	39,651
Paydown	—	—	—	56,428
Unrealized gain on forward foreign currency exchange contracts	—	2,205,431	—	317,305
Unrealized gain on swaps	—	—	—	171,596
Prepaid expenses	21,022	33,269	16,629	28,329

Total Assets	371,556,039	1,583,560,903	66,051,439	1,408,707,825

LIABILITIES:
Written options (premium received, $0, $0, $0 and $599,012, respectively)	—	—	—	573,014
Securities sold short (proceeds, $0, $0, $0 and $110,652,292, respectively)	—	—	—	108,410,172
Deposits received from brokers and custodian for securities sold short, futures, options and swaps	—	—	—	309,478
Payables:
Advisory fees	311,348	1,074,565	58,663	1,313,880
Securities purchased	2,623,635	813,448	402,321	27,300,157
Fund shares redeemed	263,208	3,351,200	254,168	3,840,036
Foreign taxes withheld	542	28,911	—	4,099
Trustees fees	1,797	960	1,156	—
Professional fees	19,156	70,109	13,322	41,055
Distributions payable	—	—	—	941,122
Line of credit	—	—	—	25,000,000
Line of credit interest	—	—	—	22,189
Dividend and interest on swaps	—	—	—	76,187
Variation margin	—	—	—	40,848
Short dividend	—	—	—	171,644
Chief Compliance Officer fees	6,989	6,989	6,989	6,989
Net swap premiums received	—	—	—	1,200,772
Unrealized loss on forward foreign currency exchange contracts	—	2,293,226	—	367,191
Unrealized loss on swaps	—	—	—	226,676
Distribution fees payable for investor class (see Note 4)	17	68,738	—	37,146
Accrued other expenses	92,082	411,056	38,464	325,446

Total Liabilities	3,318,774	8,119,202	775,083	170,208,101

Commitments and Contingencies (See Note 8)

NET ASSETS	$368,237,265	$1,575,441,701	$65,276,356	$1,238,499,724

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	75

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2015 – (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$368,158,534	$1,253,881,993	$65,276,356	$1,055,709,065
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	20,308,439	67,894,186	3,190,106	91,939,649
Net asset value, offering price and redemption price per share	$18.13	$18.47	$20.46	$11.48

Investor Class:
Net Assets	$78,731	$321,559,708	$—	$182,790,659
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	4,391	17,569,169	—	15,907,797
Net asset value, offering price and redemption price per share	$17.93	$18.30	$—	$11.49

COMPONENTS OF NET ASSETS
Paid-in capital	$249,974,041	$1,466,657,591	$81,415,983	$1,204,562,671
Undistributed net investment income (loss)	1,594,624	24,825,196	(245,328)	1,162,784
Accumulated net realized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	30,134,926	(73,494,295)	(19,974,567)	(10,994,486)
Net unrealized appreciation/depreciation on:	—	—	—	—
Investments	86,537,981	157,630,772	4,080,268	41,016,489
Foreign currency transactions	(4,307)	(177,563)	—	(91,951)
Short sales	—	—	—	2,242,120
Written options	—	—	—	25,998
Futures	—	—	—	432,493
Swaps	—	—	—	143,606

Net assets	$368,237,265	$1,575,441,701	$65,276,356	$1,238,499,724

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2015 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $62,081, $1,960,641, $0 and $104,688, respectively)	$3,641,376	$19,222,573	$281,349	$3,131,181
Interest (net of interest taxes withheld of $0, $0, $0 and $1,121, respectively)	—	—	—	21,841,624

Total income	3,641,376	19,222,573	281,349	24,972,805

Expenses
Advisory fees	2,185,918	8,713,853	396,450	7,581,267
Transfer agent fees	99,676	469,464	36,153	291,337
Fund accounting fees	49,297	48,574	36,038	90,144
Administration fees	40,783	138,040	10,014	90,240
Professional fees	36,106	101,252	14,585	81,747
Trustee fees	38,108	64,504	29,791	51,174
Custody fees	21,805	387,547	9,147	311,749
Reports to shareholders	22,490	55,814	9,153	39,542
Registration expense	14,793	19,682	10,396	23,581
Miscellaneous	9,921	43,743	886	3,599
Insurance expense	5,903	21,575	1,073	12,540
Dividend & interest expense	—	—	1,401	1,978,458
Chief Compliance Officer fees	6,989	6,989	6,989	6,989
Distribution fees for investor class (see Note 4)	98	430,566	—	209,375

Total expenses	2,531,887	10,501,603	562,076	10,771,742
Less: fees waived (see Note 3)	(200,788)	(2,323,956)	(35,399)	(515,275)

Net expenses	2,331,099	8,177,647	526,677	10,256,467

Net investment income (loss)	1,310,277	11,044,926	(245,328)	14,716,338

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	24,953,110	7,992,687	1,421,273	8,738,926
Foreign currency transactions	4,690	12,381,207	—	4,195,303
Short sales	—	—	—	(14,795,853)
Written options	—	—	—	1,686,713
Futures	—	—	—	(509,194)
Swap contracts	—	—	—	280,974

Net realized gain (loss)	24,957,800	20,373,894	1,421,273	(403,131)

Net change in unrealized appreciation/depreciation on:
Investments	(22,548,826)	71,403,712	207,957	(6,830,969)
Foreign currency transactions	(1,444)	(6,797,237)	—	(964,959)
Short sales	—	—	—	7,519,330
Written options	—	—	—	(36,681)
Futures	—	—	—	828,555
Swap contracts	—	—	—	181,042

Net change in unrealized appreciation/depreciation	(22,550,270)	64,606,475	207,957	696,318

Net realized and unrealized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	2,407,530	84,980,369	1,629,230	293,187

Net increase in net assets resulting from operations	$3,717,807	$96,025,295	$1,383,902	$15,009,525

The accompanying notes are an integral part of these financial statements.

Statements of Operations	77

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2015#	Year Ended December 31, 2014	Six Months Ended June 30, 2015#	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,310,277	$(117,568)	$11,044,926	$14,303,308
Net realized gain on investments and foreign currency transactions	24,957,800	49,517,850	20,373,894	157,064,893
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(22,550,270)	(4,570,974)	64,606,475	(213,768,701)

Net increase (decrease) in net assets resulting from operations	3,717,807	44,829,308	96,025,295	(42,400,500)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	—	(14,134,491)
Investor Class	—	—	—	(3,321,403)
From net realized gain
Institutional Class	—	(43,039,588)	—	—
Investor Class	—	(7,940)	—	—

Total distributions	—	(43,047,528)	—	(17,455,894)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	12,428,570	23,122,093	92,064,063	182,213,339
Investor Class	4,900	25,109	24,466,610	11,549,367
Reinvested distributions
Institutional Class	—	42,352,213	—	9,528,816
Investor Class	—	7,940	—	3,320,866
Redemption fee proceeds
Institutional Class	—	11,236	291	46,794
Payment for shares redeemed
Institutional Class	(67,589,910)	(67,887,846)	(88,412,222)	(297,824,681)
Investor Class	(3,352)	(50,402)	(66,729,837)	(4,586,559)

Net decrease in net assets from capital share transactions	(55,159,792)	(2,419,657)	(38,611,095)	(95,752,058)

Total increase (decrease) in net assets	(51,441,985)	(637,877)	57,414,200	(155,608,452)
NET ASSETS:
Beginning of period	419,679,250	420,317,127	1,518,027,501	1,673,635,953

End of period	$368,237,265	$419,679,250	$1,575,441,701	$1,518,027,501

Undistributed net investment income	$1,594,624	$284,347	$24,825,196	$13,780,270

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	681,069	1,235,212	4,973,135	10,150,054
Reinvested distributions	—	2,332,170	—	543,262
Redeemed	(3,676,483)	(3,629,131)	(4,813,666)	(16,514,530)

Net increase (decrease) from capital share transactions	(2,995,414)	(61,749)	159,469	(5,821,214)

Investor Class:
Sold	274	1,360	1,320,429	672,340
Reinvested distributions	—	441	—	190,854
Redeemed	(187)	(2,625)	(3,627,343)	(262,233)

Net increase (decrease) from capital share transactions	87	(824)	(2,306,914)	600,961

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Six Months Ended June 30, 2015#	Year Ended December 31, 2014	Six Months Ended June 30, 2015#	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(245,328)	$(506,426)	$14,716,338	$19,664,389
Net realized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	1,421,273	10,152,435	(403,131)	6,897,694
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	207,957	(12,714,884)	696,318	2,209,251

Net increase (decrease) in net assets resulting from operations	1,383,902	(3,068,875)	15,009,525	28,771,334

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(12,759,574)	(20,241,553)
Investor Class	—	—	(2,095,036)	(3,521,703)
From net realized gain
Institutional Class	—	—	—	(5,677,864)
Investor Class	—	—	—	(1,116,018)

Total distributions	—	—	(14,854,610)	(30,557,138)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	1,174,586	3,464,292	309,964,268	378,057,693
Investor Class	—	—	59,833,984	89,439,864
Reinvested distributions
Institutional Class	—	—	11,118,603	23,239,239
Investor Class	—	—	2,061,674	4,551,509
Redemption fee proceeds
Institutional Class	—	—	—	19,432
Investor Class	—	—	—	5,384
Payment for shares redeemed
Institutional Class	(10,498,069)	(11,583,489)	(120,554,659)	(145,549,269)
Investor Class	—	—	(45,974,201)	(35,290,655)

Net increase (decrease) in net assets from capital share transactions	(9,323,483)	(8,119,197)	216,449,669	314,473,197

Total increase (decrease) in net assets	(7,939,581)	(11,188,072)	216,604,584	312,687,393
NET ASSETS:
Beginning of period	73,215,937	84,404,009	1,021,895,140	709,207,747

End of period	$65,276,356	$73,215,937	$1,238,499,724	$1,021,895,140

Undistributed net investment income (loss)	$(245,328)	$—	$1,162,784	$1,301,056

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	58,166	163,598	26,630,686	32,617,533
Reinvested distributions	—	—	963,797	2,018,516
Redeemed	(512,512)	(550,041)	(10,388,284)	(12,530,603)

Net increase (decrease) from capital share transactions	(454,346)	(386,443)	17,206,199	22,105,446

Investor Class:
Sold	—	—	5,140,354	7,714,657
Reinvested distributions	—	—	178,537	395,187
Redeemed	—	—	(3,962,446)	(3,034,038)

Net increase from capital share transactions	—	—	1,356,445	5,075,806

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	79

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2015#		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.01		$17.98	$13.88	$12.43	$12.97	$10.88

Income from investment operations:
Net investment income (loss)	0.06	[1]	(0.01)[1]	(0.04)	0.01	(0.04)	(0.03)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.06		2.02	4.88	1.70	(0.50)	2.12

Total income (loss) from investment operations	0.12		2.01	4.84	1.71	(0.54)	2.09

Less distributions:
From net investment income	—		—	—	(0.01)	—	—

From net realized gains	—		(1.98)	(0.74)	(0.25)	—	—

Total distributions	—		(1.98)	(0.74)	(0.26)	—	—

Redemption fee proceeds	—		— ^	— ^	— ^	— ^	— ^

Net asset value, end of period	$18.13		$18.01	$17.98	$13.88	$12.43	$12.97

Total return	0.67	%+	11.07%	35.14%	13.78%	(4.16)%	19.21%

Ratios/supplemental data:
Net assets, end of period (millions)	$368.2		$419.6	$420.2	$274.4	$306.5	$345.7

Ratios of total expenses to average net assets:
Before fees waived	1.27	%*	1.27%	1.30%	1.30%	1.28%	1.29%

After fees waived	1.17	%*	1.17%	1.23%	1.28%[2]	1.26%	1.27%

Ratio of net investment income (loss) to average net assets	0.66	%*	(0.03)%	(0.27)%	0.09%	(0.26)%	(0.30)%

Portfolio turnover rate	16.80	%+[3]	52.70%[3]	113.28%[3]	74.03%[3]	71.42%[3]	77.22%[3]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2015#		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.83		$17.87	$13.79	$12.37	$12.94	$10.87

Income from investment operations:
Net investment income (loss)	0.03	[1]	(0.05)[1]	(0.11)	(0.16)	(0.02)	(0.03)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.07		1.99	4.93	1.83	(0.55)	2.10

Total income (loss) from investment operations	0.10		1.94	4.82	1.67	(0.57)	2.07

Less distributions:
From net investment income	—		—	—	—	—	—

From net realized gains	—		(1.98)	(0.74)	(0.25)	—	—

Total distributions	—		(1.98)	(0.74)	(0.25)	—	—

Redemption fee proceeds	—		—	—	—	—	— ^

Net asset value, end of period	$17.93		$17.83	$17.87	$13.79	$12.37	$12.94

Total return	0.56	%+	10.75%	35.22%	13.51%	(4.40)%	19.04%

Ratios/supplemental data:
Net assets, end of period (thousands)	$78.7		$76.7	$91.7	$86.0	$319.3	$141.6

Ratios to total expenses to average net assets:
Before fees waived	1.53	%*	1.52%	1.55%	1.55%	1.53%	1.54%

After fees waived	1.43	%*	1.42%	1.48%	1.53%[2]	1.51%	1.52%

Ratio of net investment income (loss) to average net assets	0.39	%*	(0.28)%	(0.52)%	(0.34)%	(0.46)%	(0.51)%

Portfolio turnover rate	16.80	%+[3]	52.70%[3]	113.28%[3]	74.03%[3]	71.42%[3]	77.22%[3]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	81

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2015#		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.36		$18.06	$15.02	$12.58	$15.05	$13.05

Income from investment operations:
Net investment income	0.13	[1]	0.17 [1]	0.18	0.16	0.11	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.98		(0.66)	3.04	2.35	(2.55)	2.00

Total income (loss) from investment operations	1.11		(0.49)	3.22	2.51	(2.44)	2.07

Less distributions:
From net investment income	—		(0.21)	(0.18)	(0.07)	(0.03)	(0.07)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.21)	(0.18)	(0.07)	(0.03)	(0.07)

Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^

Net asset value, end of period	$18.47		$17.36	$18.06	$15.02	$12.58	$15.05

Total return	6.39	%+	(2.72)%	21.47%	19.96%	(16.24)%	15.86%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,253.9		$1,175.7	$1,328.2	$1,175.5	$1,173.6	$1,449.0

Ratios of total expenses to average net assets:
Before fees waived	1.27	%*	1.24%	1.30%	1.30%	1.26%	1.28%

After fees waived	0.98	%*	1.03%	1.11%	1.15%[2]	1.11%	1.14%

Ratio of net investment income to average net assets	1.46	%*	0.94%	1.02%	1.05%	0.73%	0.51%

Portfolio turnover rate	17.60	%+[3]	70.08%[3]	112.35%[3]	107.28%[3]	127.07%[3]	98.74%[3]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2015#		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.22		$17.92	$14.92	$12.53	$15.03	$13.04

Income from investment operations:
Net investment income	0.10	[1]	0.12 [1]	0.12	0.11	0.07	0.04

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.98		(0.65)	3.03	2.35	(2.54)	1.99

Total income (loss) from investment operations	1.08		(0.53)	3.15	2.46	(2.47)	2.03

Less distributions:
From net investment income	—		(0.17)	(0.15)	(0.07)	(0.03)	(0.04)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.17)	(0.15)	(0.07)	(0.03)	(0.04)

Redemption fee proceeds	—		—	— ^	— ^	— ^	— ^

Net asset value, end of period	$18.30		$17.22	$17.92	$14.92	$12.53	$15.03

Total return	6.27	%+	(2.98)%	21.12%	19.64%	(16.46)%	15.58%

Ratios/supplemental data:
Net assets, end of period (millions)	$321.6		$342.3	$345.4	$274.6	$240.8	$243.2

Ratios to total expenses to average net assets:
Before fees waived	1.52	%*	1.49%	1.55%	1.55%	1.51%	1.53%

After fees waived	1.23	%*	1.28%	1.36%	1.40%[2]	1.36%	1.39%

Ratio of net investment income to average net assets	1.15	%*	0.66%	0.76%	0.80%	0.46%	0.22%

Portfolio turnover rate	17.60	%+[3]	70.08%[3]	112.35%[3]	107.28%[3]	127.07%[3]	98.74%[3]

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	83

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2015#		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.09		$20.94	$15.30	$12.91	$12.85	$10.51

Income from investment operations:
Net investment loss	(0.07)[1]		(0.13)[1]	(0.16)	(0.09)	(0.15)	(0.08)

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments	0.44		(0.72)	5.80	2.48	0.21	2.42

Total income (loss) from investment operations	0.37		(0.85)	5.64	2.39	0.06	2.34

Less distributions:
From net investment income	—		—	—	—	—	—

From net realized gains	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Redemption fee proceeds	—		—	— ^	— ^	— ^	— ^

Net asset value, end of period	$20.46		$20.09	$20.94	$15.30	$12.91	$12.85

Total return	1.84	%+	(4.06)%	36.86%	18.51%	0.47%	22.26%

Ratios/supplemental data:
Net assets, end of period (millions)	$65.3		$73.2	$84.4	$71.3	$70.6	$85.1

Ratios of total expenses to average net assets:
Before fees waived	1.62	%*	1.54%	1.54%	1.58%	1.54%	1.56%

After fees waived	1.51	%*	1.44%	1.47%	1.57%[2]	1.54%^^	1.55%

Ratio of net investment loss to average net assets	(0.71	)%*	(0.62)%	(0.83)%	(0.56)%	(1.06)%	(0.62)%

Portfolio turnover rate	30.32	%+	104.22%	153.56%	142.07%	125.18%	113.76%

^	Amount represents less than $0.01 per share.
*	Annualized.
+	Not annualized.
#	Unaudited.
^^	Percentage impact rounds to less than 0.01%
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2015#		Year Ended December 31,			Period Ended December 31, 2011**
			2014	2013	2012
Net asset value, beginning of period	$11.44		$11.42	$11.01	$10.32	$10.00

Income from investment operations:
Net investment income	0.16	[1]	0.27 [1]	0.26	0.30	0.03

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.03		0.14	0.43	0.67	0.31

Total income from investment operations	0.19		0.41	0.69	0.97	0.34

Less distributions:
From net investment income	(0.15)		(0.31)	(0.28)	(0.27)	(0.02)

From net realized gains	—		(0.08)	—	(0.01)	—	^

Total distributions	(0.15)		(0.39)	(0.28)	(0.28)	(0.02)

Redemption fee proceeds	—		— ^	— ^	— ^	—

Net asset value, end of period	$11.48		$11.44	$11.42	$11.01	$10.32

Total return	1.68	%+	3.58%	6.32%	9.41%	3.41	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$1,055.7		$855.2	$600.9	$349.2	$152.0

Ratios of total expenses to average net assets:
Before fees waived	1.95	%*,7	1.87%[6]	1.82%[5]	1.91%[2,4]	2.08	%*,2,3

After fees waived	1.86	%*,7	1.74%[6]	1.66%[5]	1.64%[4,8]	1.61	%*,3

Ratio of net investment income to average net assets	2.76	%*,7	2.32%[6]	2.53%[5]	3.22%[4]	1.51	%*,3

Portfolio turnover rate	77.96	%+,9	156.88%[9]	179.19%[9]	160.54%[9]	34.19	%+,9

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
#	Unaudited.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Includes Interest & Dividend expense of 0.37% of average net assets.
[8]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	85

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2015#		Year Ended December 31,			Period Ended December 31, 2011**
			2014	2013	2012
Net asset value, beginning of period	$11.45		$11.43	$11.02	$10.32	$10.00

Income from investment operations:
Net investment income	0.14	[1]	0.24 [1]	0.24	0.26	0.02

Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.04		0.14	0.43	0.68	0.32

Total income from investment operations	0.18		0.38	0.67	0.94	0.34

Less distributions:
From net investment income	(0.14)		(0.28)	(0.26)	(0.23)	(0.02)

From net realized gains	—		(0.08)	—	(0.01)	—	^

Total distributions	(0.14)		(0.36)	(0.26)	(0.24)	(0.02)

Redemption fee proceeds	—		— ^	— ^	— ^	—

Net asset value, end of period	$11.49		$11.45	$11.43	$11.02	$10.32

Total return	1.57	%+	3.33%	6.07%	9.16%	3.39	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$182.8		$166.7	$108.3	$58.5	$17.2

Ratios to total expenses to average net assets:
Before fees waived	2.20	%*,7	2.12%[6]	2.07%[5]	2.16%[2,4]	2.33	%*,2,3

After fees waived	2.11	%*,7	1.99%[6]	1.91%[5]	1.89%[4,8]	1.86	%*,3

Ratio of net investment income to average net assets	2.51	%*,7	2.07%[6]	2.27%[5]	2.98%[4]	1.41	%*,3

Portfolio turnover rate	77.96	%+,9	156.88%[9]	179.19%[9]	160.54%[9]	34.19	%+,9

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Includes Interest & Dividend expense of 0.37% of average net assets.
[8]	Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B	Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

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Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C	Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D	Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

F	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

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Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions. (See Note 7).

H	Financial Futures Contracts. Each Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, each Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. (See Note 7).

I	Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

J	Credit Default Swaps. During the six months ended June 30, 2015, the Alternative Strategies Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. (See Note 7).

K

Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market

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and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset. (See Note 7).

L	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions. (See Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. (See Note 7).

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Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2014, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

O	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

P	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12B1 expenses, can be directly attributed to that specific class.

Q	Restricted Cash. At June 30, 2015, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

R	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2015, there were no restricted securities held in the Funds.

S

Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course

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of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—
Alternatives Strategies	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2016, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.00% of the average daily net assets of the Equity Fund, 0.81% of the average daily net assets of the International Fund, and 1.04% of the average daily net assets of the Smaller Companies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2015, the amount waived, contractual and voluntary, was $200,788, $1,136,337, $35,399 and $6,907 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2016, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the International Fund’s operating expenses and the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.99% and 1.24%, and 1.49% and 1.74%, respectively. For the six months ended June 30, 2015, the amount waived contractually was $1,187,619 and $508,368 for the International Fund and the Alternative Strategies Fund, respectively. The Advisor may be reimbursed by the Funds no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Funds’ expenses to exceed the expense limitation. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

Year Incurred	Expiration Year	Alternatives Strategies Fund
2012	2015	$825,383
2013	2016	848,585
2014	2017	1,068,408

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $27,956 annually for the services of the CCO.

No Sub-Advisors used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the period ended June 30, 2015.

During the six months ended June 30, 2015, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $45,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

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Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2015, the Equity, International and Alternative Strategies Funds’ Investor Classes incurred $98, $430,566 and $209,375, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2015, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$63,569,828	$112,404,188
International Fund	258,132,273	316,342,272
Smaller Companies Fund	19,060,199	25,823,565
Alternatives Strategies Fund	980,927,906	759,599,963

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements	93

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2015. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$352,771,427	$—	$—	$352,771,427

Total Equity	352,771,427	—	—	352,771,427

Short-Term Investments
Repurchase Agreements	—	16,817,000	—	16,817,000

Total Investments in Securities	$352,771,427	$16,817,000	$—	$369,588,427

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of June 30, 2015.

94	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$58,304,893	$—	$—	$58,304,893
Belgium	15,963,375	—	—	15,963,375
Brazil	19,208,500	—	—	19,208,500
Canada	37,612,439	—	—	37,612,439
China	51,024,320	—	—	51,024,320
Denmark	70,146,613	—	—	70,146,613
Finland	38,826,948	—	—	38,826,948
France	231,280,691	—	—	231,280,691
Germany	93,489,901	—	—	93,489,901
Ireland	25,409,009	—	—	25,409,009
Japan	171,271,284	—	—	171,271,284
Malaysia	21,309,155	—	—	21,309,155
Netherlands	32,635,881	—	—	32,635,881
Panama	21,536,664	—	—	21,536,664
Philippines	15,570,195	—	—	15,570,195
South Korea	35,015,078	—	—	35,015,078
Spain	48,396,877	—	—	48,396,877
Sweden	33,048,884	—	—	33,048,884
Switzerland	124,208,728	—	—	124,208,728
Turkey	10,644,395	—	—	10,644,395
United Kingdom	281,216,207	—	—	281,216,207
United States	20,000,887	—	—	20,000,887

Total Equity	1,456,120,924	—	—	1,456,120,924

Short-Term Investments
United States	—	119,197,000	—	119,197,000

Total Short-Term Investments	—	119,197,000	—	119,197,000

Total Investments in Securities	$1,456,120,924	$119,197,000	$—	$1,575,317,924

Other Financial Instruments*	(87,795)	—	—	(87,795)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Transfer to Level 1 from Level 2 in the amount of $1,113,138,780 in the International Fund. The securities were transferred because we were able to utilize prices from an approved price source in accordance with the fund’s valuation policies.

Smaller Companies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$59,282,594	$—	$—	$59,282,594

Total Equity	59,282,594	—	—	59,282,594

Short-Term Investments
Repurchase Agreements	—	6,431,000	—	6,431,000

Total Investments in Securities	$59,282,594	$6,431,000	$—	$65,713,594

(a)	See Fund’s Schedule of Investments for sector classifications

Notes to Financial Statements	95

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

There were no transfers between any levels in the Fund as of June 30, 2015.

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$416,177,661	$—	$1,288,697	**	$417,466,358
Exchange-Traded Funds	905,686	—	—		905,686
Limited Partnerships	—	—	1,265,830	**	1,265,830
Preferred Stocks	16,810,425	—	1,700,000	**	18,510,425

Total Equity	433,893,772	—	4,254,527	**	438,148,299

Rights/Warrants	41,793	9,587,354	—		9,629,147
Short-Term Investments
Treasury Bills	—	1,399,870	—		1,399,870
Repurchase Agreements	—	201,477,000	—		201,477,000

Total Short-Term Investments	—	202,876,870	—		202,876,870

Fixed Income
Asset-Backed Securities	—	38,807,800	1,931,575	**	40,739,375
Bank Loans	—	36,729,322	—		36,729,322
Convertible Bonds	—	21,409,141	—		21,409,141
Corporate Bonds	—	165,265,484	2,959,046	**	168,224,530
Government Securities & Agency Issue	—	10,041,292	—		10,041,292
Mortgage-Backed Securities	—	297,609,823	377,894	(1)	297,987,717
Municipal Bonds	—	11,026,368	—		11,026,368

Total Fixed Income	—	580,889,230	5,268,515	**	586,157,745

Purchased Options	1,989,766	472,452	—		2,462,218

Total Investments in Securities in Assets	$435,925,331	$793,825,906	$9,523,042	**	$1,239,274,279

Short Sales
Common Stocks	(89,912,207)	—	(7	)**	(89,912,214)
Exchange-Traded Funds	(13,154,640)	—	—		(13,154,640)
Corporate Bonds	—	(5,343,318)	—		(5,343,318)

Total Short Sales	(103,066,847)	(5,343,318)	(7	)**	(108,410,172)

Total Investments in Securities in Liabilities	$(103,066,847)	$(5,343,318)	$(7	)**	$(108,410,172)

Other Financial Instruments*
Forwards Foreign Currency Exchange Contracts	(49,886)	—	—		(49,886)
Futures	432,493	—	—		432,493
Swaps - Interest Rate	—	344,972	—		344,972
Swaps - Credit Default	—	(147,284)	—		(147,284)
Swaps - Total Return	—	(54,082)	—		(54,082)
Written Options	(360,565)	(212,449)	—		(573,014)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

Transfer from Level 3 to Level 1 in the amount of $659,513 in the Alternative Strategies Fund was due to the fact that the Advisor was able to obtain prices from an approved price source.

Transfer from Level 2 to Level 3 in the amount of $129,315 in the Alternative Strategies Fund was attributable to the completion of a merger involving the parent company of the issuers and the fact that contingent value rights issued in connection with the merger do not trade on a regular basis.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 7 – Other Derivative Information

At June 30, 2015, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$2,205,431	Unrealized loss on forward foreign currency exchange contracts	$(2,293,226)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$317,305	Unrealized loss on forward foreign currency exchange contracts	$(367,191)
		Investments in securities(1)	349,346	Written options	(192,574)
Interest rate		Unrealized gain on swap contracts*	344,972	Unrealized loss on swap contracts	—
		Unrealized gain on futures contracts**	221,798	Unrealized gain on futures contracts**	(6,373)
		Investments in securities(1)	123,106	Written options	(19,875)
Credit		Unrealized gain on swap contracts	25,310	Unrealized loss on swap contracts	(172,594)
Equity		Unrealized gain on futures contracts**	253,219	Unrealized loss on futures contracts**	(36,151)
		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	(54,082)
		Investments in securities(1)	1,989,766	Written options	(360,565)

	Total		$3,624,822		$(1,209,405)

(1)    Generally, the Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

*     Includes cumulative appreciation/depreciation on centrally cleared swaps.

**  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2015, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Quarterly Average(a)
Currency	Forward foreign currency exchange contracts(1)	$13,052,847	$(6,839,110)	165,625,243

(a)	Quarterly average notional values are based on the average of quarterly end notional balances for the six months ended June 30, 2015.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

Notes to Financial Statements	97

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund

	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts(1)	$4,232,753	$(945,356)	110,606,562	(a)
		Purchased option contracts(2)	353,952	(393,719)	21,686,667	(a)
		Written option contracts	46,360	(41,994)	8,183,333	(a)
Interest rate		Swap contracts	(45,487)	344,972	29,290,000	(a)(c)
		Futures	(347,119)	215,425	86,160,715	(a)
		Purchased option contracts(2)	88,733	28,623	342,566,667	(a)
		Written option contracts	—	(484)	98,333,333	(a)
Credit		Swap contracts	312,538	(110,938)	23,031,667	(a)(c)
Equity		Swap contracts	13,923	(52,992)	931,435	(a)(c)
		Future contracts	(162,075)	613,130	14,884,922	(a)
		Purchased option contracts(2)	(4,568,093)	857,375	21,839	(b)
		Written option contracts	1,640,353	5,797	3,915	(b)

	Total		$1,565,838	$519,839

(a)	Quarterly average notional values are based on the average of quarterly end notional balances for the six months ended June 30, 2015.

(b)	Quarterly average contracts are based on the average of quarterly end contracts for the six months ended June 30, 2015.

(c)	Notional amount is denoted in local currency.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

(2)	Generally, the Statements of Operations location for “Purchased Options” is “Investments”.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At June 30, 2015, Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund had investments in repurchase agreements with a gross value of $16,817,000, $119,197,000, $6,431,000 and $201,477,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

The following tables represent the ASU 2013-01 disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2015:

International Fund

	Derivative Assets				Derivative Liabilities
Counterparty	Purchased Options	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust	$—	$—	$2,205,431	$2,205,431	$—	$(2,293,226)	$—	$(2,293,226)	$(87,795)	$—	$(87,795)

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Swaps	Forward Currency Contracts	Futures(1)	Total	Swaps	Forward Currency Contracts	Futures(1)		Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$468,963	$3,779	$41,325	—	$514,067	$(18,413)	$(154,407)	$		$(212,449)	$(385,269)	$128,798	$—	$128,798
Barclays Bank plc	—	142,507	—	—	142,507	—	—			—	—	142,507	—	142,507
Citibank N.A.	3,489	—	89,458	—	92,947	—	—			—	—	92,947	(92,947)	—
Citigroup Global Markets, Inc.	—	3,128	—	—	3,128	(71,337)	—			—	(71,337)	(68,209)	—	(68,209)
Credit Suisse International	—	—	18,941	—	18,941	—	(38,261)			—	(38,261)	(19,320)	—	(19,320)
Deutsche Bank AG	—	—	26,241	—	26,241	—	(162,675)			—	(162,675)	(136,434)	—	(136,434)
Deutsche Bank Securities, Inc.	—	—	—	—	—	(22,402)	—			—	(22,402)	(22,402)	—	(22,402)
Goldman Sachs & Co.	1,119,226	—	141,340	—	1,260,566	—	(11,848)			(354,802)	(366,650)	893,916	(893,916)	—
JP Morgan Chase Bank NA	—	—	—	475,017	475,017	—	—		(42,524)	—	(42,524)	432,493	(275,000)	157,493
Morgan Stanley & Co.	870,540	—	—	—	870,540	—	—			(5,763)	(5,763)	864,777	(864,777)	—
Morgan Stanley Capital Services, Inc.	—	22,182	—	—	22,182	(114,524)	—			—	(114,524)	(92,342)	—	(92,342)

Total	$2,462,218	$171,596	$317,305	$475,017	$3,426,136	$(226,676)	$(367,191)		$(42,524)	(573,014)	$(1,209,405)	$2,216,731	$(2,126,640)	$90,091

(1)	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

At June 30, 2015, unfunded loan commitments for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
Sound Holdings FP	$671,882
SLS Hotel	283,157
365 Bond St.	278,244
Echo Brickell	219,964
801 S. Broadway	150,856
U.S. Farming Realty Trust II	96,381

Total	$1,700,484

Notes to Financial Statements	99

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Tax cost of Investments	$311,277,310	$1,427,836,038	$70,229,684	$989,871,178
Gross Tax Unrealized Appreciation	113,288,408	207,122,688	11,814,023	62,677,209
Gross Tax Unrealized Depreciation	(5,095,288)	(125,195,790)	(8,739,977)	(21,659,357)

Net Tax unrealized appreciation (depreciation) on investments	108,193,120	81,926,898	3,074,046	41,017,852
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures and short sales	(2,863)	(134,010)	—	(5,189,133)

Net Tax unrealized appreciation (depreciation)	108,190,257	81,792,888	3,074,046	35,828,719

Undistributed Ordinary Income	601,076	20,533,954	—	2,404,869

Undistributed Long-Term Capital Gains	5,754,084	—	—	3,902,427

Capital Loss Carry Forward	—	(89,568,027)	(20,195,302)	—

Current Year Ordinary Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	(402,273)	(8,327,923)

Other Accumulated Losses	—	—	—	(25,954)

Total accumulated gain/(loss)	$114,545,417	$12,758,815	$(17,523,529)	$33,782,138

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2014, the Funds utilized the following amounts of capital loss carryforwards:

Fund	Capital Loss Carryover Utilized
Equity Fund	$2,091,124
International Fund	147,311,499
Smaller Companies Fund	10,902,816
Alternative Strategies Fund	2,832,362

The capital loss carry forwards for each Fund were as follows:

Fund	Capital Loss Carryover	Expires
Equity Fund	$—
International Fund	(89,568,027)	12/31/17
Smaller Companies Fund	(20,195,302)	12/31/17
Alternatives Strategies Fund	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2014, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Equity Fund*	$409,604	$(667,348)	$257,744
International Fund*	(1,126,202)	1,126,201	1
Smaller Companies Fund*	506,426	(14,070)	(492,356)
Alternative Strategies Fund*	3,935,211	(5,470,800)	1,535,589

*	The permanent differences primarily relate to Paydowns, Partnerships, Foreign currency gain/losses, NOL and equalization adjustments.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2015, and for the year ended December 31, 2014 were as follows:

	Six Months Ended June 30, 2015		2014
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$—	$—	$10,455,161	$32,592,367
International Fund	—	—	17,455,894	—
Smaller Companies Fund	—	—	—	—
Alternative Strategies Fund	14,854,610	—	27,892,987	2,664,151

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, and PFIC adjustments.

Note 10 – Line of Credit

The Trust has an uncommitted $75,000,000 line of credit with the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on May 6, 2016. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.00% per annum. There is no annual commitment fee on this uncommitted line of credit. The Trust also has a secured $100,000,000 (increased $50,000,000 during the year) line of credit for the Alternative Strategies Fund with its custodian expiring on July 30, 2015. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays 0.15% per annum fee on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears. An upfront fee equal to 0.05% of the increased line of credit was paid at closing.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $100,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the fund would be permitted to incur pursuant to applicable law.

For the six months ended June 30, 2015, the accrued interest expense was $201,972 for Alternative Strategies Fund. For the six months ended June 30, 2015, there were no borrowings for the Equity Fund, International Fund and Smaller Companies Fund, and there was no balance outstanding at the end of the year. There was an outstanding balance of $25,000,000 for the Alternative Strategies Fund at June 30, 2015. The average borrowing for the six months ended June 30, 2015 for the Alternative Strategies Fund for the period the line was drawn was $32,607,735, at an average borrowing rate of 1.232%.

Note 11 – Limited Partnership Investment

On June 27, 2012, First Pacific Advisors LLC on behalf the Litman Gregory Masters Alternative Strategies Fund executed an agreement to invest in U.S. Farming Realty Trust II, LP, a limited partnership investment. The capital commitment of this investment is approximately $1.3 million. The remaining commitment as of June 30, 2015 is $96,381.

Notes to Financial Statements	101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 12 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

•	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

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•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

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INDEX DEFINITIONS

The ABX Indexes

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The FTSE Global All Cap ex U.S. Index

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index:

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index:

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

LIBOR

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages:

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

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INDEX DEFINITIONS – (Continued)

The Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

The Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex-U.S. Large-Cap Index

The Russell Global ex-U.S. Large-Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The Russell Global Large-Cap Index

The Russell Global Large-Cap Index offers investors access to the large-cap segment of the entire global equity market. The Russell Global Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The Vanguard 500 Index Fund

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

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Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

5.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

6.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

7.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

8.	Capex (capital expenditures) are expenditures creating future benefits.

9.	Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

10.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

11.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

12.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

13.	Correlation is a statistical measure of how two securities move in relation to each other.

14.	Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

15.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

16.	Diversification is the spreading of risk by putting assets in several categories of investments.

17.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

18.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

19.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

20.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

21.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

22.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

23.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

24.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

25.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

26.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

27.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

28.	Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

29.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

30.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

31.	Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

32.	An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

33.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

34.	Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

35.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

36.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

37.	Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

38.	The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

39.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

40.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

41.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

42.	Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

43.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

44.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

45.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

46.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

47.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

48.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

49.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

50.	Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

51.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

52.	Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

53.	Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

54.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

55.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

56.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

57.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

58.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

59.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

60.	A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

61.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

62.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

63.	Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

64.	Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

65.	Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date

66.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

67.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

68.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

69.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

70.	Z Bonds are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

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Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; Vice President and Director, WildCare Bay Area (wildlife rehabilitation) since 2007; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	4	Forward Funds (33 portfolios)
Frederick A. Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (9 portfolios)
Taylor M. Welz 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning), since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Kenneth E. Gregory** 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	Trustee and Chairman of the Board	Open-ended term; served since inception	President of the Advisor; Managing Member of Litman Gregory Asset Management, LLC (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of Litman Gregory Asset Management, LLC from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.	4	None
Jeremy DeGroot** 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	President and Trustee	Open-ended term; served as a Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Steven Savage 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1961)	Secretary	Open-ended term; served since 2014	Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	113

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

114	Privacy Notice

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Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable. because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	September 2, 2015

By:	/s/ John Coughlan
John Coughlan
Treasurer and Principal Financial Officer

Date:	September 2, 2015